    As filed with the Securities and Exchange Commission on April 30, 1997
                                                       Registration No. 33-82890
                                                                        811-8700

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-4

                         REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                         Pre-Effective Amendment No. 2
                                      and
                         REGISTRATION STATEMENT UNDER
                      THE INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 2

                   FIRST ING OF NEW YORK SEPARATE ACCOUNT A1
                          (Exact Name of Registrant)

                 FIRST ING LIFE INSURANCE COMPANY OF NEW YORK
                              (Name of Depositor)

                           225 Broadway, Suite 1901
                           New York, New York 10007
             (Address of Depositor's Principal Executive Offices)
                                (303) 860-1290
              (Depositor's Telephone Number, including Area Code)


                                                Copy to:
JOHN R. BARMEYER                                DIANE E. AMBLER, ESQ.
First ING Life Insurance Company of New York    Mayer, Brown & Platt
1290 Broadway                                   2000 Pennsylvania Avenue, N.W.
Denver, Colorado 80203-5699                     Washington, D.C. 20006-1882
(Name and Address of Agent for Service)         (202) 778-0641


APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICAL AFTER THE EFFECTIVE DATE.

                               ----------------


                      DECLARATION PURSUANT TO RULE 24F-2


An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to paragraph (b)(2) of Rule 24F-2 under the Investment Company Act of 1940. Registrant filed its Form 24F-2 on February 28, 1997 for its most recent fiscal year ending December 31, 1996.




                                ================

         FIRST ING OF NEW YORK SEPARATE ACCOUNT A1 (File No. 33-82890)
                             Cross-Reference Sheet
                            Pursuant to Rule 495(a)
                       Under the Securities Act of 1933

Form N-4 Item No.                                     Caption in Prospectus
-----------------                                     ---------------------
1.   Cover Page                                       Cover Page

2.   Definitions                                      Glossary of Terms

3.   Synopsis                                         Summary of the Exchequer
                                                      Variable Annuity

4.   Condensed Financial Information                  Condensed Financial Information

5.   General Description of Registrant, Depositor     Facts about First ING Life and the Variable
     and Portfolio Companies                          Account; The Guaranteed Interest Division

6.   Deductions and Expenses                          Fee Table; Summary of the Exchequer Variable
                                                      Annuity; Contract Charges and Fees

7.   General Description of Variable Annuity          Facts about the Contract
     Contracts

8.   Annuity Period                                   Choosing an Annuity Option

9.   Death Benefit                                    Summary of the Exchequer Variable Annuity; Values
                                                      under the Contract

10.  Purchases and Contract Value                     Summary of the Exchequer Variable Annuity; Facts
                                                      about the Contract; Values under the Contract

11.  Redemptions                                      Summary of the Exchequer Variable Annuity;
                                                      Contract Charges and Fees; Values under the
                                                      Contract; Choosing an Annuity Option

12.  Taxes                                            Summary of the Exchequer Variable Annuity;
                                                      Contract Charges and Fees; Federal Tax
                                                      Considerations

13.  Legal Proceedings                                Regulatory Information

14.  Table of Contents of Statement of                Table of Contents of Statement of Additional
     Additional Information                           Information

                                      (ii)

                                                      Caption in Statement of Additional Information (or
                                                      -----------------------------------------------------
Form N-4 Item No.                                     Prospectus, Where Indicated)
-----------------                                     ----------------------------
15.  Cover Page                                        Cover Page

16.  Table of Contents                                 Table of Contents

17.  General Information and History                   First ING Life; Prospectus -- Facts about First ING Life and the Variable Account

18.  Services                                          First ING Life; The Administrator

19.  Purchase of Securities Being Offered              Prospectus -- Facts About the Contract

20.  Underwriters                                      First ING Life

21.  Calculation of Performance Data                   Performance Information; Prospectus - Appendix A,
                                                       Performance Information

22.  Annuity Payouts                                   Performance Information; Prospectus -- Choosing
                                                       an Annuity Option

23.  Financial Statements                              Financial Statements of First ING Life Insurance
                                                       Company of New York; Financial Statements of
                                                       First ING Separate Account A1 of First ING
                                                       Life Insurance Company of New York

Part C - Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                                     (iii)

                        THE EXCHEQUER VARIABLE ANNUITY
  A FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACT
                                   issued by
                 FIRST ING LIFE INSURANCE COMPANY OF NEW YORK
                                      AND
                   FIRST ING OF NEW YORK SEPARATE ACCOUNT A1

This prospectus describes The Exchequer Variable Annuity, a flexible premium deferred combination fixed and variable annuity contract (the "Contract") offered by First ING Life Insurance Company of New York ("First ING Life," "we," "our" or "us"). The Contract is designed to aid in long-term financial planning and generally provides automatic reinvestment and compounding of any investment earnings on a tax-deferred basis for retirement or other long-term purposes. The Owner ("you" or "your") purchases the Contract with an initial Purchase Payment and is permitted to make additional Purchase Payments.


The Contract is funded by First ING of New York Separate Account A1 (the "Variable Account"). Seventeen Divisions of the Variable Account are currently available under the Contract. Each of the Divisions of the Variable Account invests in shares of a corresponding Portfolio of a mutual fund. The Portfolios available for investment through Divisions of the Variable Account include: (i) Neuberger & Berman Advisers Management Trust-Limited Maturity Bond Portfolio;
(ii) Neuberger & Berman Advisers Management Trust-Growth Portfolio; (iii) Neuberger & Berman Advisers Management Trust-Partners Portfolio; (iv) The Alger American Fund-Alger American Small Capitalization Portfolio; (v) The Alger American Fund-Alger American MidCap Growth Portfolio; (vi) The Alger American Fund-Growth Portfolio; (vii) The Alger American Fund-Alger American Leveraged AllCap Portfolio; (viii) Fidelity Variable Insurance Products Fund-VIP Growth Portfolio; (ix) Fidelity Variable Insurance Products Fund-VIP Overseas Portfolio; (x) Fidelity Variable Insurance Products Fund-VIP Money Market Portfolio; (xi) Fidelity Variable Insurance Products Fund II-Asset Manager Portfolio; (xii) Fidelity Variable Insurance Products Fund II-VIP II Index 500 Portfolio; (xiii) INVESCO VIF-Total Return Portfolio; (xiv) INVESCO VIF-Industrial Income Portfolio; (xv) INVESCO VIF-High Yield Portfolio; (xvi) INVESCO VIF-Utilities Portfolio; and (xvii) Van Eck Worldwide Insurance Trust-Worldwide Hard Assets Fund. A Guaranteed Interest Division, which guarantees a minimum fixed rate of interest, is also available. Investors may utilize both the Variable Account and the Guaranteed Interest Division simultaneously.

You may allocate your Purchase Payments among the Divisions available under the Contract in any way you choose, subject to certain restrictions. During the Accumulation Period, you may change the allocation of your Accumulation Value up to 12 times per Contract Year free of charge.

You may surrender the Contract for its Cash Surrender Value at any time prior to the Annuity Date. The Cash Surrender Value will vary daily with the investment results of the Divisions of the Variable Account and any interest credited to the Guaranteed Interest Division. We do not guarantee any minimum Cash Surrender Value for amounts allocated to the Divisions of the Variable Account. You may withdraw some of your Cash Surrender Value by making partial withdrawals, subject to certain restrictions. Surrenders and withdrawals may be subject to a surrender charge and a tax penalty.

We will pay a Death Benefit to the Beneficiary if the Owner dies prior to the Annuity Date.

This prospectus describes the Contract and your principal rights and limitations and sets forth the information concerning the Variable Account that investors should know before investing. A prospectus for each Portfolio being considered must accompany this prospectus and should be read in conjunction with this prospectus. The prospectuses provide information regarding investment activities and objectives of the Portfolios. A Statement of Additional Information, dated __________ ____, 1997, about the Variable Account has been filed with the Securities and Exchange Commission ("SEC") and is available without charge. To obtain a copy of this document, call or write our Customer Service Center. The Table of Contents of the Statement of Additional Information may be found on page 40 of this prospectus. The Statement of Additional Information is incorporated herein by reference.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
                AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
    COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ACCOMPANIED BY THE CURRENT PROSPECTUS
                 FOR EACH OF THE PORTFOLIOS BEING CONSIDERED.

ISSUED BY:                 DISTRIBUTED BY:              CUSTOMER SERVICE CENTER:
First ING Life Insurance   ING America Equities, Inc.   P.O. Box 173778
Company of New York        1290 Broadway, Attn:         Denver, CO 80217-3778
1290 Broadway              Variable                     1-800-249-9099
Denver, CO 80203-5699      Denver, CO 80203
1-800-525-9852


Date of Prospectus:  __________ 1997


TABLE OF CONTENTS
GLOSSARY OF TERMS..........................................................................6


FEE TABLE..................................................................................8


SUMMARY OF THE EXCHEQUER VARIABLE ANNUITY.................................................13

GENERAL DESCRIPTION.......................................................................13
PURCHASE PAYMENTS.........................................................................14
GUARANTEED DEATH BENEFIT..................................................................14
PARTIAL WITHDRAWALS.......................................................................14
SURRENDERING YOUR CONTRACT................................................................14
YOUR RIGHT TO CANCEL THE CONTRACT.........................................................14
CONTRACT CHARGES AND FEES.................................................................14

CONDENSED FINANCIAL INFORMATION...........................................................16


FACTS ABOUT FIRST ING LIFE AND THE VARIABLE ACCOUNT.......................................16

FIRST ING LIFE............................................................................16
CUSTOMER SERVICE CENTER...................................................................17
THE VARIABLE ACCOUNT......................................................................17
THE PORTFOLIOS............................................................................17
CHANGES WITHIN THE VARIABLE ACCOUNT.......................................................21

FACTS ABOUT THE CONTRACT..................................................................21

YOUR RIGHT TO CANCEL THE CONTRACT.........................................................21
PURCHASE PAYMENTS.........................................................................21
    Initial Purchase Payment..............................................................21
    Additional Purchase Payments..........................................................22
    Where to Make Payments................................................................22
    Crediting and Allocation of Purchase Payments.........................................22
DOLLAR COST AVERAGING.....................................................................23
AUTOMATIC REBALANCING.....................................................................23
REPORTS TO OWNERS.........................................................................24
GROUP OR SPONSORED ARRANGEMENTS...........................................................24
OFFERING THE CONTRACT.....................................................................24

VALUES UNDER THE CONTRACT.................................................................25

GUARANTEED DEATH BENEFIT..................................................................25
DEATH BENEFIT PROCEEDS....................................................................25
    How to Claim Payouts to Beneficiary...................................................25
YOUR ACCUMULATION VALUE...................................................................25
MEASUREMENT OF INVESTMENT EXPERIENCE FOR THE DIVISIONS OF THE VARIABLE ACCOUNT............26
    Accumulation Unit Value...............................................................26
    How We Determine the Accumulation Experience Factor...................................26
    Net Rate of Return for a Division of the Variable Account.............................26
DIVISION ACCUMULATION VALUE OF EACH DIVISION OF THE VARIABLE ACCOUNT......................26
DIVISION ACCUMULATION VALUE OF THE GUARANTEED INTEREST DIVISION...........................27
YOUR RIGHT TO TRANSFER AMONG DIVISIONS....................................................27
PARTIAL WITHDRAWALS.......................................................................28
    Demand Withdrawal Option..............................................................28
    Systematic Income Program.............................................................29


--------------------------------------------------------------------------------
                                       2
FING Exchequer


    IRA Income Program  --  IRA Contracts Only............................................29
    The Amount You May Withdraw Without a Surrender Charge................................30
    Tax Consequences of Partial Withdrawals...............................................30
SURRENDERING TO RECEIVE THE CASH SURRENDER VALUE..........................................30
WHEN WE MAKE PAYOUTS......................................................................31

THE GUARANTEED INTEREST DIVISION..........................................................31


OTHER INFORMATION.........................................................................32

THE OWNER.................................................................................32
THE ANNUITANT.............................................................................32
THE BENEFICIARY...........................................................................32
CHANGE OF OWNER, BENEFICIARY OR ANNUITANT.................................................32
OTHER CONTRACT PROVISIONS.................................................................32
    In Case of Errors on the Application or Enrollment Form...............................33
    Procedures............................................................................33
    Telephone Privileges..................................................................33
    Assigning the Contract as Collateral..................................................33
    Non-Participating.....................................................................33
AUTHORITY TO CHANGE CONTRACT TERMS........................................................33
    Contract Changes - Applicable Tax Law.................................................34

CONTRACT CHARGES AND FEES.................................................................34

DEDUCTION OF CHARGES......................................................................34
CHARGES DEDUCTED FROM THE ACCUMULATION VALUE..............................................34
    Surrender Charge......................................................................34
    Administrative Charge.................................................................34
    Excess Transfer Charge................................................................35
    Taxes on Purchase Payments............................................................35
CHARGES DEDUCTED FROM THE DIVISIONS.......................................................35
    Mortality and Expense Risk Charge.....................................................35
    Asset-based Administrative Charge.....................................................35
PORTFOLIO EXPENSES........................................................................36

CHOOSING AN ANNUITY OPTION................................................................36

GENERAL PROVISIONS........................................................................36
    Supplementary Contract................................................................36
    Election and Changes of Annuity Date..................................................36
    Election and Changes of Annuity Option................................................36
PAYOUT OPTIONS............................................................................36
    Variable Annuity Payout...............................................................37
    Fixed Annuity Payout..................................................................37
    Combination Annuity Payout............................................................37
    Frequency and Amount of Annuity Payouts...............................................37
PAYOUT PERIOD OPTIONS.....................................................................38
    Payouts Other Than Monthly............................................................38
    Commuting Provisions..................................................................39

REGULATORY INFORMATION....................................................................39

VOTING PRIVILEGES.........................................................................39
STATE REGULATION..........................................................................40
LEGAL PROCEEDINGS.........................................................................40
LEGAL MATTERS.............................................................................40
EXPERTS...................................................................................40

--------------------------------------------------------------------------------
                                       3

FING Exchequer


FEDERAL TAX CONSIDERATIONS...............................................................40

INTRODUCTION.............................................................................40
FIRST ING LIFE TAX STATUS................................................................40
TAXATION OF ANNUITIES....................................................................40
    1. Withdrawals Prior to the Annuity Commencement Date................................41
    2. Annuity Payouts after the Annuity Date............................................41
    3. Penalty Tax on Certain Withdrawals or Distributions...............................41
TAXATION OF INDIVIDUAL RETIREMENT ANNUITIES..............................................42
DISTRIBUTION-AT-DEATH RULES..............................................................42
TAXATION OF DEATH BENEFIT PROCEEDS.......................................................43
CONTRACTS OWNED BY NON-NATURAL PERSONS...................................................43
SECTION 1035 EXCHANGES...................................................................43
ASSIGNMENTS..............................................................................44
MULTIPLE CONTRACTS RULE..................................................................44
DIVERSIFICATION STANDARDS................................................................44

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.................................44


APPENDIX A...............................................................................46

    Example 1:  Hypothetical Illustration of Systematic Income Program Withdrawals.......46
    Example 2:  Hypothetical Illustration of a Series of Demand Withdrawals..............46
    Example 3:  Hypothetical Illustration of a Full Surrender............................48

APPENDIX B...............................................................................49

PERFORMANCE INFORMATION..................................................................49
PERFORMANCE CHART........................................................................51

APPENDIX C...............................................................................52

 THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH
  SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN
                               THIS PROSPECTUS.



--------------------------------------------------------------------------------
                                       4

FING Exchequer

GLOSSARY OF TERMS


As used in this prospectus, the following terms have the indicated meanings. There are other capitalized terms which are explained or defined in other parts of this prospectus.

Accumulation Experience Factor -- The factor which reflects the investment experience of the Portfolio in which a Division of the Variable Account invests as well as the asset-based charges assessed against that Division for a Valuation Period during the Accumulation Period.

Accumulation Period -- The period of time from the Contract Date to the Annuity
   Date.

Accumulation Unit -- A unit of measurement which we use to calculate the Accumulation Value during the Accumulation Period.

Accumulation Unit Value -- The value of the Accumulation Units of the Divisions of the Variable Account. The Accumulation Unit Value is determined as of each Valuation Date.

Accumulation Value -- The amount that your Contract provides which is available for investment at any time prior to the Annuity Date. Initially, this amount is equal to the initial Purchase Payment. Thereafter, the Accumulation Value will reflect additional Purchase Payments made, investment experience of the Divisions of the Variable Account you select, interest credited to the Guaranteed Interest Division, charges deducted and partial withdrawals taken.

Age -- The Age on the birthday prior to any date for which Age is to be determined.

Annuitant -- The person designated by the Owner to receive the Annuity Payouts and on whose life Annuity Payouts are based.

Annuity Date -- The date as of which Annuity Payouts begin.

Annuity Experience Factor -- The factor which reflects the investment experience of the Portfolio in which a Division of the Variable Account invests as well as the asset-based charges assessed against that Division for a Valuation Period during the Annuity Period.

Annuity Options -- Options the Owner elects consisting of both the Payout Option and the Payout Period Option that determine the Annuity Payout.

Annuity Payout -- The periodic payouts an Annuitant receives. They may be either a fixed or a variable amount, or a combination of fixed and variable, based on the Payout Option elected.

Annuity Period -- The period of time from the Annuity Date until the last
   Annuity Payout is made to the Annuitant.

Annuity Unit -- A unit of measurement used to calculate any periodic Annuity
   Payouts during the Annuity Period.

Annuity Unit Value -- The value of the Annuity Units of the Divisions of the
   Variable Account. The Annuity Unit Value is determined as of each Valuation Date.

Beneficiary (or Beneficiaries) -- The person (or persons) designated to receive the Death Benefit in the case of the death of the Owner during the Accumulation Period.

Benchmark Total Return -- The interest rate assumed for the purposes of calculating the Annuity Payout upon annuitization.

Business Day -- Any day which is a Valuation Date.

Cash Surrender Value -- The amount the Owner receives upon surrendering the Contract.

Code -- The Internal Revenue Code of 1986, as amended.

Contingent Annuitant -- The person designated by the Owner who becomes the Annuitant upon the Annuitant's death.

Contingent Beneficiary (or Beneficiaries) -- The person (or persons) designated by the Owner who, upon the Beneficiary's death, becomes the Beneficiary.

Contract -- The entire Contract consisting of the basic Contract, any applications and any Riders or Endorsements.

Contract Anniversary -- The anniversary of the Contract Date.

Contract Date -- The date as of which we have received and accepted the initial
   Purchase Payment and as of which we begin determining the Accumulation Value. The Contract Date is used to determine Contract Processing Dates, Years and Anniversaries.

Contract Processing Date -- The day the annual administrative charge is deducted from the

--------------------------------------------------------------------------------
                                       5
FING Exchequer

   Accumulation Value. The Contract Processing Date is as of each Contract Anniversary. Any Contract Processing Date that is not a Valuation Date is deemed to occur as of the next succeeding Valuation Date.

Contract Year -- A period of 12 months commencing with the Contract Date or any Contract Anniversary.

Customer Service Center -- Where service is provided to Owners. The mailing address and telephone number of the Customer Service Center are shown on the cover.

Death Benefit -- The amount actually payable due to the death of the Owner during the Accumulation Period.

Division -- A sub-account of the Variable Account, the assets of which are invested in a corresponding Portfolio or the Guaranteed Interest Division.

Division Accumulation Value -- The value under a Contract in a particular
   Division.

Earnings -- For purposes of calculating surrender charges, an amount equal to the Accumulation Value less Purchase Payments not previously withdrawn.

Endorsements -- An Endorsement changes or adds provisions to the Contract.

Free Look Period -- The period of time within which an Owner may examine the Contract and return it for a refund.

General Account -- The account which contains all of our assets other than those held in our separate accounts.

Gross Partial Withdrawal -- A partial withdrawal plus any applicable partial withdrawal transaction charges plus any applicable surrender charges.

Guaranteed Interest Division -- Part of our General Account to which a portion of your Accumulation Value may be allocated and which provides guarantees of principal and interest.

Individual IRA Contract -- An Individual Retirement Annuity, an IRA Rollover or an IRA Transfer offered to an individual for use in connection with Sections 408(a) and (b) of the Code.

IRA -- An Individual Retirement Annuity used as an Individual IRA Contract, a
   SEP Contract or a SIMPLE Contract

NASD -- The National Association of Securities Dealers, Inc.

Net Purchase Payments -- Total Purchase Payments made less Gross Partial
   Withdrawals taken.

Owner -- The person or persons who own the Contract and are entitled to exercise all rights under the Contract. This person's death during the Accumulation Period usually initiates payout of the Death Benefit.

Payout Option -- Specifies the type of annuity to be paid and may be either fixed, variable or a combination of fixed and variable.

Payout Period Option -- Determines how long the annuity will be paid and the amount of the first payout.

Portfolios -- The investment options available to the Divisions of the Variable
   Account. Each Portfolio has a defined investment objective.

Proceeds -- The amount to be paid as of the Annuity Date to provide Annuity
   Payouts, upon surrender of the Contract prior to the Annuity Date, or as a Death Benefit prior to the Annuity Date.

Purchase Payments -- The initial Purchase Payment and any future payments made with respect to your Contract.

Rider(s) -- A Rider adds benefits to the Contract.

SARSEP Contract -- A contract established as part of a salary reduction simplified employee pension plan. A SARSEP is a type of SEP.

SEC -- The United States Securities and Exchange Commission.

SEP Contract -- A Contract which is part of a simplified employee pension plan
   (SEP) established by an employer for use in connection with Section 408(k) of the Code. A SEP Contract is a type of IRA.

SIMPLE Contract -- A contract which is part of a savings incentive match plan for employees (SIMPLE) established by an employer for use in connection with Section 408(p) of the Code. A SIMPLE Contract is a type of IRA.

Supplementary Contract -- The Election and Supplementary Agreement for a
   Settlement Option amends the entire Contract when an Annuity Option becomes effective. The Supplementary Contract describes the manner of settlement and the rights of the Annuitant.

Supplementary Contract Effective Date -- The Annuity Date or the date of other settlement, whenever the Annuity Option becomes effective.

Valuation Date -- Each date as of which the net asset value of the shares of any of the Portfolios and unit values of the Divisions are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange and First ING Life's Customer Service Center are open for business, except for days on which a Division's corresponding Portfolio does not value its shares.

Valuation Period -- The period that starts at 4 p.m. Eastern Time on a Valuation
   Date and ends at 4 p.m. Eastern Time on the next succeeding Valuation
   Date.

Variable Account -- First ING Life Separate Account A1 established by First ING
   Life to segregate the assets funding the variable benefits provided by the Contract from the assets in our General Account.

--------------------------------------------------------------------------------
                                       6
FING Exchequer

FEE TABLE

The purpose of the following tables is to assist you in understanding the various costs and expenses that you may bear directly or indirectly. The tables reflect charges under the Contracts, expenses of the Divisions and expenses of the Portfolios. In addition to the charges and expenses described below, we may also deduct from the Proceeds taxes incurred but not paid to cover any state or local tax charge on Purchase Payments. See Taxes on Purchase Payments, page 35. We may reduce certain charges under group or sponsored arrangements. See Group or Sponsored Arrangements, page 24.

Transaction Expenses

Sales Load Imposed on Purchase Payments................................     0%
Surrender Charge/1/



                     Contract Anniversaries Since                                 Surrender Charge as a Percentage of
                       Purchase Payment Was Made                                       Purchase Payment Withdrawn
                                   0...............................................................7%
                                   1...............................................................6%
                                   2...............................................................5%
                                   3...............................................................4%
                                   4...............................................................3%
                                   5...............................................................2%
                                   6+..............................................................0%


Excess Transfer Charge (does not apply to the first 12 transfers in a Contract Year)/2/.......................................$25

Annual Contract Fees

Administrative Charge (does not apply after the Annuity Date)/3/
         If Net Purchase Payments made are less than $100,000.................................................................$30
         If Net Purchase Payments made are $100,000 or more....................................................................$0
Variable Account Annual Expenses (as a percentage of assets in each Division of the Variable Account)
Mortality and Expense Risk Charge...........................................................................................1.25%
Asset-based Administrative Charge...........................................................................................0.15%
Total Variable Account Annual Expenses......................................................................................1.40%

--------------------------
/1/ Up to certain limits, partial withdrawals may be taken without incurring a current surrender charge. See Charges Deducted from the Accumulation Value, page 34.


/2/ Any transfer under Dollar Cost Averaging or Automatic Rebalancing is not considered a transfer for this purpose. See Dollar Cost Averaging, page 23, Automatic Rebalancing page 23, After the Annuity Date, transfers are limited to four each Contract Year, and no transfer charge applies. See Excess Transfer Charge, page 35.

/3/ The administrative charge is deducted as of each Contract Anniversary or upon surrender. See Administrative Charge, page 34.




--------------------------------------------------------------------------------
                                       7
     FING Exchequer

Portfolio Annual Expenses (as a percentage of Portfolio average net assets)/4/

After expense reimbursement, where noted/5/

                                                                    Management            Other           Total Portfolio
                            Portfolio                                  Fees             Expenses             Expenses
                            ---------                                  ----             --------             --------
Neuberger & Berman Advisers Management Trust/6/
       Limited Maturity Bond Portfolio                                 0.65%              0.13%               0.78%
       Growth Portfolio                                                0.83%              0.09%               0.92%
       Partners Portfolio                                              0.84%              0.11%               0.95%
The Alger American Fund
       Alger American Small Capitalization Portfolio                   0.85%              0.03%               0.88%
       Alger American MidCap Growth Portfolio                          0.80%              0.04%               0.84%
       Alger American Growth Portfolio                                 0.75%              0.04%               0.79%
       Alger American Leveraged AllCap Portfolio                       0.85%             0.24%/6/            1.09%/7/
Fidelity Variable Insurance Products Fund
       VIP Growth Portfolio                                            0.61%              0.08%              0.69%/8/
       VIP Overseas Portfolio                                          0.76%              0.17%              0.93%/8/
       VIP Money Market Portfolio                                      0.21%              0.09%               0.30%
-----------------------------






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                                      8
     FING Exchequer


Fidelity Variable Insurance Products Fund  II
       VIP II Asset Manager Portfolio                                  0.64%              0.10%              0.74%/8/
       VIP II Index 500 Portfolio                                      0.13%              0.15%              0.28%/9/
INVESCO Variable Investment Funds, Inc.
       INVESCO VIF - Total Return Portfolio                            0.75%              0.19%             0.94%/10/ /11/
       INVESCO VIF - Industrial Income Portfolio                       0.75%              0.20%             0.95%/10/ /12/
       INVESCO VIF - High Yield Portfolio                              0.60%              0.27%             0.87%/10/ /13/
       INVESCO VIF - Utilities Portfolio                               0.60%              0.56%             1.16%/10/ /14/
Van Eck Worldwide Insurance Trust
       Worldwide Hard Assets Fund                                      1.00%              0.24%             1.24%
-----------------------

/4/ The preceding Portfolio expense information was provided to us by the Portfolios, and we have not independently verified such information. These Portfolio expenses are not direct charges against Division assets or reductions from Contract values; rather these Portfolio expenses are taken into consideration in computing each underlying Portfolio's net asset value, which is the share price used to calculate the unit values of the Divisions. For a more complete description of the Portfolios' costs and expenses, see the prospectuses for the Portfolios.

/5/ In certain cases, expenses reflected in the table have been reduced by expense reimbursements. In certain other cases, expense reimubursements are not reflected in the table, but are instead reflected in the corresponding footnote.

/6/ After expense reimbursement.  Neuberger & Berman Advisers Management Trust
    (the "Trust") is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. Expenses in the table reflect expenses of the Portfolios and include each Portfolio's pro rata portion of the operating expenses of each Portfolio's corresponding Series. The Portfolios pay Neuberger & Berman Management, Inc. ("NBMI"), an administration fee based on the Portfolios' net asset value. Each Portfolio's corresponding Series pays NBMI a management fee based on the Series' average daily net assets. Accordingly, this table combines management fees at the Series level and administration fees at the Portfolio level in a unified fee rate. See "Expenses" in the Trust's Prospectus. Expenses reflect expense reimbursement. NBMI has voluntarily undertaken to limit the Portfolios' compensation of NBMI and excluding taxes, interest, extraordinary expense, brokerage commissions and transaction costs, that exceed 1% of the Portfolios' average daily net asset value. These expense reimbursement policies are subject to termination upon 60 days written notice to the Portfolios.

/7/ The Alger American Leverage AllCap Portfolio's "Other Expenses" includes 0.03% of interest expense.

/8/ Before expense reimbursement. A portion of the brokerage commissions the Portfolio paid was used to reduce its expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.67% for Growth Portfolio, 0.92% for Overseas Portfolio, and 0.73% for Asset Manager Portfolio.

/9/ After expense reimbursement. FMR agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. Without this reimbursement, the funds' management fee, other expenses and total expenses would have been 0.28%, 0.15% and 0.43% respectively for Index 500 Portfolio on a annualized basis.

/10/ After expense reduction and before expense offset. The Portfolios' custodian fees were reduced under an expense offset arrangement. In addition, certain expenses of the Portfolio's are being absorbed voluntarily by INVESCO Funds Group, Inc. ("IFG"). The above ratios reflect total expenses, less expenses absorbed by IFG, prior to any expense offset.

/11/ After expense reduction and before expense offset. Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period December 31, 1994. If such expenses had not been voluntarily absorbed, ratio expenses to average net assets would have been 1.30%, 2.51% and 16.44%, respectively, and ratio of net investment income to average net assets would have been 3.08%, 2.41% and (11.72%), respectively.



--------------------------------------------------------------------------------
                                       9
     FING Exchequer

/12/ After expense reduction and before expense offset. Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.19%, 2.31% and 32.55%, respectively, and ratio of net investment income to average net assets would have been 2.63%, 2.22% and (30.07%), respectively.

/13/ After expense reduction and before expense offset. Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.32%, 2.71% and 30.38% respectively, and ratio of net investment income to average net assets would have been 8.74%, 7.05% and (26.92%), respectively.

/14/ After expense reduction and before expense offset. Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio expenses to average net assets would have been 5.36%, and 57.13%, respectively, and ratio of net investment income to average net assets would have been (1.28%), and (52.86), respectively.

Examples

The following examples depict the dollar amount of expenses that would be incurred under this Contract assuming a $1,000 initial Purchase Payment and 5% annual return on assets. The expense amounts presented are derived from a formula which allows the maximum $30 annual administrative charge to be expressed as a percentage of the anticipated average Contract account size. Because the anticipated average Contract account size is greater than $1,000, the expense effect of the annual administrative charge is reduced accordingly. Taxes on Purchase Payments may also be applicable but are not reflected in the expenses below. See Taxes on Purchase Payments, page 31. The Death Benefit Risk Charge and the annual administrative charge do not apply during the Annuity Period.


--------------------------------------------------------------------------------
     FING Exchequer                   10

    -------------------------------------------------------------------------------------------------------------------------------
                                                      If you surrender your Contract at the   If you do not surrender your Contract
                                                      end of the applicable time period.      or if you annuitize at the end of the
                                                                                              applicable time period.
    --------------------------------------------------------------------------------------------- ---------------------------------
    Division Investing In:                                 1        3      5         10        1        3        5          10
                                                         Year    Years   Years      Years     Year    Years    Years       Years
    -------------------------------------------------------------------------------------------------------------------------------
    Neuberger & Berman Advisers Management Trust
           Limited Maturity Bond Portfolio                  93     120     150      256        23        70      120       256
           Growth Portfolio                                 94     124     157      269        24        74      127       269
           Partners Portfolio                               94     125     158      272        24        75      128       272
    The Alger American Fund
           Alger American Small Capitalization Portfolio    94     123     155      265        24        73      125       265
           Alger American MidCap Growth Portfolio           93     122     153      262        23        72      123       262
           Alger American Growth Portfolio                  93     120     150      257        23        70      120       257
           Alger American Leveraged AllCap Portfolio        96     129     165      285        26        79      135       285
    Fidelity Variable Insurance Products Funds
           VIP Growth Portfolio                             92     117     145      247        22        67      115       247
           VIP Overseas Portfolio                           94     124     157      270        24        74      127       270
           VIP Money Market Portfolio                       88     106     126      208        18        56       96       208
    Fidelity Variable Insurance Products Funds II
           VIP II Asset Manager Portfolio                   92     119     148      252        22        69      118       252
           VIP II Index 500 Portfolio                       88     105     125      206        18        55       95       206
    INVESCO Variable Investment Funds, Inc.
           INVESCO VIF - Total Return Portfolio             94     125     157      271        24        75      127       271
           INVESCO VIF - Industrial Income Portfolio        94     125     158      272        24        75      128       272
           INVESCO VIF - High Yield Portfolio               94     123     154      264        24        73      124       264
           INVESCO VIF - Utilities Portfolio                96     131     168      292        26        81      138       292
    Van Eck Worldwide Insurance Trust
           Worldwide Hard Assets Fund                       97     133     172      300        27        83      142       300
    -------------------------------------------------------------------------------------------------------------------------------

       THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST
        OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN
          THOSE SHOWN, SUBJECT TO THE GUARANTEES UNDER THE CONTRACT.



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     FING Exchequer                   11

SUMMARY OF THE
EXCHEQUER VARIABLE
ANNUITY

General Description

This prospectus provides you with the necessary information to make a decision on purchasing the Exchequer Variable Annuity offered by First ING Life and funded by the Variable Account as well as by our General Account. The description of the Contracts in this prospectus is subject to the terms of the Contract purchased by an Owner and any Endorsement or Rider to it. An applicant may review a copy of the Contract and any Endorsement or Rider to it on request.


This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this prospectus, the related Statement of Additional Information, the Contract, and the prospectuses of the Portfolios being considered. The description of the Contract in this prospectus, together with any applications and any Riders or Endorsements, constitute the entire agreement between you and us and should be retained. For further information about the Contract, contact the First ING Life Customer Service Center.


We can issue a Contract if the Owner and Annuitant are not older than Age 80, and we can accept additional Purchase Payments prior to the Annuity Date. For an IRA Contract, you generally may not make Purchase Payments after March 31 of the year following the year in which you reach Age 70 1/2.


The Contract may be used as an Individual Retirement Annuity, an IRA Rollover, an IRA Transfer, a SEP Contract or a SIMPLE Contract ("IRA Contracts"). IRA Contracts are offered to individuals for use in connection with Sections 408(a) and (b) of the Code. See your tax adviser concerning these matters.


Purchase Payments or Accumulation Value may be allocated among one or more of seventeen Divisions of the Variable Account, a separate account of First ING Life, or to the Guaranteed Interest Division. We do not promise that your Accumulation Value will increase. Depending on the Contract's investment experience for funds invested in the Divisions of the Variable Account and interest credited to the Guaranteed Interest Division, the Accumulation Value, Cash Surrender Value and Death Benefit may increase or decrease on any day. Furthermore, any investment earnings under the Contract generally accumulate free from annual taxation under current tax law until distributed.

Each Division of the Variable Account invests its assets without sales charge in a corresponding mutual fund Portfolio. The Portfolios have their own distinct investment objectives and are managed by experienced fund investment advisers. You bear the investment risk for funds invested in the Divisions of the Variable Account; you receive the benefits from favorable experience but also bear the risk of poor investment experience. These Portfolios are available only to serve as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of First ING Life as well as other life insurance companies, and to certain qualified pension and retirement plans. They are not directly available to individual investors. For more information regarding the Variable Account, the Divisions and the Portfolios, see The Variable Account, page 17, and The Portfolios, page 17.

The Guaranteed Interest Division is a part of our General Account and guarantees principal and a minimum interest rate of 3%. This interest will be paid regardless of the actual investment experience of the General Account; we bear the full amount of the investment risk for any amounts allocated to the Guaranteed Interest Division. For more information about The Guaranteed Interest Division, see THE GUARANTEED INTEREST DIVISION, page 31.

The Contract also offers a choice of Annuity Options to which you may apply the Accumulation Value less taxes incurred but not deducted as of the Annuity Date. These Annuity Options are also available to the Beneficiary to apply the Death Benefit as of the Supplementary Contract Effective Date. You have the option to change the Annuity Date within certain limits.

The ultimate effect of Federal income taxes on the amounts held under a Contract, on Annuity Payouts and on the economic benefits to the Owner, Annuitant or Beneficiary depends on First ING Life's tax status and upon the tax status of the parties concerned. In general, an Owner is not taxed on increases in value under an annuity Contract until some form of distribution is made under it. There may be tax penalties if you make a partial withdrawal or surrender the Contract before reaching Age


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                                      12
     FING Exchequer

59 1/2. See FEDERAL TAX CONSIDERATIONS, page 40.

Purchase Payments

The minimum initial Purchase Payment is $5,000 ($1,000 for an IRA Contract). The minimum additional Purchase Payment we will accept is $500 ($250 for an IRA Contract or $90 if you have set up your IRA on a monthly program of Purchase Payments). We will take under consideration and may refuse to accept a Purchase Payment if it would cause the sum of all Net Purchase Payments received under the Contract to exceed $1,500,000.

The initial Purchase Payment is allocated to each Division according to your most recent allocation instructions unless the Contract is issued in a state that requires the return of Purchase Payments during the Free Look Period. In those states, your initial Purchase Payment allocated to the Guaranteed Interest Division will be allocated to that Division upon receipt; your initial Purchase Payment allocated to the Divisions of the Variable Account will be allocated to the Division investing in the Fidelity VIP Money Market Portfolio during the Free Look Period and then transferred to the Divisions of the Variable Account according to your most recent allocation instructions. See Your Right to Cancel the Contract, page 21.

All percentage allocations must be in whole numbers. We allocate any additional Purchase Payments among the Divisions in accordance with your most recent allocation instructions, or as otherwise instructed by you. You may designate a different allocation with respect to any Purchase Payment by sending us a written notice with the Purchase Payment or by telephone, if the proper telephone authorization form is on file with us. See Crediting and Allocation of Purchase Payments, page 22.

You may choose to have a specified dollar amount transferred from the Divisions investing in the Fidelity VIP Money Market Portfolio or the Neuberger & Berman AMT Limited Maturity Bond Portfolio to the other Divisions of the Variable Account on a monthly basis during the Accumulation Period with the objective of shielding your investment from short-term price fluctuations. See Dollar Cost Averaging, page 23.

You may transfer or reallocate your Accumulation Value among the Divisions of the Variable Account any time after the end of the Free Look Period. There is no charge for the first 12 transfers per Contract Year during the Accumulation Period. A $25 charge will be assessed for each transfer in excess of 12 during a Contract Year. During the Annuity Period, you may make up to four transfers per Contract Year and no transfer charge will be assessed.


Guaranteed Death Benefit

The Contract provides a Guaranteed Death Benefit to the Beneficiary if the Owner dies prior to the Annuity Date. For more details, see Guaranteed Death Benefit, page 25, and Death Benefit Proceeds, page 25.


Partial Withdrawals

After the Free Look Period, prior to the Annuity Date and while the Contract is in effect, you may take partial withdrawals under any of three options: the Demand Withdrawal Option, the Systematic Income Program or the IRA Income Program.

A penalty tax may be assessed upon partial withdrawals. See Taxation of Annuities, page 40.


Surrendering Your Contract

You may surrender the Contract at any time prior to the Annuity Date and receive its Cash Surrender Value. No Annuity Options are available upon surrender. No surrender may be made on or after the Annuity Date or with respect to any amounts applied under an Annuity Option. See Surrendering to Receive the Cash Surrender Value, page 30.

A penalty tax may be assessed upon surrender. See Taxation of Annuities, page
40.


Your Right to Cancel the Contract


At any time during the Free Look Period, you may cancel your Contract and receive a refund equal to your Accumulation Value plus charges deducted. However, if required by state law, we will return the Purchase Payments made. The Free Look Period is a ten day period of time, or such other period as required by state law beginning when the Contract is delivered to you. See Your Right to Cancel the Contract, page 21.


Contract Charges and Fees

We deduct charges for certain transactions and make deductions from the Divisions of the Variable Account


--------------------------------------------------------------------------------
                                      13
     FING Exchequer
and the Guaranteed Interest Division in the same proportion that the Division Accumulation Value of each Division bears to the total Accumulation Value. We may reduce certain charges for group or sponsored arrangements. See Group or Sponsored Arrangements, page 24. A description of the charges we deduct follows.


If a Purchase Payment is withdrawn or surrendered within five full Contract Years since the Contract Anniversary at the end of the Contract Year in which the Purchase Payment was made, a surrender charge is assessed. If a Purchase Payment is made as of the first day of a Contract Year, a surrender charge will apply against this Purchase Payment for six full years. For purposes of determining the amount of Purchase Payments withdrawn and the surrender charge, withdrawals will be allocated first to the Earnings, then to Purchase Payments held for at least five full Contract Years since the Contract Anniversary at the end of the Contract Year in which the Purchase Payment was made, then to the amount by which 15% of the Accumulation Value as of the last Contract Anniversary (less any Gross Partial Withdrawals already made during the Contract Year which are not considered to be withdrawals of Purchase Payments) exceeds the Earnings in the Contract, if any, and finally to Purchase Payments to which the lowest surrender charge applies. The surrender charge is 7% of the Purchase Payment if withdrawn in the Contract Year during which the Purchase Payment was made, reduced by 1% each year for the next five Contract Years and is 0% in the sixth Contract Year following the Contract Year in which the Purchase Payment was made. See Surrender Charge, page 30.

We charge each Division of the Variable Account with a daily asset-based charge equivalent to an annual rate of 1.250% for mortality and expense risks. See Charges Deducted from the Accumulation Value, page 35.


We charge each Division of the Variable Account with a daily asset-based charge equivalent to an annual rate of 0.15% to cover a portion of Contract administration costs. See Asset-based Administrative Charge, page 35.


During the Accumulation Period, we deduct an annual administrative charge of $30 per Contract Year if Net Purchase Payments are less than $100,000. If Net Purchase Payments equal $100,000 or more, the charge is zero. We also deduct this charge when determining the Cash Surrender Value payable if you surrender the Contract prior to the end of a Contract Year. See Administrative Charge, page 34.





A $25 charge will be assessed for each transfer in excess of 12 during a Contract Year during the Accumulation Period. See Excess Transfer Charge, page 35.

Generally, taxes on Purchase Payments, if any, are incurred as of the Annuity Date, and a charge for taxes on Purchase Payments is deducted from the Accumulation Value as of that date. Some jurisdictions impose a tax on Purchase Payments at the time a Purchase Payment is paid. In these jurisdictions, our current practice is to pay the tax on Purchase Payments for you and then deduct the charge for these taxes from the payout of Proceeds. See Taxes on Purchase Payments, page 35.


--------------------------------------------------------------------------------
                                      14
     FING Exchequer

There are fees and expenses deducted from the Portfolios. The investment experience of the Portfolios and deductions for fees and expenses from the Portfolios underlying the Divisions in which you are invested will affect your Accumulation Value. Please read the prospectus for each of the Portfolios you are considering for details.

TAX CONSIDERATIONS


Under current Federal income tax law, the increase in value of an annuity contract owned by an individual is generally not taxed until it is distributed. Prior to the Annuity Date, partial withdrawals, surrenders or assignments may result in the recognition of ordinary income for tax purposes and may also result in tax penalties if the taxpayer is under age 59 1/2. After the Annuity Date, the taxable portion of each annuity payout will be subject to tax at ordinary income rates.


Generally, under current Federal income tax law, proceeds of an annuity Contract must be distributed within five years of the death of the Owner. Death proceeds may result in the recognition of ordinary income by the recipient.


Section 1035 of the Code generally provides that no gain or loss shall be recognized on the exchange of an annuity Contract for another. Special rules and procedures apply to Section 1035 transactions. See FEDERAL TAX CONSIDERATIONS page 40.

CONDENSED FINANCIAL INFORMATION


The audited financial statements of First ING Life at December 31, and 1995, and for each of the three years in the period ended December 31, 1996, (as well as the auditor's reports thereon) and the audited financial statements of the Separate Account as of December 31, 1996, and for the year then ended are in the Statement of Additional Information. These financial statements have been prepared according to generally accepted accounting principles.

FACTS ABOUT FIRST ING LIFE AND THE VARIABLE ACCOUNT

FIRST ING LIFE

First ING Life is a stock life insurance company originally organized under the laws of the State of New York in 1973 as The Urbaine Life Reinsurance Company. The name of the company was changed in 1994 to First ING Life Insurance Company of New York. Our headquarters are located at 225 Broadway, Suite 1901, New York, New York 10007. Our total assets exceeded $33 million, and our shareholder's equity exceeded $21 million, on a generally accepted accounting principles basis as of December 31, 1996. We are admitted to do business in twenty states and the District of Columbia. Our primary current focus is the marketing of direct life insurance and annuity business.

First ING Life actively manages its General Account investment portfolio to meet both long-term and short-term contractual obligations. The General Account portfolio invests primarily in investment-grade bonds and low-risk policy loans.

--------------------------------------------------------------------------------
                                      15

   FING Exchequer

In 1993, the company was purchased and became a wholly owned indirect subsidiary of ING Groep, N.V. ("ING"), one of the world's three largest diversified financial services organizations. ING is headquartered in Amsterdam, Netherlands, and had consolidated assets exceeding $277.9 billion on a Dutch (modified U.S.) generally accepted accounting principles basis as of December 31, 1996.

The principal underwriter and distributor of the Contracts is ING America Equities, Inc. ("ING America Equities"), an affiliate of First ING Life. ING America Equities is registered as a broker-dealer with the SEC and is a member of the NASD. The current address for ING America Equities is 1290 Broadway,
Attn: Variable, Denver, Colorado 80203-5699.

CUSTOMER SERVICE CENTER

Financial Administrative Services Corporation provides administrative services for First ING Life at our Customer Service Center at P.O. Box 173778, Denver, CO 80217-3778. The administrative services include processing Purchase Payments, Annuity Payouts, Death Benefits, surrenders, partial withdrawals and transfers; preparing confirmation notices and periodic reports; calculating mortality and expense risk charges; calculating Accumulation and Annuity Unit Values and distributing voting materials and tax reports.

THE VARIABLE ACCOUNT

All obligations under the Contract are general obligations of First ING Life. The Variable Account is a separate investment account used to support our variable annuity contracts and for other purposes as permitted by applicable laws and regulations. The assets of the Variable Account are our property, but are kept separate from our General Account and our other variable accounts. We may offer other variable annuity contracts investing in the Variable Account which are not discussed in this prospectus. The Variable Account may also invest in other portfolios which are not available to the Contract described in this prospectus.

We own all the assets in the Variable Account. Income and realized and unrealized gains or losses from assets in the Variable Account are credited to or charged against the Variable Account without regard to other income, gains or losses in our other investment accounts. That portion of the assets of the Variable Account which is equal to the reserves and other contract liabilities with respect to the Variable Account is not chargeable with liabilities arising out of any other business we may conduct. It may, however, be subject to liabilities arising from Divisions of the Variable Account whose assets are attributable to other variable annuity contracts offered by the Variable Account. If the assets exceed the required reserves and other contract liabilities, we may transfer the excess to our General Account. The assets in the Variable Account will at all times equal or exceed the sum of the accumulation values of all contracts funded by this Variable Account.

The Variable Account was established on March 15, 1994, and it may invest in mutual funds or other investment portfolios which we determine to be suitable for the contracts' purposes. The Variable Account is treated as a unit investment trust under Federal securities laws. It is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as an investment company. Such registration does not involve any supervision by the SEC of the management of the Variable Account or First ING Life. The Variable Account is governed by the laws of New York, our state of domicile, and may also be governed by laws of other states in which we do business.


Seventeen Divisions of the Variable Account are currently available under the Contract. Each of the Divisions invests in shares of a corresponding Portfolio of a mutual fund. Therefore, the investment experience of your Contract depends on the experience of the Divisions you select. These Portfolios are available only to serve as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of First ING Life as well as other life insurance companies, and to certain qualified pension and retirement plans. They are not available directly to individual investors.

THE PORTFOLIOS

Currently, each Division of the Variable Account offered pursuant to this prospectus invests in a corresponding Portfolio. See the prospectus for each of the Portfolios being considered for details.

Shares of these Portfolios are sold to separate accounts of insurance companies, which may or may not be affiliated with First ING Life or each other, a practice known as "shared funding." These shares may also be sold to separate accounts funding both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Contracts in which Division Accumulation Values are allocated to the Variable Account and of owners of contracts in which accumulation values are

--------------------------------------------------------------------------------
                                      16

   FING Exchequer
allocated to one or more other separate accounts investing in any one of the Portfolios. Shares of these Portfolios may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code that include cash or deferred arrangements under Section 401(k) of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners generally or certain classes of owners, and such retirement plans or participants in such retirement plans. In the event of a material conflict, First ING Life will consider what action may be appropriate, including removing the Portfolio from the Variable Account. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Portfolio's prospectus.

Each of the Portfolios is part of a separate series of an open-end diversified management investment company which receives investment advice from a registered investment adviser. The Neuberger & Berman Advisers Management Trust utilizes a master feeder structure. See the prospectus for the Neuberger & Berman Advisers Management Trust for more details.

The Portfolios as well as their investment objectives are described below. There is no guarantee that any Portfolio will meet its investment objectives. Meeting objectives depends on various factors, including, in certain cases, how well the portfolio manager anticipates changing economic and market conditions.

Please refer to the prospectus for each of the Portfolios you are considering for more information. A description of each Portfolio, its objectives and investments of each Portfolio follows.

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

The Neuberger & Berman Advisers Management Trust (the "Trust") is a registered, open-end management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated May 23, 1994. The Trust is comprised of separate Portfolios, each of which invests all of its net investable assets in a corresponding series of Advisers Managers Trust ("Managers Trust"), a diversified, open-end management investment company organized as of May 24, 1994 as a New York common law trust. This master feeder structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Neuberger & Berman Management Incorporated acts as investment manager to Managers Trust and Neuberger & Berman, L.P. as sub-adviser.


Limited Maturity Bond Portfolio -- seeks the highest current income consistent with low risk to principal and liquidity. As a secondary objective, it also seeks to enhance its total return. The Limited Maturity Bond Portfolio pursues its investment objectives by investing in a diversified portfolio of U.S. Government and Agency securities and investment grade debt securities issued by financial institutions, corporations and others. The Limited Maturity bond Portfolio may invest up to 10% of its net assets, measured at the time of investment, in fixed income securities rated below investment grade or in comparable unrated securities. The Limited Maturity Bond Portfolio's dollar weighted average portfolio duration may range up to four years.





Growth Portfolio -- seeks capital appreciation without regard to income and invests in small-medium and large capitalization securities believed to have maximum potential for long-term capital appreciation. The portfolio utilizes a "growth at a reasonable price" strategy in selecting these securities. This investment program involves greater risks and share price volatility than programs that invest in more conservative securities.


Partners Portfolio -- seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. Its investment program seeks securities believed to be undervalued based on strong fundamentals such as a low price to earnings ratio, consistent cash flow, and support from asset values. Up to 15% of the series' net assets, measured at the time of investment, may be invested in corporate debt securities rated below investment grade.

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THE ALGER AMERICAN FUND

The Alger American Fund is a registered investment company organized on April 6, 1988 as a multi-series Massachusetts business trust. The Fund's investment manager is Fred Alger Management, Inc., which has been in the business of providing investment advisory services since 1964.


Alger American Small Capitalization Portfolio -- seeks to obtain long term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index ("Russell Index") or the S&P SmallCap 600 Index ("S&P Index"), updated quarterly. Both indexes are broad indexes of small capitalization stocks. As of March 31, 1997, the range of market capitalization of the companies in the Russell Index was $10 million to $1.954 billion; the range of market capitalization of the companies in the S&P Index at that date was $32 million to $2.579 billion. The combined range was $10 million to $2.579 billion.


Alger American MidCap Growth Portfolio -- seeks long-term capital appreciation.
   Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is designed to track the performance of medium capitalization companies. As of March 31, 1997, the range of market capitalization of these companies was $ 120 million to $ 7.193 billion.


Alger American Growth Portfolio -- seeks to obtain long-term capital appreciation. The Portfolio will invest its assets primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. Except during temporary defensive periods, the Portfolio will invest at least 65% of its total assets in the securities of companies that, at the time of purchase of the securities, have a total market capitalization of $1 billion or greater.


Alger American Leveraged AllCap Portfolio -- seeks long-term capital appreciation. The Portfolio may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements, and may enter into futures contracts on securities indexes and purchase and sell call and put options on these futures contracts. The Portfolio may also borrow money for the purchase of additional securities. The Portfolio may borrow only from banks and may not borrow in excess of one third of the market value of its assets, less liabilities other than such borrowing. Except during temporary defensive periods, the Portfolio will invest 85% of its net assets in equity securities of companies of any size.

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FIDELITY VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND
II

Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II are open-end, diversified, management investment companies organized as Massachusetts business trusts on November 13, 1981 and March 21, 1988, respectively. The funds are managed by Fidelity Management & Research Company ("FMR") which handles the Funds' business affairs. FMR is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager.

VIP Growth Portfolio -- seeks capital appreciation by investing in common stocks, although the Portfolio is not limited to any one type of security.

VIP Overseas Portfolio -- seeks long term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

VIP Money Market Portfolio -- seeks as high a level of current income as is consistent with preserving capital and providing liquidity. The Portfolio will invest only in high quality U.S. dollar-denominated money market securities of domestic and foreign issuers.

VIP II Asset Manager Portfolio -- seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds, and short-term fixed-income instruments.

VIP II Index 500 Portfolio -- seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's Composite Index of 500 Stocks while keeping transaction costs and other expenses low. The Portfolio is designed as a long-term investment option.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

INVESCO Variable Investment Funds, Inc. is a registered, open-end management investment company that was organized as a Maryland corporation on August 19, 1993, and is currently comprised of four diversified investment Portfolios, described below. INVESCO Funds Group, Inc., the Fund's investment adviser, is primarily responsible for providing the Portfolios with various administrative services and supervising the Fund's daily business affairs. Portfolio management is provided to each Portfolio by its sub-adviser. INVESCO Trust Company serves as sub-adviser to the Industrial Income, High Yield and Utilities Portfolios. INVESCO Capital Management, Inc. serves as sub-adviser to the Total Return Portfolio.

INVESCO VIF Total Return Portfolio -- seeks a high total return on investment through capital appreciation and current income. The Total Return Portfolio seeks to achieve its investment objective by investing in a combination of equity securities (consisting of common stocks and, to a lesser degree, securities convertible into common stock) and fixed income securities.

INVESCO VIF Industrial Income Portfolio -- seeks the best possible current income, while following sound investment practices. Capital growth potential is an additional consideration in the selection of portfolio securities. The Portfolio normally invests at least 65% of its total assets in dividend-paying common stocks. Up to 10% of the Portfolio's total assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. The Portfolio also has the flexibility to invest in other types of securities.

INVESCO VIF High Yield Portfolio -- seeks a high level of current income by investing substantially all of its assets in lower rated bonds and other debt securities and in preferred stock. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in debt securities having maturities at the time of issuance of at least three years. Potential capital appreciation is a factor in the selection of investments, but is secondary to the Portfolio's primary objective. This Portfolio may not be appropriate for all Owners due to the higher risk of lower rated bonds commonly known as "junk bonds." See the prospectus for the INVESCO VIF High Yield Portfolio for more information concerning these risks.

INVESCO VIF Utilities Portfolio -- seeks capital appreciation and income through investments primarily in equity securities of companies principally engaged in the public utilities business.

VAN ECK WORLDWIDE INSURANCE TRUST

Van Eck Worldwide Insurance Trust is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of

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Massachusetts on January 7, 1987. Van Eck Associates Corporation serves as investment adviser and manager to the Worldwide Hard Assets Fund and the Worldwide Balanced Fund, does not currently serve, but it is expected to do so when the fund's assets reach at which it is appropriate to utilize the sub-investment adviser's services.




Van Eck Worldwide Hard Assets Fund -- seeks long term capital appreciation by investing globally, primarily in"hard Assets Securities." Hard assets are tangible, finite assets, such as real estate, energy, timber and industrial and precious metals. Income is a secondary consideration.

CHANGES WITHIN THE VARIABLE ACCOUNT

We may from time to time make the following changes to the Variable Account:

  1) Make additional Divisions available. These Divisions will invest in portfolios we find suitable for the Contract.

  2) Eliminate Divisions from the Variable Account, combine two or more Divisions, or substitute a new Portfolio for the Portfolio in which a Division invests. A substitution may become necessary if, in our judgment, a Portfolio no longer suits the purposes of the Contract. This may also happen due to a change in laws or regulations, or a change in a Portfolio's investment objectives or restrictions, or because the Portfolio is no longer available for investment, or for some other reason, such as a declining asset base.

  3) Transfer assets of the Variable Account, which we determine to be associated with the class of contracts to which your Contract belongs, to another variable account.

  4)   Withdraw the Variable Account from registration under the 1940 Act.

  5) Operate the Variable Account as a management investment company under the 1940 Act.

  6) Cause one or more Divisions to invest in a mutual fund other than or in addition to the Portfolios.

  7)   Discontinue the sale of Contracts and certificates.

  8) Terminate any employer or plan trustee agreement with us pursuant to its terms.

  9)   Restrict or eliminate any voting rights as to the Variable Account.

 10) Make any changes required by the 1940 Act or the rules or regulations thereunder.


No such changes will be made until it becomes effective with the SEC or without any necessary approval of the applicable state insurance departments. Owners will be notified of any changes.

FACTS ABOUT THE CONTRACT

YOUR RIGHT TO CANCEL THE CONTRACT

You may cancel the Contract within your Free Look Period, which is ten days after you receive your Contract. We deem this period to expire 15 days after the Contract is mailed from our Customer Service Center. Some state laws may require a longer Free Look Period. If you decide to cancel, you may mail or deliver the Contract to us at our Customer Service Center. We will refund the Accumulation Value plus any charges we deducted. If you have purchased a Contract in a state that requires the return of Purchase Payments during the Free Look Period and you choose to exercise your Free Look right, we will return the greater of Purchase Payments or the Accumulation Value plus any charges we deducted.

PURCHASE PAYMENTS

INITIAL PURCHASE PAYMENT


You purchase the Contract with an initial Purchase Payment. The minimum initial Purchase Payment is $5,000 ($1,000 for an IRA). We may reduce the minimum initial Purchase Payment requirements for certain group or sponsored arrangements or with approval

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by us. See Group or Sponsored Arrangements, page 24. We will take under consideration and may refuse to accept an initial Purchase Payment in excess of $1,500,000.

ADDITIONAL PURCHASE PAYMENTS


We can accept additional Purchase Payments until the Owner reaches the Age of 86 or the Annuity Date if earlier. The minimum additional Purchase Payment we will accept is $500 ($250 for an IRA or $90 if you have set up your IRA on a monthly program of Purchase Payments). We may reduce the minimum additional Purchase Payment requirements for certain group or sponsored arrangements or with approval by First ING Life Insurance Company of New York. We may refuse to accept a Purchase Payment if it would cause the sum of all Net Purchase Payments to exceed $1,500,000.


For Individual IRA Contracts, the Purchase Payment in any year on behalf of an individual Contract may not exceed $2,000. Under the Code, contributions to an Individual IRA Contract may not exceed $2,000 in any year. For married individuals filing joint returns, each spouse may establish an IRA Contract and contribute up to $2,000 per year ($4,000 total even if one spouse does not work) provided that the combined contributions do not exceed the total combined compensation of both spouses. Employer contributions to a SEP contract cannot exceed the lesser of $30,000 or 15% of an employee's compensation. Under a SARSEP established prior to January 1, 1997, salary reduction contributions are permitted up to a maximum of $7,000, indexed for inflation. A SARSEP may not be established after January 1, 1997. Under a SIMPLE plan, employees may elect to make salary reduction contributions up to a maximum of $6,000 per year, indexed for inflation, and, in addition, the employer must make either dollar-for-dollar matching contributions up to 3% of each contributing employee's compensation or 2% of compensaion for every employee earning at least $5,000 per year. These maximums are not applicable to any Purchase Payment which is the result of a rollover or transfer from another qualified plan.

WHERE TO MAKE PAYMENTS

Send Purchase Payments to our Customer Service Center at the address shown on the cover. We will send you a confirmation notice upon receipt. Make checks payable to Exchequer Annuity/First ING Life.

CREDITING AND ALLOCATION OF PURCHASE PAYMENTS

We will credit the initial Purchase Payment within two business days of receipt at our Customer Service Center of a completed application. We may retain the initial Purchase Payment for up to five business days while attempting to complete an incomplete application. If the application cannot be made complete within five business days, the applicant will be informed of the reasons for the delay and the initial Purchase Payment will be returned immediately unless the applicant specifically consents to our retaining the initial Purchase Payment until the application is made complete. The initial Purchase Payment will then be credited within two business days of the proper completion of the application.

We will credit additional Purchase Payments that are accepted by us as of the Valuation Period of receipt at our Customer Service Center.

The initial Purchase Payment is allocated among the Divisions according to your most recent allocation instructions, unless the Contract is issued in a state that requires the return of Purchase Payments during the Free Look Period. See Your Right to Cancel the Contract, page 1421. In those states, your initial Purchase Payment allocated to the Guaranteed Interest Division will be allocated to that Division upon receipt; your initial Purchase Payment allocated to the Divisions of the Variable Account will be allocated to the Division investing in the Fidelity VIP Money Market Portfolio during the Free Look Period and then transferred to the Divisions of the Variable Account according to your most recent instructions.

You may allocate your Purchase Payments among any or all Divisions available. All percentage allocations must be in whole numbers. We allocate any additional Purchase Payments among the Divisions in accordance with your most recent allocation instructions, or as otherwise instructed by you. You may designate a different allocation with respect to any Purchase Payment by sending us a written notice with the Purchase Payment or by telephone, if the proper telephone authorization form is on file with us.

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

DOLLAR COST AVERAGING

The main objective of Dollar Cost Averaging is to protect your investment from short-term price fluctuations. Because the same dollar amount is transferred to a Division each month, more units are purchased in a Division if the value per unit that month is low, and fewer units are purchased if the value per unit that month is high. This plan of investing keeps you from investing too much when the price of shares is high and too little when the price of shares is low.

During the Accumulation Period only, if you have at least $10,000 of Division Accumulation Value in either the Division investing in the Fidelity VIP Money Market Portfolio or the Neuberger & Berman AMT Limited Maturity Bond Portfolio, you may choose to transfer a specified dollar amount each month from one of these Divisions to other Divisions of the Variable Account. Dollar cost averaging transfers may not be made to the Guaranteed Interest Division. The minimum amount that you may elect to transfer each month under this option is $100. The maximum amount that you may transfer under this option is equal to the Division Accumulation Value in the Division from which the transfer is taken when the election is made, divided by 12. Percentage allocations of the transfer amount must be designated as whole number percentages; no specific dollar designation may be made to the Divisions of the Variable Account. You may specify a date for Dollar Cost Averaging to terminate. You may also specify a dollar amount so that when the Division Accumulation Value in the Division from which dollar cost averaging transfers are made reaches this dollar amount, Dollar Cost Averaging will terminate.

The transfer date will be the same calendar day each month as the Contract Date. If this calendar day is not a Valuation Date, the next Valuation Date will be used. If, on any transfer date, the value in the chosen Division is equal to or less than the amount you have elected to transfer, the entire amount will be transferred, and this option will end.

You may change the transfer amount or the Divisions to which transfers are to be made once each Contract Year, subject to the above limitations. You may cancel this election by notifying our Customer Service Center at least seven days before the next transfer date. Any transfer under this option will not be included for purposes of the excess transfer charge.

Dollar Cost Averaging will end as of the Valuation Date immediately preceding the Annuity Date.

If you elect both Dollar Cost Averaging and Automatic Rebalancing, Dollar Cost Averaging will take place first.

As of the first Valuation Date of the next calendar quarter after Dollar Cost Averaging has terminated, Automatic Rebalancing will begin. Dollar Cost Averaging is available without charge.

If you elect telephone privileges in an application or send written notice to our Customer Service Center requesting this privilege, you may elect or make changes to your Dollar Cost Averaging options by telephoning our Customer Service Center. See Telephone Privileges, page 33.

AUTOMATIC REBALANCING

The Automatic Rebalancing feature provides a method for maintaining a balanced approach to investing your Accumulation Value and simplifying the process of asset allocation over time. There is no charge for this feature. Any transfers as a result of the operation of this feature are not counted toward the limit of 12 transfers per Contract Year without an additional transfer charge. If you wish to transfer among the Divisions during the operation of the Automatic Rebalancing feature, you must change your Automatic Rebalancing allocation instructions to achieve the transfer.


When you apply for the Contract, or at any subsequent time during the Accumulation Period, you may elect Automatic Rebalancing by electing this feature on the application or notifying us in writing or by telephone, if the proper telephone authorization form is on file with us. Automatic Rebalancing allows you to match your Division Accumulation Value allocations over time with the allocation percentages you have selected. As of the first Valuation Date of each calendar quarter, we will automatically rebalance the amounts in each of the Divisions into which you allocate Purchase Payments to match your allocation percentages. This will rebalance any Division Accumulation Values that may be out of line with the allocation percentages you initially indicated, which may result, for example, from Divisions which do not perform as well as the other Divisions in certain quarterly periods.

If you elect this feature, as of the first Valuation Date of the next calendar quarter we will transfer amounts among the Divisions so that the ratio of your Division Accumulation Value in each Division to your total Accumulation Value matches your selected allocation percentage for that Division.

If you elect Automatic Rebalancing with your application, the first transfer will occur as of the first Valuation Date of the next calendar quarter following the end of the Free Look Period. If you elect this feature after the Contract

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Date, the first transfer will be processed as of the first Valuation Date of the next calendar quarter after we receive the notification at our Customer Service Center and the Free Look Period has ended.

You may change the allocation percentages for Automatic Rebalancing at any time and your Accumulation Value will be reallocated as of the Valuation Date that we receive your allocation instructions at our Customer Service Center. Any reduction in your allocation to the Guaranteed Interest Division, however, will be considered a transfer from that Division and, therefore, must comply with the maximum transfer amount and time limitations on transfers from the Guaranteed Interest Division, as described in Your Right to Transfer Among Divisions, page
27. We will not process a request which is in conflict with these requirements.

Automatic Rebalancing may be terminated at any time, so long as we receive notice of the termination at least seven days prior to the first Valuation Date of the next calendar quarter.

If you elect both Automatic Rebalancing and Dollar Cost Averaging, Dollar Cost Averaging will take place first. As of the first Valuation Date of the next calendar quarter after Dollar Cost Averaging has terminated, Automatic Rebalancing will begin.

If you elect telephone privileges in an application or send written notice to our Customer Service Center requesting this privilege, you may elect or make changes to your Automatic Rebalancing options by telephoning our Customer Service Center. See Telephone Privileges, page 33.

REPORTS TO OWNERS

During the Accumulation Period, we will send you a report within 31 days after the end of each calendar quarter. This report will show the current Division Accumulation Value in each Division, the total Accumulation Value, the Cash Surrender Value and the Death Benefit, as of the end of the calendar quarter, as well as activity under the Contract since the last report. During the Annuity Period, we will send you a report within 31 days after the end of each calendar year showing any information required by law. The reports will include any information that may be required by the SEC or the insurance supervisory official of the jurisdiction in which the Contract is delivered.

We will also send you copies of any shareholder reports of the Portfolios in which the Divisions invest, as well as any other reports, notices or documents required by law to be furnished to Owners.

GROUP OR SPONSORED ARRANGEMENTS


For certain group or sponsored arrangements, we may reduce or eliminate the surrender charge, the length of time a surrender charge applies, the administrative charge, the minimum initial Purchase Payment and the minimum additional Purchase Payment requirements, as well as other fees or charges. See CONTRACT CHARGES AND FEES, page 34. We may also increase the amount of partial withdrawals which may be withdrawn without surrender charge. For example, group arrangements include those in which a trustee, an employer or an association purchase Contracts covering a group of individuals on a group basis or special exchange programs First ING Life may offer, including programs to officers, directors and employees (and their families) of First ING Life or its affiliates. Sponsored arrangements include those in which an employer or association allows us to offer Contracts to its employees or members on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements. We will make any reductions according to our rules in effect when an application form for a Contract is approved. We may change these rules from time to time. Any variation in the surrender charge, administrative charge or other charges, fees and privileges will reflect differences in costs or services and will not be unfairly discriminatory.

OFFERING THE CONTRACT

ING America Equities is principal underwriter and distributor of the Contract as well as of other contracts issued through the Variable Account and other variable accounts of First ING Life and its affiliates. ING America Equities is a wholly owned subsidiary of First ING Life. It is registered with the SEC as a broker-dealer and is a member of the NASD. First ING Life pays ING America Equities for acting as principal underwriter under a distribution agreement. The offering of the Contract will be continuous.

ING America Equities will enter into sales agreements with broker-dealers to solicit for the sale of the Contract through registered representatives who are licensed to sell securities and variable insurance products including

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variable annuities. The broker-dealer involved will generally receive commissions based on a percent of Purchase Payments made (up to a maximum of 6.0%), a percentage of Accumulation Value (up to a maximum of .20%), or a combination of these two. Compensation arrangements may vary among broker-dealers. In addition, we may also pay override payments, expense allowances, bonuses, wholesaler fees, and training allowances. Certain registered representatives who meet specified production levels may qualify, under our sales incentive programs, to receive non-cash compensation such as expense-paid trips, educational seminars and merchandise. The writing registered representative will receive a percentage of these commissions from the respective broker-dealer, depending on the practice of that broker-dealer. These commissions will be paid to the broker-dealer by ING America Equities and will not be charged to the Owner.

VALUES UNDER THE CONTRACT

GUARANTEED DEATH BENEFIT

The Death Benefit payable under the Contract provides for a Guaranteed Death Benefit amount which is greater than the traditional basic death benefit payable under annuity contracts. The Guaranteed Death Benefit is the greatest of the following amounts as of the Valuation Date Guaranteed Death Benefit Proceeds are determined:

  1) The Accumulation Value; or

  2) The Step-Up Benefit, plus Net Purchase Payments since the last step-up anniversary. The Step-Up Benefit at issue is the initial Purchase Payment. As of each step-up anniversary, the current Accumulation Value is compared to the prior determination of the Step-Up Benefit increased by Net Purchase Payments since the last step-up anniversary. The greater of these becomes the new Step-Up Benefit.

     The step-up anniversaries are every 6th Contract Anniversary for the duration of the Contract. (i.e., the 6th, 12th, 18th, etc.)

The Death Benefit payable to the Beneficiary is the Guaranteed Death Benefit as calculated above minus taxes incurred but not deducted.

DEATH BENEFIT PROCEEDS

Proceeds payable to the Beneficiary upon the death of the Owner before the Annuity Date will be the Death Benefit and will be paid according to the provisions in Distribution-at-Death Rules, page 42. If the Owner is not an individual, Proceeds are payable upon the death of the Annuitant.

The Death Benefit will be determined as of the Valuation Date we receive both due proof of death and all information needed to process the claim, including designation of a Beneficiary and the election of a one sum payout or election under an Annuity Option.

We will pay the Proceeds in one lump sum unless the Beneficiary elects an Annuity Option within 60 days of our receipt of due proof of death but prior to the date on which we pay the Proceeds. See CHOOSING AN ANNUITY OPTION, page 36. If a one sum payout is elected, the Proceeds will be paid within 7 days of determination of the amount of the Death Benefit described above. Interest will be paid on the Proceeds from the date of determination of the Death Benefit to the date of payout. Interest is at the rate we declare, or any higher rate required by law, but not less than 3% per year. If the Proceeds are paid under an Annuity Option, the Beneficiary becomes the Annuitant, and the Contingent Beneficiary becomes the Contingent Annuitant. Contact our Customer Service Center or your agent for more information.

HOW TO CLAIM PAYOUTS TO BENEFICIARY

Before we will make any payouts to the Beneficiary, we must receive due proof of the death of the Owner in the form of a certified death certificate and all information necessary to process the claim including designation of a Beneficiary and the election of a one sum payout or election under an Annuity Option. The Beneficiary should contact our Customer Service Center for instructions. For information on tax matters relating to death benefit Proceeds, see FEDERAL TAX CONSIDERATIONS, page 40.

YOUR ACCUMULATION VALUE

The Accumulation Value of your Contract is the sum of the Division Accumulation Values of all the Divisions of the Variable Account in which your Contract is invested, plus any Division Accumulation Value of the Guaranteed Interest Division. Your Division Accumulation Value in a Division of the Variable Account as of any day is determined by multiplying the number of your Accumulation Units in that Division by the Accumulation

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Unit Value as of that day for that Division. We adjust your Accumulation Value as of each Valuation Date to reflect Purchase Payments and transfers made, partial withdrawals taken, deduction of certain charges, earned interest of the Guaranteed Interest Division, and the investment experience of the Divisions of the Variable Account. The Accumulation Value, less applicable taxes, is applied under the elected Annuity Option as of the Annuity Date. See CHOOSING AN ANNUITY OPTION, page 36.

You may allocate your Accumulation Value among all the Divisions available, subject to the restrictions on the percentages and amounts allocated from a Purchase Payment or a transfer to or from any Division.

MEASUREMENT OF INVESTMENT EXPERIENCE FOR THE DIVISIONS OF THE VARIABLE ACCOUNT

ACCUMULATION UNIT VALUE

The investment experience of a Division of the Variable Account is determined as of each Valuation Date. We use an Accumulation Unit Value to measure the experience of each of the Variable Account Divisions during a Valuation Period. The Accumulation Unit Value for a Valuation Period equals the Accumulation Unit Value for the preceding Valuation Period multiplied by the Accumulation Experience Factor for the Valuation Period.

We determine the number of Accumulation Units related to a given transaction in a Division of the Variable Account as of a Valuation Date by dividing the dollar value of that transaction in that Division by that Division's Accumulation Unit Value for that date.

For a description of the method of calculating the Accumulation Unit Value, see the Statement of Additional Information.

HOW WE DETERMINE THE ACCUMULATION EXPERIENCE FACTOR

For each Division of the Variable Account, the Accumulation Experience Factor reflects the investment experience of the Portfolio in which that Division invests and the charges assessed against that Division for a Valuation Period. The Accumulation Experience Factor is calculated as follows:

  1) The net asset value of the Portfolio in which that Division invests as of the end of the current Valuation Period; plus

  2) The amount of any dividend or capital gains distribution declared and reinvested in that Portfolio during the current Valuation Period; minus

  3) A charge for taxes, if any.

  4) The result of 1), 2), and 3) divided by the net asset value of that Portfolio as of the end of the preceding Valuation Period; minus

  5) The daily mortality and expense risk charge for that Division for each day in the Valuation Period; minus

  6) The daily asset-based administrative charge for that Division for each day in the Valuation Period.

NET RATE OF RETURN FOR A DIVISION OF THE VARIABLE ACCOUNT

The Net Rate of Return for a Division of the Variable Account during a Valuation Period is the Accumulation Experience Factor for that Valuation Period minus one.

DIVISION ACCUMULATION VALUE OF EACH DIVISION OF THE VARIABLE ACCOUNT

The Division Accumulation Value of each Division of the Variable Account as of the Contract Date is equal to the amount of the initial Purchase Payment allocated to that Division.

On subsequent Valuation Dates, the amount of Division Accumulation Value of each Division of the Variable Account is calculated as follows:

  1) The number of Accumulation Units in that Division of the Variable Account as of the end of the preceding Valuation Period multiplied by that Division's Accumulation Unit Value for the current Valuation Period; plus

  2) Any additional Purchase Payments allocated to that Division during the current Valuation Period; plus

  3) Any Division Accumulation Value transferred to such Division during the current Valuation Period; minus


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                                      25
FING Exchequer

  4) Any Division Accumulation Value transferred from such Division during the current Valuation Period; minus

  5) Any excess transfer charge allocated to such Division during the current Valuation Period; minus

  6) Any Gross Partial Withdrawals allocated to that Division during the current Valuation Period; minus

  7) The portion of the annual administrative charge applicable to that Division if a Contract Anniversary occurs during the Valuation Period.

DIVISION ACCUMULATION VALUE OF THE GUARANTEED INTEREST DIVISION

The Division Accumulation Value of the Guaranteed Interest Division as of the Contract Date is equal to the amount of the initial Purchase Payment allocated to that Division.

On subsequent Valuation Dates, the Division Accumulation Value of the Guaranteed Interest Division is calculated as follows:

  1) The Division Accumulation Value of the Guaranteed Interest Division as of the end of the preceding Valuation Period plus earned interest during the Valuation Period; plus

  2) Any additional Purchase Payments allocated to the Guaranteed Interest Division during the current Valuation Period; plus

  3) Any Division Accumulation Value transferred to the Guaranteed Interest Division during the current Valuation Period; minus

  4) Any Division Accumulation Value transferred from the Guaranteed Interest Division during the current Valuation Period; minus

  5) Any excess transfer charge allocated to the Guaranteed Interest Division during the current Valuation Period; minus;

  6) Any Gross Partial Withdrawals allocated to the Guaranteed Interest Division during the current Valuation Period; minus

  7) The portion of the annual administrative charge applicable to the Guaranteed Interest Division if a Contract Anniversary occurs during the current Valuation Period.

YOUR RIGHT TO TRANSFER AMONG DIVISIONS

Prior to the Annuity Date, while the Contract is in effect and after the Free Look Period, you may transfer your Accumulation Value among the Divisions of the Variable Account and the Guaranteed Interest Division. The minimum amount that may be transferred from each Division is the lesser of $100 or the balance of a Division. Percentages must be in whole numbers. Transfers due to the operation of Dollar Cost Averaging or Automatic Rebalancing are not included in determining the limit on transfers without a charge. Each request to transfer for your Contract is considered one transfer regardless of how many Divisions are affected by the transfer. The table below summarizes the number of transfers available and any associated charges during any Contract Year:

                               Accumulation                     Annuity
                                  Period                         Period
                                  ------                         ------
Free Transfer                      12                              4

Total Number of
Transfers Permitted             Unlimited                          4

Excess Transfer Charge          $25 for each                      Not
                                Transfer in                   Applicable
                                excess of 12

Except for Contracts issued in certain states, we reserve the right to limit the number of transfers per Contract Year to 12 and to limit excessive trading activity, which can disrupt Portfolio management strategy and increase Portfolio expenses. For example, we may refuse to accept or to place certain restrictions on transfers made by third-party agents acting on behalf of multiple Owners or made pursuant to market timing services when we determine, at our sole discretion, that such transfers will be detrimental to the Portfolios and the Owners as a whole. Such transfers may cause increased trading and transaction costs, disruption of planned investment strategies, forced and unplanned portfolio turnover, and lost opportunity costs, and may subject the Portfolios to large asset swings that diminish the Portfolios' ability to provide maximum investment return to all Owners.

Once during the first 30 days of each Contract Year, you may transfer amounts from the Guaranteed Interest Division. Transfer requests received within 30 days prior to the Contract Anniversary will be deemed to occur as of the Contract Anniversary. Transfer requests received on the Contract Anniversary or within the following 30 days will be processed; transfer requests received at any other time will not be processed. Transfers of your

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                                      26
FING Exchequer

Accumulation Value to the Guaranteed Interest Division are not limited to this 30-day period.

The maximum transfer amount from the Guaranteed Interest Division to the Divisions of the Variable Account in any Contract Year is the greatest of:

  1) 25% of the balance in the Guaranteed Interest Division immediately prior to the transfer;

  2) $100; or

  3) the sum of the amounts that were transferred or withdrawn from the Guaranteed Interest Division in the prior Contract Year. For purposes of calculating the maximum transfer amount from the Guaranteed Interest Division, all partial withdrawals (including Systematic Income Program partial withdrawals) and transfers from the Guaranteed Interest Division in a Contract Year are summed.

When a transfer involving the Divisions of the Variable Account is made, we redeem Accumulation Units in the Divisions you are transferring from, and purchase Accumulation Units in the Divisions you are transferring to, at their values next computed after receipt of your request at our Customer Service Center.

If you elect telephone privileges in an application or send written notice to our Customer Service Center requesting this privilege, you may make transfers by telephoning our Customer Service Center. See Telephone Privileges, page 33.

PARTIAL WITHDRAWALS

Prior to the Annuity Date, while the Contract is in effect and after the Free Look Period, you may withdraw in cash all or a part of the Cash Surrender Value of your Contract. Partial withdrawals may be subject to a 10% tax penalty. See Tax Consequences of Partial Withdrawals, page 30.

Partial withdrawals from the Divisions of the Variable Account will be made by redeeming Accumulation Units in the affected Divisions at their values as next computed after we receive your request at our Customer Service Center. A partial withdrawal will result in a decrease in the Accumulation Value of this Contract. The decrease is equal to the amount of the Gross Partial Withdrawal. A surrender charge could be incurred for withdrawals in excess of certain amounts. See Charges Deducted from the Accumulation Value, page 34, and The Amount You May Withdraw Without a Surrender Charge, page 30.

Certain plans or programs sold on a group or sponsored basis to employee or professional groups may have different withdrawal privileges. See Group or Sponsored Arrangements, page 24.

Withholding of Federal income taxes on all distributions may be required unless you elect not to have any such amounts withheld and properly notify First ING Life of that election. Even if you elect no withholding, special "back-up withholding" rules may require First ING Life to disregard your election if you fail to supply First ING Life with a taxpayer identification number ("TIN") or social security number for individuals, or if the Internal Revenue Service notifies First ING Life that the TIN provided by you is incorrect. In addition, withholding is required for all payees with addresses outside the United States. Some states also impose withholding requirements.

If you elect telephone privileges in an application or send written notice to our Customer Service Center requesting this privilege, you may make demand withdrawals by telephoning our Customer Service Center. Any telephone request for a demand withdrawal must be for an amount less than $25,000. See Telephone Privileges, page 33.

There are three options available for selecting partial withdrawals: the Demand Withdrawal Option, the Systematic Income Program and the IRA Income Program. All three options are described below.

Partial withdrawals may be subject to a 10% tax penalty. See Tax Consequences of Partial Withdrawals, page 30.

DEMAND WITHDRAWAL OPTION

The minimum amount you may withdraw under this option is $100, and the maximum demand withdrawal amount is the Cash Surrender Value minus $500. If the amount of the demand withdrawal you specify exceeds the maximum level, the amount of the demand withdrawal will automatically be adjusted to leave $500 remaining as Cash Surrender Value. See Surrendering to Receive the Cash Surrender Value, page 30.

Unless you specify otherwise, the amount of the partial withdrawal will be taken from each Division in the same proportion that the amount of Division Accumulation Value in that Division bears to the Accumulation Value in all of the Divisions immediately before the withdrawal.

A surrender charge could be incurred for demand withdrawals in excess of certain amounts. See Charges Deducted from the Accumulation


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                                      27

Value, page 34, The Amount You May Withdraw Without a Surrender Charge, page 30, and APPENDIX A, page 46.

You may not withdraw from the Guaranteed Interest Division an amount that is greater than the total demand withdrawal multiplied by the ratio of the Division Accumulation Value in the Guaranteed Interest Division to the total Accumulation Value immediately before the withdrawal.

SYSTEMATIC INCOME PROGRAM

You may choose to receive Systematic Income Program partial withdrawals on a monthly or quarterly basis from the Accumulation Value. Withdrawals will be taken from each Division of the Variable Account and the Guaranteed Interest Division in the same proportion that the Division Accumulation Value of that Division bears to the total Accumulation Value. The payouts under this option may not start sooner than one month after the Contract Date.

You may select the day of the month when the withdrawals will be made. If no day is selected, the withdrawals will be made on the same calendar day of the month as the Contract Date. If this calendar day is not a Valuation Date, the next Valuation Date will be used. You may select a dollar amount or a percentage amount for your withdrawal subject to the following maximums:


Frequency                                 Maximum Income Payment Percentage
---------                                 ---------------------------------
Monthly                                   1.25% of Accumulation Value

Quarterly                                 3.75% of Accumulation Value

Except as described in the following sections, in no event will a payout be less than $100.

If a dollar amount is selected and the amount to be systematically withdrawn would exceed the applicable maximum percentage as of the withdrawal date, the amount withdrawn will be reduced to equal such percentage. If the amount to be withdrawn is then less than $100, the withdrawal will be made and the Systematic Income Program will be canceled. See APPENDIX A, page 46.

If a percentage is selected and the amount to be systematically withdrawn based on that percentage would be less than $100, the amount withdrawn will be increased to the lesser of $100 or the maximum percentage. If this amount to be withdrawn is then less than $100, the withdrawal will be made and the Systematic Income Program will be canceled.

During any Contract Year, if a demand withdrawal is made while the Systematic Income Program is in effect, the remaining payouts to be made under the Systematic Income Program for that Contract Year will be considered demand withdrawals for purposes of calculating any future partial withdrawal transaction charges and any applicable surrender charges. If a demand withdrawal is not made in the same Contract Year, Systematic Income Program partial withdrawals will not be assessed a surrender charge. IRA Income Program withdrawals will not be assessed a surrender charge. However, the amount available for Systematic Income Program partial withdrawals and IRA Income Program partial withdrawals is never greater than the Cash Surrender Value.

You may change the amount or percentage of your Systematic Income Program partial withdrawal once each Contract Year. You may cancel your election at any time by sending notice to our Customer Service Center at least seven days prior to the next scheduled withdrawal date.

In no event will you be allowed to withdraw more than the Cash Surrender Value.

IRA INCOME PROGRAM  --  IRA CONTRACTS ONLY

If you have an IRA Contract, we will provide payout of amounts required to be distributed by the Internal Revenue Service unless the minimum distributions are otherwise satisfied. See Taxation of Individual Retirement Annuities, page 42. Amounts taken pursuant to the IRA Income Program are not subject to a surrender charge.

You may provide us with the minimum required distribution, or we will determine the amount that is required to be distributed from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you must make, see the Statement of Additional Information. The minimum dollar amount of each distribution is $100. At any time while minimum distributions are being made, if your Cash Surrender Value falls below $2,000, we will cancel the Contract and send you the amount of your Cash Surrender Value. See Taxation of Individual Retirement Annuities, page 42.

In no event will you be allowed to withdraw more than the Cash Surrender Value.


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                                      28

THE AMOUNT YOU MAY WITHDRAW WITHOUT A SURRENDER CHARGE

Each Contract Year after the first you may withdraw without a surrender charge the greater of Earnings (as of the date of receipt of the written request) or 15% of the Accumulation Value as of the last Contract Anniversary (less any Gross Partial Withdrawals already made during the Contract Year which are not considered to be withdrawals of Purchase Payments) as well as Purchase Payments held beyond the surrender charge period. Any unused portion of a partial withdrawal amount not subject to a surrender charge is non-cumulative and does not apply to a partial withdrawal made in subsequent Contract Years.

Demand withdrawals and any Systematic Income Program partial withdrawals which occur in the same Contract Year as a demand withdrawal are deemed to be made in the following order:

  1) Any Earnings in the Contract;

  2) Purchase Payments held for at least five full Contract Years since the Contract Anniversary at the end of the Contract Year in which the Purchase Payment was made;

  3) The amount by which 15% of the Accumulation Value as of the last Contract Anniversary (less any Gross Partial Withdrawals already made during the Contract Year which are not considered to be withdrawals of Purchase Payments) exceeds the Earnings in the Contract, if any;

  4) Any Purchase Payments remaining on a first-in, first-out basis.

A surrender charge applies only to the withdrawal of Purchase Payments held less than five full Contract Years since the Contract Anniversary at the end of the Contract Year in which the Purchase Payment was made. If a Purchase Payment is made as of the first day of a Contract Year, a surrender charge will apply against this Purchase Payment for six full years. See Surrender Charge, page 34.

Certain plans or programs sold on a group or sponsored basis to employee or professional groups may have different withdrawal privileges. See Group or Sponsored Arrangements, page 24.

For an example illustrating how we would determine the surrender charge (and the amounts that may be withdrawn without a surrender charge) for a hypothetical series of demand withdrawals, see APPENDIX A, page 46.

TAX CONSEQUENCES OF PARTIAL WITHDRAWALS

CONSULT YOUR TAX ADVISER REGARDING THE TAX CONSEQUENCES ASSOCIATED WITH TAKING PARTIAL WITHDRAWALS. A partial withdrawal made before the taxpayer reaches Age 59 1/2 may result in imposition of a tax penalty on the taxable portion withdrawn. Please refer to FEDERAL TAX CONSIDERATIONS, page 40, for more details.

SURRENDERING TO RECEIVE THE CASH SURRENDER VALUE

You may surrender the Contract for its Cash Surrender Value at any time prior to the Annuity Date.

Your Contract's Cash Surrender Value fluctuates daily with the investment experience of the Divisions of the Variable Account in which you are invested. We do not guarantee any minimum Cash Surrender Value for amounts invested in the Divisions of the Variable Account. The amount allocated to the Guaranteed Interest Division and a minimum interest rate are guaranteed for amounts allocated to the Guaranteed Interest Division; the amount allocated to the Guaranteed Interest Division will vary depending on any partial withdrawals, transfers, surrenders, and charges deducted. As of any Valuation Date while the Contract is in effect, the Cash Surrender Value is calculated as follows:

  1) We take the Contract's Accumulation Value as of that date less any taxes incurred but not deducted (see Taxes on Purchase Payments, page
          35);

  2)      We deduct any surrender charge (see Surrender Charge, page 34);

  3) We deduct the $30 annual administrative charge, if any, due at the end of the Contract Year (see Administrative Charge, page 34).

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                                      29

For an example illustrating how we determine Cash Surrender Value in certain hypothetical situations, see APPENDIX A, page 46.

When a Contract is surrendered, we redeem Accumulation Units in the Divisions of the Variable Account at their value next computed after we receive at our Customer Service Center your written request along with the Contract. All benefits under the Contract are then terminated. We will normally pay the Cash Surrender Value within seven days but we may delay payout as described in When We Make Payouts on this page 31.

Withholding of Federal income taxes on all distributions may be required unless you elect not to have any such amounts withheld and properly notify First ING Life of that election. Even if you elect no withholding, special "back-up withholding" rules may require First ING Life to disregard your election if you fail to supply First ING Life with a taxpayer identification number ("TIN") or social security number for individuals, or if the Internal Revenue Service notifies First ING Life that the TIN provided by you is incorrect. In addition, withholding is required for all payees with addresses outside the United States. Some states also impose withholding requirements.

If you do not wish to receive your Cash Surrender Value in a one sum payout and you are also the Annuitant, you may avoid a surrender charge by applying the Accumulation Value, less any taxes incurred but not deducted, to Payout Period Options II or III by accelerating the Annuity Date under the Contract. See CHOOSING AN ANNUITY OPTION, page 36.

WHEN WE MAKE PAYOUTS

Partial withdrawals or payout of Proceeds from the Divisions of the Variable Account will usually be processed within seven days of receipt of the request in proper form at our Customer Service Center. However, we may postpone the processing of any such transactions for any of the following reasons:

  1)      When the New York Stock Exchange ("NYSE") is closed for trading;

  2)      When trading on the NYSE is restricted by the SEC;

  3) When an emergency exists such that it is not reasonably practical to dispose of securities in the applicable Division of the Variable Account or to determine the value of its assets; or

  4) When a governmental body having jurisdiction over the Variable Account permits such suspension by order.

Rules and regulations of the SEC are applicable and will govern as to whether conditions described in 2), 3), or 4) exist.

We may defer for up to six months the payout of any partial withdrawal or Proceeds from the Guaranteed Interest Division.

THE GUARANTEED INTEREST DIVISION

You may allocate all or a portion of your Purchase Payments and transfer your Accumulation Value subject to certain restrictions to or from the Guaranteed Interest Division, which is part of our General Account and which pays interest at a declared rate. See Your Right to Transfer Among Divisions, page 27. The General Account supports our non-variable insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Guaranteed Interest Division have not been registered under the Securities Act of 1933, and neither the Guaranteed Interest Division nor the General Account has been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account, the Guaranteed Interest Division nor any interest therein are generally subject to regulation under these Acts. As a result, the staff of the SEC has not reviewed the disclosures which are included in this prospectus which relate to the General Account and the Guaranteed Interest Division. These disclosures, however, may be subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more details regarding the General Account, see your Contract.

You may accumulate amounts in the Guaranteed Interest Division by (i) allocating Purchase Payments, (ii)

--------------------------------------------------------------------------------
transferring amounts from the Divisions of the Variable Account, and (iii) earning interest on amounts you already have in the Guaranteed Interest Division.

The amount you have in the Guaranteed Interest Division at any time is the sum of all Purchase Payments allocated to this Division, all transfers, and earned interest. This amount is reduced by amounts transferred out of or withdrawn from the Guaranteed Interest Division and deductions allocated to the Guaranteed Interest Division.

We pay a declared interest rate on all amounts that you have in the Guaranteed Interest Division. These interest rates will never be less than the minimum guaranteed interest rate of 3%. We may declare rates higher than the guaranteed minimum that will apply to amounts in the Guaranteed Interest Division. Any higher rate is guaranteed to be in effect for at least 12 months. Interest is compounded daily at an effective annual rate that equals this declared rate. The interest is credited as of each Valuation Date to the amount you have in the Guaranteed Interest Division. This interest will be paid regardless of the actual investment experience of the General Account; we bear the full amount of the investment risk for the amount allocated to the Guaranteed Interest Division.

OTHER INFORMATION

THE OWNER

You are the Owner. You are also the Annuitant unless another Annuitant is named in the application. You have the rights and options described in the Contract. You and your spouse may be joint Owners; no other joint ownership is allowed. You (and your spouse, in the case of joint ownership) must be younger than Age 81 as of the Contract Date.

Subject to the applicable provisions of Distribution-at-Death Rules, page 42, if the Owner (or a Deemed Owner as defined in Distribution-at-Death Rules, page
42) dies prior to the Annuity Date, and:

  1) If the Owner's spouse is the Joint Owner, then the spouse becomes the new Owner and no Death Benefit is payable; or

  2) If the Owner's spouse is the Beneficiary, then the spouse may elect to become the Owner (in which case there is no Death Benefit payable) by so electing within 60 days of the death; if there is no such election, the Death Benefit is payable to the Beneficiary; or

  3) If the Owner's spouse is not the Joint Owner or the Beneficiary, then the Death Benefit is payable to the Beneficiary.

See Guaranteed Death Benefit, page 25.

THE ANNUITANT

The Annuitant will receive the annuity benefits of the Contract as of the Annuity Date if the Annuitant is living and the Contract is then in force. If the Annuitant dies before the Annuity Date and a Contingent Annuitant is named, the Contingent Annuitant becomes the Annuitant (unless the Owner is not an individual, in which case the Proceeds become payable). If no Contingent Annuitant has been named, the Owner must designate a new Annuitant. If no designation is made within 30 days of the Annuitant's death, the Owner will become the Annuitant.

Upon the death of the Annuitant after the Annuity Date, any remaining designated period payouts will be continued to any Contingent Annuitant. Upon the death of both the Annuitant and all Contingent Annuitants, any remaining designated period payouts will be paid to the estate of the last to die of the Annuitant and Contingent Annuitants. Amounts may be released in one sum if the Owner's election allows. See CHOOSING AN ANNUITY OPTION, page 36.

THE BENEFICIARY

The Beneficiary is the person to whom we pay Proceeds upon the death of the Owner (or of the Annuitant, if the Owner is not an individual) prior to the Annuity Date.

The original Beneficiary and any Contingent Beneficiaries are named in the application. Surviving Contingent Beneficiaries are paid death benefit Proceeds only if no Beneficiary survives. If more than one Beneficiary in a class survives, they will share the Proceeds equally, unless the Owner's designation provides otherwise. If there is no designated Beneficiary or Contingent Beneficiary surviving, we will pay the Proceeds to the Owner's estate. The Beneficiary designation will be on file with us. We will pay Proceeds according to the most recent Beneficiary designation on file.

CHANGE OF OWNER, BENEFICIARY OR ANNUITANT

Prior to the Annuity Date and while the Contract is in effect after the Free Look Period, you may transfer Ownership of the Contract (unless the Contract is an IRA


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                                      31

Contract) subject to our published rules at the time of the change. A new Owner must be younger than Age 86.

You may name a new Annuitant prior to the Annuity Date. Any Annuitant or Contingent Annuitant must be younger than Age 86 when named. An Annuitant or Contingent Annuitant that is not an individual may not be named without our consent. If the Owner is not an individual, the Annuitant may not be changed without our consent.

The Owner may name a new Beneficiary unless an irrevocable Beneficiary has been named. When an irrevocable Beneficiary has been designated, the Owner and the irrevocable Beneficiary must act together to make any Beneficiary changes. If the Contract is an IRA Contract and a Beneficiary change is being made, the Owner's spouse must sign a statement agreeing to this designation.

To make any of these changes, you must send us written notice of the change to our Customer Service Center. The change will take effect as of the day the notice is signed and dated provided that the request was received at our Customer Service Center prior to any payout. The change will not affect any payout made or action taken by us before recording the change at our Customer Service Center. There may be tax consequences, see FEDERAL TAX CONSIDERATIONS, page 40.

OTHER CONTRACT PROVISIONS

IN CASE OF ERRORS ON THE APPLICATION OR ENROLLMENT FORM


If the Age or sex given in the application is misstated, the amounts payable or benefits provided by the Contract shall be those that the Purchase Payment would have bought at the correct Age or sex, with interest at 6% per year on any overpayments or underpayments previously made.

PROCEDURES

We must receive any election, designation, change, assignment, or any other change request you make in writing, except those you have chosen to request by telephone. We may require a return of your Contract for any Contract change or for paying Proceeds. We may require proof of Age, death, or survival of an Annuitant or Beneficiary when such proof is relevant to the payout of a benefit, claim, or settlement under the Contract. If your Contract has been lost, we will require that you complete and return a Contract Replacement Form. The effective date of any change in provisions of the Contract will be the date the request was signed. Any change will not affect payouts made or action taken by us before the change is recorded at our Customer Service Center.

In the event of the Owner's death prior to the Annuity Date, we should be informed as soon as possible. Claim procedure instructions will be sent to your Beneficiary immediately. We require a certified copy of the death certificate and may require proof of the Owner's Age. We may require the Beneficiary and the Owner's next of kin to sign all authorizations as part of due proof.

TELEPHONE PRIVILEGES

If you have elected this privilege in a form required by us, you may make transfers, changes in your Dollar Cost Averaging and Automatic Rebalancing options, or request partial withdrawals by telephoning our Customer Service Center.

Our Customer Service Center will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording telephone instructions. Your request for telephone privileges authorizes us to record telephone calls. If reasonable procedures are not used in confirming instructions, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to discontinue this privilege at any time.

ASSIGNING THE CONTRACT AS COLLATERAL

You may assign this Contract as collateral security upon written notice to us. Once it is recorded with us, the rights of the Owner and Beneficiary are subject to the assignment. It is your responsibility to make sure the assignment is valid. There may be tax consequences for an assignment. IRA Contracts may not be assigned. See Assignments, page 43.

NON-PARTICIPATING

The Contract does not participate in First ING Life's surplus earnings.

AUTHORITY TO CHANGE CONTRACT TERMS

All agreements made by us must be signed by our president or an officer and by our secretary or assistant secretary. No other person, including an insurance agent


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                                      32
   FING Exchequer
or broker, can change any of the Contract's terms or make any agreements binding on us.

CONTRACT CHANGES - APPLICABLE TAX LAW

This Contract is intended to qualify as an annuity contract under the Code. To that end, all terms and provisions of the Contract shall be interpreted to ensure or maintain such qualification, notwithstanding any other provisions to the contrary. Payouts and distributions under this Contract shall be made in the time and manner necessary to maintain such qualification under the applicable provisions of the Code in existence at the time this Contract is issued.

We reserve the right to amend this Contract, to reflect any clarifications or changes that may be needed or are appropriate, or to conform it to any applicable changes in the tax requirements to qualify the Contract as an annuity. Any such changes will apply uniformly to all Contracts that are affected. We will send you written notice of such changes.

CONTRACT CHARGES AND FEES

DEDUCTION OF CHARGES

We invest the entire amount of the initial and any additional Purchase Payments in the Divisions of the Variable Account and the Guaranteed Interest Division. We then periodically deduct certain amounts from your Accumulation Value invested in the Divisions of the Variable Account and the Guaranteed Interest Division. We may reduce certain charges under group or sponsored arrangements. See Group or Sponsored Arrangements, page 24. A description of the charges we deduct follows.

CHARGES DEDUCTED FROM THE ACCUMULATION VALUE

SURRENDER CHARGE

The withdrawal of Purchase Payments held less than five full Contract Years since the Contract Anniversary at the end of the Contract Year in which the Purchase Payment was made, either by surrender or partial withdrawal, is subject to a surrender charge. The surrender charge will not apply to partial withdrawals made pursuant to the Systematic Income and IRA Income Programs unless a demand withdrawal occurs while the Systematic Income Program is in effect. If a Purchase Payment is made as of the first day of a Contract Year, a surrender charge will apply against this Purchase Payment for six full years. The surrender charge that applies is calculated as follows.

Contract
Anniversaries Since                       Surrender Charge as a
Purchase Payment                          Percentage of Purchase
was Made                                  Payment Withdrawal
--------                                  ------------------
         0                                           7%
         1                                           6%
         2                                           5%
         3                                           4%
         4                                           3%
         5                                           2%
         6+                                          0%

Up to certain limits, partial withdrawals may be taken without a surrender charge. See The Amount You May Withdraw Without a Surrender Charge, page 30.

Any applicable surrender charges will reduce the Division Accumulation Value of each Division in the same proportion that the Division Accumulation Value in each Division bears to the total Accumulation Value immediately after the withdrawal.

Proceeds from the surrender charge may not cover the expected costs of distributing the Contracts. Any shortfall will be recovered from First ING Life's general assets, which may include revenues from the mortality and expense risk charge deducted from the Variable Account.




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



ADMINISTRATIVE CHARGE


The administrative charge is deducted each year during the Accumulation Period as of the Contract Processing Date. We deduct this charge when determining the Cash Surrender Value payable if you surrender the Contract prior to the end of a Contract Year. The amount deducted is $30 per Contract Year if Net Purchase Payments are less than $100,000. If Net Purchase Payments equal $100,000 or more, the charge is zero. This charge covers a portion of our administrative expenses. See Asset-based Administrative Charge, page 35.

The administrative charge is allocated to a Division in the same proportion that the amount of Division Accumulation Value in that Division bears to the total Accumulation Value immediately after the withdrawal. For Contracts issued in certain states, the administrative charge is allocated only among the Divisions of the Variable Account.

EXCESS TRANSFER CHARGE

We allow you 12 free transfers among Divisions per Contract Year during the Accumulation Period. For each additional transfer, we will charge you $25 at the time the transfer is processed. The charge will be deducted from each of the Divisions in which you are invested in the same proportion that the amount of Division Accumulation Value in that Division bears to the total Accumulation Value of all the Divisions immediately after the transfer. We do not expect that the total revenues from the excess transfer charge will be greater than the total expected cost of administering transfers, on average, over the period that the Contracts are in force. Any transfer(s) due to the election of Dollar Cost Averaging, Automatic Rebalancing and/or pursuant to Changes Within The Variable Account, page 21, will not be included in determining if the excess transfer charge should apply.

After the Annuity Date, only four transfers each Contract Year are allowed, and no transfer charge will be deducted.

TAXES ON PURCHASE PAYMENTS

We make a charge for state and local taxes on Purchase Payments in certain states, which can range from 0% to 3.5% of the Purchase Payment (5% for the Virgin Islands). The charge depends on the Annuitant's state of residence.

Taxes on Purchase Payments, if any, are generally incurred as of the Annuity Date, and we deduct the charge for taxes on Purchase Payments from your Accumulation Value as of the Annuity Date. Some jurisdictions impose a tax on Purchase Payments at the time the Purchase Payments are paid, regardless of the Annuity Date. In those states, our current practice is to advance the payment of your taxes on Purchase Payments and charge it against your Accumulation Value either upon surrender of the Contract, payout of death benefit Proceeds, or upon the Annuity Date. We reserve the right to deduct any state and local taxes on Purchase Payments from your Accumulation Value at the time such tax is due.

CHARGES DEDUCTED FROM THE DIVISIONS

MORTALITY AND EXPENSE RISK CHARGE


We will deduct a daily charge from the assets in the Divisions of the Variable Account to compensate First ING Life for mortality and expense risks we assume under the Contract. The daily charge is at the rate of 0.003425% (equivalent to an annual rate of 1.25%) on the assets in the Divisions of the Variable Account. This charge is not deducted from the Guaranteed Interest Division. We will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Contract.


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


ASSET-BASED ADMINISTRATIVE CHARGE

We will deduct a daily charge from the assets in each Division of the Variable Account to compensate First ING Life for a portion of the administrative expenses under the Contract. The daily charge is at a rate of 0.000411% (equivalent to an annual rate of 0.15%) on the assets in each Division of the Variable Account. This charge is not deducted from the Guaranteed Interest Division.

We do not expect that the total revenues from the administrative charges will be greater than the total expected cost of administering the Contracts, on average, excluding costs that are properly categorized as distribution expenses, over the period that the Contracts are in force.

PORTFOLIO EXPENSES

There are fees and charges deducted from the Portfolios as described in the FEE TABLE on page 8. Please read the prospectus for the Portfolios you are considering for complete details.

CHOOSING AN ANNUITY OPTION

GENERAL PROVISIONS

SUPPLEMENTARY CONTRACT

When an Annuity Option becomes effective, your Contract will be amended to include a Supplementary Contract which will put the Annuity Option elected into effect. The Supplementary Contract Effective Date will be the date the Annuity Option becomes effective. The computation of the first payout will be made as of the Supplementary Contract Effective Date. The first payout will be paid within 10 days of this date.

ELECTION AND CHANGES OF ANNUITY DATE


The Annuity Date is the date as of which Annuity Payouts begin. It may be elected on your application. Your Annuity Date election must follow the second Contract Anniversary but may not be later than the Annuitant's 85th birthday.
In certain states, the latest Annuity Date may be limited to an earlier date.
If no Annuity Date is elected in the application, the Annuity Date will be the first day of the month following the Annuitant's 85th birthday. However, the Annuity Date limitations may vary according to state regulation. Please refer to your Contract for a description of these limitations. For an IRA Contract, distribution must commence no later than April 1st of the calendar year following the calendar year in which you attain Age 70 1/2 unless the minimum distributions are otherwise satisfied. Consult your tax adviser. You may change the Annuity Date by sending a written request to our Customer Service Center at least 60 days prior to the currently elected Annuity Date of the Contract.

ELECTION AND CHANGES OF ANNUITY OPTION

The Annuity Option is composed of both the Payout Option which specifies the type of annuity to be paid and the Payout Period Option which determines how long the annuity will be paid, the frequency, and the amount of the first payout. The Owner elects the Annuity Option that applies upon annuitization. The Owner may change that Annuity Option at any time prior to the Annuity Date. The Beneficiary may select an Annuity Option for any payouts to be made pursuant to Death Benefit Proceeds. Any Death Benefit Proceeds to be applied under a Payout Option will be allocated to each of the Divisions of the Variable Account or the Guaranteed Interest Division as instructed by the Beneficiary. The available options are described in the Annuity Option provisions of the Contract.

The various methods of settlement are shown below.

PAYOUT OPTIONS

Proceeds applied as of the Annuity Date to provide an annuity under an Annuity Option will be the Accumulation Value minus taxes incurred but not deducted. The taxes will be taken from each of the Divisions in the same proportion that the Division Accumulation Value in each Division bears to the Division Accumulation Value in all Divisions immediately prior to the Annuity Date.


If no Annuity Option has been chosen upon annuitization, we will apply Proceeds to Payout Period Option Table I, using a Benchmark Total Return of 3%, with a designated period of 30 years. The Annuity Option will be allocated among the Guaranteed Interest Division and the Divisions of the Variable Account in the same proportion that the Accumulation Value was allocated prior to the Annuity


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

Date. For example, if all of the Accumulation Value is allocated to the Guaranteed Interest Division, the Annuity Payout will be a Fixed Annuity Payout.

VARIABLE ANNUITY PAYOUT

A Variable Annuity Payout is an annuity with payouts which: 1) are not pre-determined or guaranteed as to dollar amount; and 2) vary in amount with the investment experience of the Divisions of the Variable Account in which you invest.

As of the Annuity Date, any Division Accumulation Value invested in the Guaranteed Interest Division will be allocated among the Divisions of the Variable Account in the same proportion that the Division Accumulation Value of each Division bears to the total Division Accumulation Value of all the Divisions of the Variable Account.

The first Variable Annuity Payout for each Division of the Variable Account will be the amount that the Proceeds will provide as of the close of business on the Valuation Date immediately preceding the Supplementary Contract Effective Date at the Benchmark Total Return elected. If you have elected to receive payouts less frequently than monthly, the payout amount is then adjusted according to the factors in Payouts Other Than Monthly, page 38.

After the first payout, Variable Annuity Payouts vary in amount with the investment experience of the Divisions of the Variable Account. The dollar amount of each Variable Annuity Payout after the first payout is calculated by adding the amount due for each Division of the Variable Account.

The Owner may transfer, up to four times each Contract Year, all or a portion of the Annuity Units in a Division of the Variable Account to another Division of the Variable Account.

For a description of the method for determining the amount of Annuity Payouts, the Annuity Unit Value and transfer provisions during the Annuity Period, see the Statement of Additional Information.

FIXED ANNUITY PAYOUT

A Fixed Annuity Payout is an annuity with payouts which remain fixed as to dollar amount throughout the Payout Period. As of the Annuity Date, any Division Accumulation Value invested in the Divisions of the Variable Account will be allocated to the Guaranteed Interest Division. The Fixed Annuity Payouts will be that amount that the Proceeds will provide as of the Supplementary Contract Effective Date at the Benchmark Total Return of 3%. If the Fixed Annuity Payout is credited at an interest rate above the guaranteed minimum, the installment dollar amount will be greater than the determined installment dollar amount for the time period that the higher rate is declared. If you have elected to receive payouts less frequently than monthly, the payout amount is adjusted according to the factors in Payouts Other Than Monthly, page 38.

For Fixed Annuity Payouts, First ING Life guarantees that, after the Supplementary Contract Effective Date, monies held under an Annuity Option will be credited with interest at a minimum guaranteed effective rate of 3%. We may declare that Fixed Annuity Payouts are to be credited at an interest rate above the guaranteed minimum. We guarantee that any higher rate will be in effect for at least 12 months.

COMBINATION ANNUITY PAYOUT

A Combination Annuity Payout is an annuity where a portion of the payout is variable and a portion of the payout is fixed as to dollar amount throughout the Payout Period. You can split the Proceeds among Fixed and Variable Annuity Payouts in any proportion you choose, with the exception that a minimum of 25% must be allocated to either option you elect as of the Supplementary Contract Effective Date. As of the Supplementary Contract Effective Date, we will allocate Accumulation Value between the Guaranteed Interest Division and the Divisions of the Variable Account to meet the proportions selected.

The potential benefit of splitting the Proceeds between a Fixed and a Variable Annuity Payout is that you will have a portion of your Annuity Payout fixed and guaranteed and a portion which may increase over time, helping to offset inflation. Of course, the payouts attributable to the Variable Annuity Payout could decrease and are not guaranteed, since their value is determined by the investment experience of the Divisions of the Variable Account you select. Once you elect your Combination Annuity Payout, you may subsequently increase your allocation to a Fixed Annuity Payout, but you may not increase your allocation to the Variable Annuity Payout.

FREQUENCY AND AMOUNT OF ANNUITY PAYOUTS

Annuity Payouts will be made to the Annuitant based on the Annuity Option and frequency elected. They may be made monthly, quarterly, semiannually or annually. If we do not receive written notice from you, the Annuity Payouts will be made monthly. There may be certain restrictions on minimum payouts that we will allow. We may require that a one sum payout be made if the


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

Proceeds to be applied are less than $2,000 or, if the payouts to the Annuitant are ever less than $20, we may change the frequency of payouts to result in payouts of at least that amount or require a one sum payout.


PAYOUT PERIOD OPTIONS

Under each Payout Option, the Payout Period is elected from one of the following options:

     OPTION I. Payouts for a Designated Period. Payouts will be made in 1, 2, 4, or 12 installments per year as elected for a designated period, which may be 5 to 30 years. If a Fixed Annuity Payout is elected, the installment dollar amounts will be equal except for any excess interest as described in Fixed Annuity Payout, page 37. If a Variable Annuity Payout is elected, the number of Annuity Units of each installment will be equal, but the dollar amounts of each installment will vary based on the Annuity Unit Values of the Divisions chosen. If the Annuitant dies before the end of the designated period, payouts will be continued to the Contingent Annuitant, if one has been named, until the end of the designated period. The amount of each payout will depend upon the designated period elected and, if a Variable Annuity Payout is elected, the investment experience of the Divisions of the Variable Account selected. The amount of the first monthly payout for each $1,000 of Accumulation Value applied is shown in Payout Option Table I in the Contract.

     OPTION II. Life Income With Payouts for a Designated Period. Payouts will be made in 1, 2, 4, or 12 installments per year throughout the Annuitant's lifetime or, if longer, for a period of 5, 10, 15, or 20 years as elected. If a Fixed Annuity Payout is elected, the installment dollar amounts will be equal except for any excess interest as described in Fixed Annuity Payout, page 37. If a Variable Annuity Payout is elected, the number of Annuity Units of each installment will be equal, but the dollar amounts of each installment will vary based on the Annuity Unit Values of the Divisions chosen. If the Annuitant dies before the end of the designated period, payouts will be continued to the Contingent Annuitant, if one has been named, until the end of the designated period. The amount of each payout will depend upon the Annuitant's sex (unless otherwise prohibited by state law), Age at the time the first payout is due, the designated period elected and, if a Variable Annuity Payout is elected, the investment experience of the Divisions of the Variable Account selected. The amount of the first monthly payout for each $1,000 of Accumulation Value applied is shown in Payout Option Table II in the Contract. This option is not available for Ages not shown in these Tables.


     OPTION III. Joint and Last Survivor. Payouts will be made in 1, 2, 4, or 12 installments per year while both Annuitants are living. Upon the death of one Annuitant, the Survivor's Annuity Payout will be paid throughout the lifetime of the Surviving Annuitant.

     If a Fixed Annuity Payout is elected, the installment dollar amount will be equal while both Annuitants are living and, upon the death of one Annuitant, will be reduced to 2/3 of the installment dollar amount while both Annuitants were living, excluding any excess interest as described in Fixed Annuity Payout, page 37.

     If a Variable Annuity Payout is elected, the number of Annuity Units applied to each installment will be level while both Annuitants are living and, upon the death of one Annuitant, will be reduced to 2/3 of the number of Annuity Units applied to each installment while both Annuitants were living. The dollar amounts of each installment will vary based on the Annuity Unit Values of the Divisions chosen.

     The amount of each payout will depend upon the Age and sex (unless otherwise prohibited by state law) of each Annuitant at the time the first payout is due and, if a Variable Annuity Payout is elected, the investment experience of the Divisions of the Variable Account selected.

     A description of how the first monthly installment for Payout Period Option III is calculated is provided in your Contract.

     OPTION IV. Other. Payouts will be made in any other manner as agreed upon in writing between you or the Beneficiary and us.

PAYOUTS OTHER THAN MONTHLY

The Payout Option Tables in your Contract show the first monthly installments for Payout Period Options I and II. To arrive at the first annual, semiannual or quarterly payouts, multiply the appropriate figures by 11.839, 5.963 or 2.993 if the Benchmark Total Return is 3% and by 11.736, 5.939 or 2.988 if the Benchmark Total Return is 5%, respectively. Factors for other designated periods or for other options that may be provided by mutual agreement will be provided upon reasonable request.


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

COMMUTING PROVISIONS

The Annuitant may commute remaining designated period installments under Payout Period Option I. The Contingent Annuitant may commute remaining designated period installments after the death of the Annuitant under Payout Period Options I or II. If no Contingent Annuitant is named, any remaining designated period installments may be commuted by the estate. Any computation shall be at the appropriate Benchmark Total Return rate.

REGULATORY INFORMATION

VOTING PRIVILEGES

We invest the assets in the Divisions of the Variable Account in shares of the corresponding Portfolios. See The Portfolios, page 15. First ING Life is the legal owner of the shares held in the Variable Account and, as such, has the right to vote on certain matters. Among other things, we may vote on any matters described in the Fund's current prospectus or requiring a vote by shareholders under the 1940 Act.

Even though we own the shares, to the extent required by the interpretations of the SEC, we give you the opportunity to tell us how to vote the number of shares that are attributable to your Contract. We will vote those shares at meetings of Portfolio shareholders according to your instructions. We will also vote any Portfolio shares that are not attributable to the Contracts and shares for which instructions from Owners were not received in the same proportion that Owners vote. If the Federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of a Portfolio in our own right or to restrict Owner voting, we reserve the right to do so.

You may participate in voting only on matters affecting the Portfolios in which your assets have been invested. We determine the number of Portfolio shares in each Division that are attributable to your Contract by dividing the amount of your Division Accumulation Value allocated to that Division by the net asset value of one share of the corresponding Portfolio. The number of shares as to which you may give instructions will be determined as of the record date set by the Portfolio's Board for the Portfolio's shareholders meeting. We count fractional shares. If you have a voting interest, we will send you proxy material and a form for giving us voting instructions.

All Portfolio shares are entitled to one vote. The votes of all Portfolios are cast together on an aggregate basis, except on matters where the interests of the Portfolios differ. In such cases, voting is on a portfolio-by-portfolio basis. In these cases, the approval of the shareholders in one Portfolio is not needed in order to make a decision in another Portfolio. Examples of matters that would require a portfolio-by-portfolio vote are changes in the fundamental investment policy of a particular Portfolio or approval of an investment advisory agreement. Shareholders in a Portfolio not affected by a particular matter generally would not be entitled to vote on it.

The Boards of the Portfolios and First ING Life and any other insurance companies participating in the Portfolios are required to monitor events to identify any material conflicts that may arise from the use of the Portfolios for variable life and variable annuity separate accounts. Conflict might arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any Portfolio, or differences in voting instructions given by owners of variable life insurance policies and variable annuity contracts. Shares of these Portfolios may also be sold to certain pension and retirement plans qualifying under Section 401 of the Code and plans that include cash or deferred arrangements under Section 401(k) of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and such retirement plans or participants in such retirement plans. If there is a material conflict, First ING Life will have an obligation to determine what action should be taken, probably including the removal of the affected Portfolios from eligibility for investment by the Variable Account. First ING Life will consider taking other action to protect Owners. However, there could be unavoidable delays or interruptions of operations of the Variable Account that First ING Life may be unable to remedy.

In certain cases, when required by state insurance regulatory authorities, we may disregard instructions relating to changes in the Portfolio's adviser or the investment policies of the Portfolios. In the event we do disregard voting instructions, we will include a summary of our actions and give our reasons in the next semiannual report to Owners.

Under the 1940 Act, certain actions affecting the Variable Account (such as some of those described under Changes Within The Variable Account, page 21) may require Owner approval. In that case, you will be entitled to one vote for every $100 of Division Accumulation Value you have in the Divisions of the Variable Account. We will cast votes attributable to amounts in the Divisions of the


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Variable Account not attributable to Contracts in the same proportion as votes cast by Owners.


State Regulation

We are regulated and supervised by the Insurance Department of the State of New York, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions in which we do business. The Contract has been approved by the Insurance Department of the State of New York and by the Insurance Departments of other jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.


Legal Proceedings

First ING Life, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation is material to First ING Life's ability to meet its obligations under the Contract or to the Variable Account, and we do not expect to incur significant losses from such actions. ING America Equities, the principal underwriter and distributor of the Contract, is not engaged in any litigation of any material nature.


Legal Matters


The legality of the Contract described in this prospectus has been passed upon by Gary W. Waggoner, General Counsel and Secretary of First ING Life.


Experts


The financial statements of First ING Life at December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996 and the financial statements of First ING Separate Account A1 at December 31, 1996 and for the year then ended, appearing in the Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


FEDERAL TAX CONSIDERATIONS


Introduction

The ultimate effect of Federal income taxes on the amounts paid for the Contract, on the investment return on assets held under a Contract, on Annuity Payouts and on the economic benefits to the Owner, Annuitant or Beneficiary depends upon the terms of the Contract, upon First ING Life's tax status and upon the tax status of the parties concerned.

The following discussion is general in nature and is not intended as tax advice. Each party concerned should consult a competent tax adviser. The discussion below is based upon First ING Life's understanding of the Federal income tax laws as they are currently interpreted and does not include state or local tax issues. No representation is made regarding the likelihood of continuation of the Federal income tax laws, the Treasury Regulations, or the current interpretations by the Internal Revenue Service. For a discussion of Federal income taxes as they relate to the Portfolios, please see the accompanying prospectuses for the Portfolios that you are considering.


First ING Life Tax Status

First ING Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not a separate entity from First ING Life and its operations form a part of First ING Life, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Contract's Accumulation Value. Under existing Federal income tax laws, the Variable Account's investment income, including realized net capital gains, is not taxed to First ING Life. First ING Life reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.


Taxation of Annuities

Section 72 of the Code governs taxation of annuities. In general, the Owner (holder) of an annuity Contract will not be taxed on increases in value under the Contract until some form of distribution occurs. (For purposes of this rule, the amount of any indebtedness that is secured by a pledge or assignment of a Contract is treated as a payout received on account of a partial withdrawal from the Contract.) Under certain circumstances, however, the


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amount of any increase in the value of a Contract may be subject to current
Federal income tax. See Contracts Owned by Non-Natural Persons, page 43, and Diversification Standards, page 44.


1. WITHDRAWALS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

Section 72 of the Code provides, in effect, that the Proceeds from a surrender of the Contract or a partial withdrawal from the Contract prior to the Annuity Date will be treated as taxable income to the extent that the amount held under the Contract immediately prior to the distribution exceeds the "investment in the Contract." The "investment in the Contract" is defined in the Code as that portion, if any, of Purchase Payments by or on behalf of a taxpayer under the Contract which was not excluded from the taxpayer's gross income at the time of such payout less any amounts previously received under the Contract which were excluded from the taxpayer's gross income at the time of their receipt. For these purposes, "investment in the Contract" is not affected by the Owner's or Annuitant's death. That is, the investment in the Contract remains the amount of any Purchase Payments made which were not excluded from gross income. The taxable portion of any distribution received prior to the Annuity Date will be subject to tax at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Contract is treated as a payout received on account of a partial withdrawal of a Contract.


2. ANNUITY PAYOUTS AFTER THE ANNUITY DATE.

Upon receipt of the Proceeds of a surrender of the Contract after the Annuity Date, the recipient is taxed to the extent the Proceeds exceed the investment in the Contract. Upon receipt of an Annuity Payout under the Contract, the recipient will be taxed on a portion of each payout received if the value of the Contract exceeds the investment in the Contract. The taxable portion of a payout received after the Annuity Date will be subject to tax at ordinary income tax rates.

For Fixed Annuity Payouts, the taxable portion of each payout is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of Annuity Payouts for the term of the Contract. That ratio is then applied to each payout to determine the non-taxable portion of the payout. The remaining portion of each payout is taxed at ordinary income rates. For Variable Annuity Payouts, in general, the taxable portion is determined by a formula which establishes a specific dollar amount of each payout that is not taxed. The dollar amount is determined by dividing the investment in the Contract by the total number of expected periodic payouts. The remaining portion of each payout is taxed at ordinary income rates. For Contracts with Annuity Dates after December 31, 1986, once the excludable portion of Annuity Payouts to date equals the investment in the Contract, the balance of the Annuity Payouts will be fully taxable. Withholding of Federal income taxes on all distributions may be required unless the recipient elects not to have any amounts withheld and properly notifies First ING Life of that election.


3. PENALTY TAX ON CERTAIN WITHDRAWALS OR DISTRIBUTIONS.


With respect to amounts withdrawn or distributed before the taxpayer reaches Age 59 1/2, a penalty tax is imposed equal to 10% of the taxable portion of amounts withdrawn or distributed. This penalty tax is 25% of withdrawals from SIMPLE IRA Contracts within the first two years of participation. However, the penalty tax will not apply to withdrawals:

    1) made on or after the death of the Owner or, where the Owner is not an individual, the death of the "primary Annuitant." The primary Annuitant is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract;

    2) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7);

    3) which are part of a series of substantially equal periodic payouts made at least annually for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his Beneficiary;


    4)    allocable to investment in the Contract prior to August 14, 1982;


    5)    under a qualified funding asset (as defined in Code Section
          130(d));

    6)    under an immediate annuity Contract, or


    7) on contracts which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.


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

Other tax penalties may apply to certain distributions as well as to certain contributions and other transactions under a qualified plan.

If the penalty tax does not apply to a withdrawal as a result of the application of item 3) above, and the series of payouts are subsequently modified (other than by reason of death or disability), the tax for the year when the modification occurs will be increased by an amount (as determined by the regulations) equal to the tax that would have been imposed but for item 3) above, plus interest for the deferral period, if the modification takes place
(a) before the close of the period which is five years from the date of the first payout and after the taxpayer attains Age 59 1/2, or (b) before the taxpayer reaches Age 59 1/2.


TAXATION OF INDIVIDUAL RETIREMENT ANNUITIES

Code Section 408 permits individuals or their employers to contribute to an individual retirement program known as an IRA. In addition, distributions from certain other types of qualified plans may be placed into an IRA on a tax deferred basis. IRAs are subject to limitations on the amount which may be contributed and the time when distributions may commence. Tax penalties may apply to contributions in excess of specified limits, loans or assignments, distributions in excess of a specified amount annually or that do not meet specified requirements, and in certain other circumstances.


Under the Code, contributions to an Individual IRA Contract may not exceed $2,000 in any year. For married individuals filing joint returns, each spouse may establish an IRA Contract and contribute up to $2,000 per year ($4,000 total even if one spouse does not work) provided that the combined contributions do not exceed the total combined compensation of both spouses. Employer contributions to a SEP contract cannot exceed the lesser of $30,000 or 15% of an employee's compensation. Under a SARSEP established prior to January 1, 1997, salary reduction contributions are permitted up to a maximum of $7,000, indexed for inflation. A SARSEP may not be established after January 1, 1997. Under a SIMPLE plan, employees may elect to make salary reduction contributions up to a maximum of $6,000 per year, indexed for inflation, and, in addition, the employer must make either dollar-for-dollar matching contributions up to 3% of each contributing employee's compensation or 2% of compensation for every employee earning at least $5,000 per year.

Under the Code, distributions from IRAs generally must begin no later than April 1st of the calendar year following the calendar year in which the Owner attains Age 70 1/2. If the required minimum distribution is not withdrawn, there may be a penalty tax in an amount equal to 50% of the difference between the amount required to be withdrawn and the amount actually withdrawn. See the Statement of Additional Information for a discussion of the various special rules concerning the minimum distribution requirements.


Under amendments to the Code which became effective in 1993, distributions from a qualified plan (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to Federal income tax withholding at a 20% rate unless paid directly to another qualified plan. If the recipient is unable to take full advantage of the tax-free rollover provisions, there may be taxable income, and the imposition of a 10% penalty tax (25% in the case of certain distributions from SIMPLE plans) if the recipient is under Age 59 1/2.


First ING provides the Owner with the IRA Disclosure Statement attached to the Prospectus as Appendix C. It is important that you consult your tax adviser before purchasing any type of IRA.


DISTRIBUTION-AT-DEATH RULES

The following required distribution rules shall apply if and to the extent required under Section 72(s) of the Internal Revenue Code:


     1) Subject to the alternative election or spouse beneficiary provisions in subsection (2) or (3) below,

          a) If any Owner dies on or after the annuity starting date and before the entire interest in this Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

          b) If any Owner dies before the annuity starting date, the entire interest in this Contract will be distributed within 5 years after such death; and

          c) If any Owner is not an individual, then for purposes of this subsection (1), the primary Annuitant under this Contract shall be


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               treated as the Owner (the "Deemed Owner"), and any change in the primary Annuitant shall be treated as the death of the Owner. The primary Annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

     2) If any portion of the interest of an Owner (or a Deemed Owner) in subsection (1) is payable to or for the benefit of a designated beneficiary, and such beneficiary elects within 60 days of receipt of due proof of death to have such portion distributed in an Annuity Option over a period that: A) does not extend beyond such beneficiary's life or life expectancy and B) starts within 1 year after such death (a "Qualifying Distribution Period"); then for purposes of satisfying the requirements of subsection (1), such portion shall be treated as distributed entirely on the date such periodic distributions begin. Such beneficiary may elect any Payout Period Option for a Qualifying Distribution Period, subject to any restrictions imposed by any regulations under Section 72(s) of the Internal Revenue Code.

     3) If any portion of the interest of an Owner (or a Deemed Owner) described in subsection (1) is payable to or for the benefit of such Owner's spouse, or is co-owned by such spouse, then such spouse shall be treated as the Owner of such portion for purposes of the requirements of subsection (1).

Our Contract complies with these rules. See the Required Distribution section of your Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a non-qualified Contract because of the death of the Owner. Generally, such amounts are includible in the income of the recipient as follows: (a) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract, as described above, or (b) if distributed under an Annuity Option, they are taxed in the same manner as Annuity Payouts, as described above.

CONTRACTS OWNED BY NON-NATURAL PERSONS

For contributions to Contracts where the Contract is held by a non-natural person (for example, a corporation) the income on that Contract (generally the increase in the Cash Surrender Value less the Purchase Payments) is includible in taxable income each year. The rule does not apply where the non-natural person is the nominal Owner of a Contract and the Beneficiary is a natural person. The rule also does not apply where the Contract is acquired by the estate of a decedent, where the Contract is an IRA Contract, where the Contract is a qualified funding asset for structured settlements or where the Contract is purchased on behalf of an employee upon termination of a qualified plan.


If the Contract is held by a trust, contact your tax adviser for the tax effects.

SECTION 1035 EXCHANGES

Section 1035 of the Code generally provides that no gain or loss shall be recognized on the exchange of an annuity Contract for another. If the exchanged contract was issued prior to August 14, 1982, the new Contract retains some of the exchanged contract's tax attributes. The pre-August 14, 1982, cost recovery rules will continue to apply to distributions characterized as amounts not received as an annuity with respect to such distributions allocable to investments made before August 14, 1982. Under the cost recovery rule, such amounts are received tax-free until the taxpayer has received amounts equal to the pre-August 14, 1982 investments. Amounts allocable to post-August 13, 1982, investments are subject to the interest first rule. In contrast, a new Contract issued in exchange for a contract issued before January 18, 1985, does not retain the exchanged contract's grandfathering for purposes of the penalty and distribution at death rules. Special rules and procedures apply to Section 1035 transactions. Prospective Owners wishing to take advantage of Section 1035 should consult their tax advisers.

ASSIGNMENTS

A transfer of Ownership, a collateral assignment or the designation of an Annuitant or other Beneficiary who is not also the Owner may result in tax consequences to the Owner, Annuitant or Beneficiary that are not discussed herein. An Owner contemplating such a transfer or assignment of a Contract should contact a competent tax adviser with respect to the potential tax effects of such a


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


transaction. IRA Contracts may not be transferred or assigned.

MULTIPLE CONTRACTS RULE

The Technical and Miscellaneous Revenue Act of 1988 (the "1988 Act") provides that, for Contracts entered into on or after October 21, 1988, for purposes of determining the amount of any distribution under Section 72(e) (amounts not received as annuities) that is includible in gross income, all non-qualified deferred annuity contracts issued by the same (or an affiliated) insurer to the same Owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's annuity starting date, such as a partial withdrawal, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts. The Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) income through the serial purchase of annuity contracts or otherwise. In addition, there may be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity contract.

DIVERSIFICATION STANDARDS

To comply with the diversification regulations ("Regulations") issued under Code
Section 817(h), the Divisions will be required to diversify their investments. The Regulations generally require that on the last day of each quarter of a calendar year:

     1) no more than 55% of the value of each Division is represented by any one investment;

     2)   no more than 70% is represented by any two investments;

     3)   no more than 80% is represented by any three investments; and

     4)   no more than 90% is represented by any four investments.

With respect to each Division, a "look-through" rule applies which suggests that each Division of the Variable Account will be tested for compliance with the percentage limitations by looking through to the assets of the Portfolio in which that Division invests. All securities of the same issuer are treated as one investment. As a result of the 1988 Act, each government agency or instrumentality will be treated as a separate issuer for the purposes of these limitations.

In connection with the issuance of the temporary diversification regulations in 1986, the Treasury Department announced that such regulations did not provide guidance concerning the extent to which owners may direct their investments to particular divisions of a separate account without being considered the owners of the assets of the account. It is possible that regulations or revenue rulings may be issued in this area at some time in the future. It is not clear at this time what these regulations or rulings would provide. It is possible that if such regulations or rulings are issued, the Contract may need to be modified in order to remain in compliance. For these reasons, First ING Life reserves the right to modify the Contract, as necessary, to prevent the Owner from being considered the Owner of the assets of the Variable Account.

The Portfolios in which the Variable Account invests have provided certain assurances that they will meet the applicable diversification standards. However, in the case of a master feeder arrangement, we note that the Internal Revenue Service had not previously ruled that the "look-through" rule referenced above may be applied to both the feeder fund and the master fund in order to meet the diversification requirements of Code Section 817(h). Thus, in connection with the conversion of the Neuberger & Berman Advisers Management Trust into a master feeder structure effective May 1, 1995 (see "Facts about First ING Life and the Variable Account -- The Portfolios"), Neuberger & Berman Management Incorporated advised First ING Life that it applied for a private letter ruling from the Internal Revenue Service authorizing such a multiple look-through. On June 29, 1995, the Internal Revenue Service issued a favorable private letter ruling regarding the applicability of the "look-through" provisions of Internal Revenue Code Section 817(h) to the master feeder structure.


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

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


FIRST ING LIFE                                                                     2

THE ADMINISTRATOR                                                                  2

PERFORMANCE INFORMATION                                                            2

SEC YIELD FOR THE DIVISION INVESTING IN THE FIDELITY VIP MONEY MARKET PORTFOLIO    2
SEC STANDARD AVERAGE ANNUAL TOTAL RETURN FOR NON-MONEY MARKET DIVISIONS            3
ACCUMULATION UNIT VALUE                                                            3
DETERMINATION OF ANNUITY PAYOUTS                                                   4

IRA INCOME PROGRAM                                                                 6

OTHER INFORMATION                                                                  6

FINANCIAL STATEMENTS                                                               7


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                                  APPENDIX A

EXAMPLE 1:  HYPOTHETICAL ILLUSTRATION OF SYSTEMATIC INCOME PROGRAM WITHDRAWALS

The following example illustrates how Systematic Income Program partial withdrawals would work if you elected a monthly withdrawal program with the maximum monthly income payment percentage of 1.25% of Accumulation Value, based on hypothetical Accumulation Values as shown:

                    Accumulation Value        Systematic Income
           Month   At Time of Withdrawal  Program Withdrawal Amount
          -------  ---------------------  -------------------------

             1           $8,500.00                 $106.25
             2           $8,425.00                 $105.31
             3           $8,700.00                 $108.75
             4           $8,150.00                 $101.87
             5           $7,900.00                 $ 98.75

Because the fifth monthly Systematic Income Program withdrawal amount would be less than $100 (and is based on the maximum monthly percentage of 1.25%), the Systematic Income Program would be canceled after this withdrawal, and no withdrawal would be made for the sixth and subsequent months.

For additional information about the Systematic Income Program, see Systematic Income Program, page 29.

EXAMPLE 2:  HYPOTHETICAL ILLUSTRATION OF A SERIES OF DEMAND WITHDRAWALS

The following example illustrates how we would determine the surrender charge (and the amounts that could be withdrawn without a surrender charge) and the partial withdrawal transaction charge for a hypothetical series of three demand withdrawals made in the third Contract Year.

For example, assume that:

     1) An Owner has made an initial Purchase Payment of $30,000 to a Contract;

     2) The Owner has not subsequently made any additional Purchase Payments to the Contract;

     3) The Owner has not taken any partial withdrawals during the first two Contract Years; and

     4) The Accumulation Value of the Contract as of the second Contract Anniversary is $34,000.

The surrender and partial withdrawal transaction charges associated with each of the following three hypothetical demand withdrawals would therefore be as follows:


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                                      45
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


                                          First Gross        Second Gross       Third Gross
                                          Demand Withdrawal  Demand Withdrawal  Demand Withdrawal
                                          -----------------  -----------------  -----------------
1) Hypothetical Accumulation Value              $34,200            $33,000/1/         $29,400/2/
   Before Demand Withdrawal

2) 15% Of The Accumulation Value As Of          $ 5,100            $ 3,100/3/         $     0/4/
   The Last Contract Anniversary (Less
   Any Gross Partial Withdrawals Already
   Made During The Contract Year That Are
   Not Considered To Be Withdrawals Of
   Purchase Payments)

3) Amount Of Accumulation Value                 $ 4,200/5/         $ 3,000/6/         $   400/7/
   Attributable To Earnings

4) Gross Demand Withdrawal Requested/8/         $ 2,000            $ 4,000           $  3,000

5) Amount Withdrawn Attributable To Any         $ 2,000            $ 3,000           $    400
   Earnings In The Contract

6) Amount Withdrawn Attributable To             $     0            $     0           $      0
   Purchase Payments Held For At Least
   Five Full Contract Years Since The
   Contract Anniversary At The End Of The
   Contract Year In Which The Purchase
   Payment Was Made

7) Amount Withdrawn Attributable To The         $     0            $   100           $      0
   Amount By Which 2) Exceeds 3)

8) Amount Withdrawn Attributable To Any         $     0            $   900           $      0
   Purchase Payments Remaining On A
   First-In, First-Out Basis

9) Surrender Charge                             $     0            $    45           $    130
   [8) Multiplied By 5%, The
   Applicable Surrender Charge
   Percentage For Surrenders Of
   Purchase Payments Made During The
   Contract Year.]

10)Partial Withdrawal Transaction               $     0            $    25           $     25
   Charge

11)Amount Of Net Demand Withdrawal [4)          $ 2,000            $ 3,930           $  2,845
   Minus 9) Minus 10)]

For more information, see Demand Withdrawal Option, page 29, and The Amount You May Withdraw Without a Surrender Charge, page 30.

______________________



/1/ Accumulation Value after the First Net Demand Withdrawal ($32.200) plus any
    Earnings since that time, assumed to be $800.

/2/ Accumulation Value after the second Net Demand Withdrawal ($29,000) plus any
    Earnings since that time, assumed to be $400.

/3/ $5,100 minus $2,000, the amount of Gross Partial Withdrawals already made during the Contract Year that are not considered to be withdrawals of Purchase Payments.

/4/ $5,100 minus $2,000 minus $3,100, the amount of Gross Partial Withdrawals already made during the Contract Year that are not considered to be withdrawals of Purchase Payments.

/5/ Current Accumulation Value ($34,200) minus amount of initial Purchase
    Payment ($30,000).

/6/ Cumulative Earnings remaining after the first Demand Withdrawal ($2,200) plus the Earnings since that time, assumed to be $800.

/7/ Cumulative Earnings remaining after the first and second Demand Withdrawals
    ($0) plus the Earnings since that time, assumed to be $400.

/8/ We would deem the Gross Demand Withdrawal to be made in the following order --5), 6), 7) and 8) -- for purposes of determining the amount of any surrender charge. Withdrawals deemed to be taken from 5), 6) or 7) are not subject to a surrender charge.

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

EXAMPLE 3:  HYPOTHETICAL ILLUSTRATION OF A FULL SURRENDER

The following example illustrates how we impose the surrender charge and administrative charge on full surrenders to arrive at the Cash Surrender Value.

For example, assuming that:

     1) An Owner has made an initial Purchase Payment of $30,000 to a Contract; and

     2) The Owner has not made any additional Purchase Payments to the Contract;

The Owner's Cash Surrender Value would be as follows, based on hypothetical Accumulation Values, if the Contract were surrendered at the end of the applicable time periods:


If You
Surrender Your      Hypothetical                Purchase    Surrender                                 Cash
Contract in         Accumulation    Earnings    Payment     Charge       Surrender   Administrative   Surrender
Contract Year       Value           Withdrawal  Withdrawn   Percentage   Charge      Charge           Value
-------------       -----           ----------  ---------   ----------   ------      ------           -----

1                   $31,000         $ 1,000      $30,000     7%           $2,100       $30             $28,870
3                   $40,000         $10,000      $30,000     5%           $1,500       $30             $38,470
6                   $60,000         $30,000      $30,000     2%           $  600       $30             $59,370
8                   $70,000         $40,000      $30,000     0%           $    0       $30             $69,970


For more information, see Surrender Charge, page 34, and Administrative Charge, page 34.


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                                   APPENDIX B

PERFORMANCE INFORMATION

We may advertise certain performance related information for the Divisions of the Variable Account, including yields and average annual total return. Certain Portfolios have been in existence prior to the commencement of the offering of the Contract described in this prospectus. We may advertise the performance of the Divisions that invest in these Portfolios for these prior periods. The performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods using current charges and expenses.

Performance information for a Division of the Variable Account may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Index ("S & P 500"), the Dow Jones Industrial Average ("DJIA"), the Shearson/Lehman Intermediate Government/Corporate Bond Index, the Shearson/Lehman Long-Term Government/Corporate Bond Index; the Donoghue Money Fund Average, the U.S. Treasury Note Index, or other indices measuring performance of a pertinent group of securities so that investors may compare that Division's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Variable Annuity Research Data Service ("VARDS") or Morningstar, Inc. -- three widely used independent research firms which rank mutual funds and other investment companies by overall performance, investment objectives, and assets -- or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; and (iii) the Consumer Price Index (as a measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to:
Lipper, VARDS, Morningstar, Donoghue, magazines such as Money, Forbes, Kiplinger's Personal Finance Magazine, Financial World, Consumer Reports, Business Week, Time, Newsweek, National Underwriter, U.S. News and World Report, On Wall Street, Smart Money, Investment Advisor, Securities Industry Management, Life Insurance Selling, Financial Planning; rating services such as LIMRA, Value, Best's Agent Guide, Western Annuity Guide, Comparative Annuity Reports, and other publications such as The Wall Street Journal, Barron's, Investor's Daily, and Standard & Poor's Outlook.

Performance information for any Division of the Variable Account reflects only the performance of a hypothetical Contract under which the Division Accumulation Value is allocated to that Division during the particular time period on which the calculations are based. The performance information is based on historical results and is not intended to indicate past or future performance under an actual Contract.

Below are tables of total return for each Division of the Variable Account for the most recent one, five and ten years (or since inception of the underlying Portfolio if less than ten years). Below also are the 7-day yield and effective yield for the Division investing in the Fidelity VIP Money Market Portfolio.

The yield of the Division investing in the Fidelity VIP Money Market Portfolio refers to the income generated by an investment in the Division over a 7-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The effective yield calculation is similar, but when annualized, the income earned by an investment in the Division is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The yield and effective yield of this Division reflects the deduction of all charges, expenses and fees applicable to that Division but not the surrender charge, partial withdrawal transaction charge, excess transfer charge, or taxes on Purchase Payments. Yield and effective yield are calculated as shown in the Statement of Additional Information.

Quotations of the average annual total returns are based on the average percentage change in value of a hypothetical investment in the specific Division over a given period of one, five or ten years (or, if less, up to the life of the Portfolio.) They reflect the deduction of the surrender charge that would apply if an Owner terminated the Contract at the end of the period indicated, the


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

administrative charge, the mortality and expense risk charge and the asset-based administrative charge as well as fees and charges of the respective Portfolio. In addition, average annual total return quotations may also be accompanied by total return quotations, computed on the same basis as described above, except deductions will not include the surrender charge. Average annual total return is calculated as shown in the Statement of Additional Information.

The performance results shown in the following tables are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Owner.

Performance information should be considered in light of the investment objectives, characteristics and quality of the Portfolios in which that Division invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Divisions of the Variable Account, see the Statement of Additional Information.

Reports and promotional literature may also contain other information, including the ranking of any Division derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Morningstar, Inc., or by ratings services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria.

The Variable Account may also report other information, including the effect of tax-deferred compounding on a Division's investment returns, or returns in
general, which may be illustrated by tables, graphs, or charts.   All income and
capital gains derived from Division investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Division investment experience exceeds 1.40% on an annual basis over many years.

First ING Life is also ranked and rated by independent financial rating services, among which may include A. M. Best, Duff & Phelps, Moody's, Standard & Poor's and Weiss Research, Inc. The purpose of these ratings is to reflect the financial strength or claims-paying ability of First ING Life. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account.


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                                      49
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

PERFORMANCE CHART

The information below shows how the actual charges of a hypothetical contract held for specified time periods ending December 31, 1996, would affect the investment experience of the various Divisions available under the Contract.
The rates of return assume a $1,000 single purchase payment allocated to each individual Division and no taxes deducted from the Purchase Payment. The returns for a Contract that is not surrendered include all deductions for contract charges except the surrender charge. The returns for a Contract that is surrendered reflect all Contract costs -- including the surrender charge -- that would apply if the Contract were terminated at the end of the period indicated. (The maximum sales surrender charge on each payment is 7% the first year, decreasing 1% each year thereafter and equaling 0% after six years.) The maximum $30 annual administrative charge is reflected using a formula which allows this charge to be expressed as a percentage of the anticipated average Contract size. Because the anticipated average Contact account size is greater than $1,000, the expense effect of the annual administrative charge is reduced accordingly.

                                                    Total Average Annual Returns                   Total Average Annual Returns
                                                    Assuming Contract Not Surrendered               Assuming Contract Surrendered
------------------------------------------------------------------------------------------------------------------------------------

                                              Portfolio                      Shorter of                       Shorter of
                                              ---------                      10 Years or                      10 Years or
Division                                      Inception    1 Year   5 Years  Inception   1 Year    5 Years     Inception
--------                                      ---------    ------   -------  ---------   -------   --------    ---------

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
 Limited Maturity Bond Portfolio              09-10-84     2.75%     3.76%      5.12%    -4.25%     3.24%         5.12%
 Growth Portfolio                             09-10-94     7.52%     8.21%      9.82%     0.52%     7.77%         9.82%
 Partners Portfolio                           03-22-94    27.68%       N/A     20.01%    20.68%       N/A        18.70%
THE ALGER AMERICAN FUND
 Alger American Small
  Capitalization Portfolio                    09-21-88     2.63%     9.38%     18.50%    -4.37%     8.96%        18.49%
 Alger American MidCap Growth Portfolio       05-03-93    10.26%       N/A     22.32%     3.26%       N/A        21.68%
 Alger American Growth Portfolio              01-09-89    11.68%    14.94%     17.02%     4.68%    14.59%        17.02%
 Alger American Leveraged AllCap Portfolio    01-25-95    10.40%       N/A     39.39%     3.40%       N/A        37.09%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
 VIP Growth Portfolio                         10-09-86    13.01%    13.48%     13.49%     6.01%    13.12%        13.49%
 VIP Overseas Portfolio                       01-28-87    11.55%     7.53%      6.31%     4.55%     7.08%         6.31%
 VIP Money Market Portfolio*                  04-01-82     3.84%     2.98%      4.41%    -3.16%     2.45%         4.41%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
 VIP II Asset Manager Portfolio               09-06-89    12.91%     9.61%     10.06%     5.91%     9.19%        10.06%
 VIP II Index 500 Portfolio                   08-27-92    21.02%       N/A     15.39%    14.02%       N/A        14.96%
INVESCO VARIABLE INVESTMENT FUNDS, INC.
 INVESCO VIF - Total Return Portfolio         06-02-94    10.52%       N/A     12.28%     3.52%       N/A        10.65%
 INVESCO VIF - Industrial Income Portfolio    08-10-94    20.48%       N/A     19.64%    13.48%       N/A        18.00%
 INVESCO VIF - High Yield Portfolio           05-27-94    14.89%       N/A     12.28%     7.89%       N/A        10.66%
 INVESCO VIF - Utilities Portfolio            01-01-95    11.09%       N/A      9.28%     4.09%       N/A         6.50%
VAN ECK WORLDWIDE INSURANCE TRUST
 Worldwide Hard Assets Fund                   09-01-89     16.29%   12.87%   6.66%       9.29%     12.50%      6.66%


*The YIELD AND EFFECTIVE YIELD FOR THE DIVISION INVESTING IN THE FIDELITY VIP
 MONEY MARKET PORTFOLIO WAS 3.77% AND 3.84%, RESPECTIVELY, AS OF DECEMBER 31, 1996.

The above performance figures reflect past performance only. They neither guarantee nor predict future investment results under a Contract. Actual rates of return and values will fluctuate, and you may have a gain or loss when money is withdrawn from the Contract. The Accumulation Values of the Contract will depend upon a number of factors, including what investment allocations you choose and the experience of the Divisions in which you invest.

--------------------------------------------------------------------------------
                                      50
 FING Exchequer

                                 APPENDIX C


                             DISCLOSURE STATEMENT
                  FIRST ING LIFE INSURANCE COMPANY OF NEW YORK
                               EXCHEQUER ANNUITY
            PROTOTYPE VARIABLE INDIVIDUAL RETIREMENT ANNUITY ACCOUNT

1.   What is an IRA?

     An IRA is intended to enable you to plan for your retirement by creating a personal "retirement plan" subject to certain federal income tax advantages, including, in some cases, a tax deduction for contributions. In addition, any earnings on your IRA will not be subject to federal income tax until you actually begin to receive a distribution from your account. The state income tax treatment of your account may differ, and details should be available from your state taxing authority or your own tax adviser. As with most other laws that provide special tax treatment, there are certain restrictions and limitations involved with respect to your IRA.

2. What if I establish an Individual Retirement Annuity (IRA) Account and then change my mind?

     You may revoke your IRA account at anytime and are entitled to a full refund of any amount you have contributed to this account if you revoke the account before the end of the 10th day following the day you execute the account. The period of time during which you may revoke the account is called the "Free Look" period. You may revoke the account in writing by mailing or delivering a written notice of your intent to revoke on or before the 10th day after the day you execute the account. Your notice must be postmarked on or before the 10th day after the day you executed the account. To revoke the account, mail or deliver the revocation to:

            First ING Life Insurance Company of New York
            Customer Service Center
            P.O. Box 173778
            Denver, Colorado  80217-3778
            1-800-249-9099

3.   How may I make contributions to my IRA?

     You may make annual contributions to your IRA from your own earnings, or those of your spouse if you are not employed, or you may make special rollover contributions of distributions from other qualified retirement plans, including other IRAs. In addition, your employer may establish for you an IRA known as a "Simplified Employee Pension" (SEP) plan.

4.   How much may I contribute annually?

     You may contribute annually up to 100% of your compensation or earnings from self-employment, up to a maximum of $2,000. If your spouse is not employed, he or she may open a separate IRA. The combined total that may be contributed to both IRAs is the lesser of 100% of your compensation or earnings from self-employment, or $4,000. You may divide your contribution between the IRAs in any way, provided that no more than $2,000 is contributed to either IRA for any year. (You and your spouse must file a joint return in order to establish a spousal IRA.) In the case of a SEP, your employer may contribute annually up to 15% of your compensation, to a maximum of $30,000. If you participate in a SEP, you may also establish your own IRA. Rollover contributions are not subject to the annual limits.

5.   How much of my annual contribution may I deduct?

     The amount of your deduction depends on whether you or your spouse are covered by a retirement plan at work including a SEP, and on your level of income. Whether you are covered by a retirement plan at work will be reported on your Form W-2. For any year before you turn 70-1/2, if you are not covered by a retirement plan at work, you may deduct the entire amount of your IRA (and spousal IRA) contributions (up to the maximum contribution limits). However, if you are covered by a retirement plan at work, the amount of your IRA contribution that you may deduct depends upon your income for federal tax purposes. If your "modified adjusted gross income" shown on your tax return exceeds certain levels ($25,000 if single, $40,000 if married filing jointly), your deduction may be limited or eliminated (above $35,000 if single, $50,000 if married filing jointly). These rules are quite complicated. Refer to IRS Publication 590, or 560 regarding SEPs, or consult your tax advisor for further detail. Even if your deduction is limited, you may still contribute to your IRA, up to your maximum contribution limit, on a nondeductible basis.

6.   When may I contribute?

     You may make your regular IRA contribution for any year not later than the due date for filing your tax return for the year (not including extensions). However, rollover IRA contributions are subject to special limitations on timing discussed below.

7.   What if I contribute too much?

     There is a 6% penalty tax on any amount you contribute to your IRAs in excess of your annual contribution limit (except in the case of a rollover contribution). This may happen, for example, if you contribute to more than one IRA or contribute during or after the year in which you turn 70-1/2. The 6% penalty for any "excess contribution" applies for each year until the excess amount is withdrawn or used up. If the excess contribution is withdrawn before you are required to file your tax return for the year in which it was made, there will be no penalty, although you will have additional tax on any earnings on the excess amount. Excess contributions for one year may be carried forward and deducted in the next year but the 6% penalty will apply.

8.   Who may establish a First ING Life Insurance Company of New York (First ING
     Life) Individual Retirement Annuity Account?

     A First ING Life Individual Retirement Annuity Account may be established by any individual over age 18.

9.   What is a rollover contribution?

     A rollover contribution is a special contribution method that allows you to avoid immediate taxation on a qualifying distribution from a retirement plan or an IRA. However, the rollover contribution must satisfy the definition of "Eligible Rollover Distribution." See paragraph 10, below, for requirements.

     Generally, any distribution that you receive from a qualified plan will qualify as an Eligible Rollover Contribution unless the distribution represents (1) a required minimum distribution or (2) one of a series of equal payments to you for life (or over your life expectancy or the combined life expectancies of you and your beneficiary). You cannot roll over a distribution of contributions you made to your employer's plan, except for voluntary deductible contributions or pre-tax contributions made by you to a 401(k) plan. (Voluntary deductible contributions were special contributions available before 1987.) You may request that your employer transfer all or any part of your Eligible Rollover Distribution directly to your IRA under a "Direct Rollover Option."

     If you have attained age 70-1/2, you may not roll over a distribution made if the distribution was required under Code Section 401(a)(9).

     If you inherit an individual retirement account, it is not eligible for rollover into another IRA.

     Within 60 days from the date the distribution is received, all or part of the distribution, except any nondeductible contributions you have made to a qualified plan, may be put into an IRA.

     Assets of one IRA may be rolled over tax free into another IRA. However, once an IRA has been rolled over, it may not be rolled over again into another IRA for one year.

10.  What is a "Direct Rollover Option"?

     If you elect to have your Eligible Rollover Distribution paid directly to you before you make a rollover contribution to your IRA, your employer will be required to withhold 20% of the Eligible Rollover Distribution to be applied as a credit toward your income taxes for the year (you may later be entitled to a tax refund with respect to some or all of the withheld amount). Accordingly, the amount available to be rolled over to your IRA will be reduced by 20%, unless you choose to make it up from other available funds. If you do not make up the difference, the amount withheld will be treated as a taxable distribution to you. In order to avoid this dilemma, you may instead request that your employer transfer all or any part of your Eligible Rollover Distribution directly to your IRA as a "Direct Rollover Option." The 20% withholding tax does not apply to any amount that is transferred to your IRA under the Direct Rollover Option. Your employer will provide you with information as to how to elect the Direct Rollover Option, sometimes called a trustee-to-trustee transfer. Any part of your Eligible Rollover Distribution not transferred by you or your employer as a rollover must be reported by you as ordinary income in the taxable year in which it is received. However, certain special tax treatments like lump sum averaging may apply.

11. How do the rollover rules apply to a spouse in the event of death or divorce?

     If you receive an Eligible Rollover Distribution as a death benefit from a qualified retirement plan in which your spouse participated, you may make a rollover contribution of all or any portion of the distribution in the same manner that your spouse may have elected. However, your IRA may not be treated as a "conduit IRA" (see below) which you may later roll over into another qualified plan. If you receive an Eligible Rollover Distribution from your spouse's qualified retirement plan under a "qualified domestic relations order" in connection with a divorce, you will be eligible to use the rollover rules in the same manner as your ex-spouse.

12.  What is a "conduit" IRA?

     If you receive an Eligible Rollover Distribution from your employer's qualified retirement plan and want to roll it over into another qualified retirement plan of your new employer, but are not yet eligible to participate in the new plan, you may roll over the distribution into an IRA (subject to all of the rollover rules summarized above) and, when you are finally eligible to participate in your new employer's plan, you may roll over the amount from your IRA. In order to qualify your IRA as a conduit IRA, you may not make regular annual contributions to the IRA or make any other rollover contribution that will not later be eligible for rollover into your new employer's plan. Instead, you should establish separate IRAs.

13.  What will happen to my contribution?

     Your contribution will be used to purchase a deferred variable annuity Contract from First ING Life Insurance Company. Your interest in the Contract is nonforfeitable and nontransferable.

14. What happens if I borrow on the Contract or invest part of my IRA in collectibles?

     If you borrow on the Contract or pledge the Contract or your benefits under the Contract as security for a loan, your IRA will cease to be qualified and the value of your Contract will have to be included in your income for that year for tax purposes. If you are under age 59-1/2, your federal income tax also will be increased by a penalty equal to 10% of the value of the Contract that is included in your income. If you invest any part of an IRA in collectibles, it will be considered a distribution in the amount of the cost of the collectible.

15.  Is there any other way I can endanger the qualification of my IRA?

     If you or your beneficiaries commit a prohibited transaction with respect to your IRA assets under the plan, your IRA will be disqualified with the same result and penalty described in Question 14. Borrowing money on your annuities is an example of a prohibited transaction.

16.  How are distributions made from an IRA?

     Distributions are made in a single lump sum payment, in annuity payments for your life, in annuity payments for the joint lives of you and your beneficiary, or in annuity payments for a period certain.

17.  When do distributions begin?

     Distributions must begin not later than the first day of April following the calendar year in which you reach age 70-1/2. Distributions should not begin before you reach age 59-1/2 unless you die, are disabled, or ask First ING Life for a distribution so you can transfer the value of your Contracts to another plan.

18.  What happens if I take a distribution before I reach age 59-1/2?

     Unless you are disabled or die or unless the distribution is an eligible rollover and is rolled over into another plan within 60 days, the distribution will be included in your income for the year you received it and you will be subject to a penalty tax equal to 10% of the value of the distribution.

19.  What constitutes disability under the Contract?

     Under the Contract, disability means an inability to engage in any substantial gainful activity because of a physical or mental impairment that can be expected to result in death or to be of long and indefinite duration. Your disability for purposes of the Contract must be determined by a competent physician and proof must be furnished to First ING Life.

20.  Are there any other tax penalties to which my IRA can be subjected?

     A penalty tax of 50% is attached if distribution is not commenced by the required date under the law and under the distribution provisions of the plan. The recipient of the distribution must pay this penalty tax. A penalty tax of 50% also is imposed if a certain minimum level of distributions is not maintained. Once you reach age 70-1/2, the minimum amount that is required to be distributed each year is equal to the remaining balance of your account divided by the remaining number of years of your life expectancy or the life expectancies of you and your beneficiary. If First ING Life is unable to make distribution because it cannot locate you or your beneficiary, First ING Life may automatically treat your IRA as if a distribution had been made and issue a W-2.

     You may also be subject to a penalty tax of 15% if you receive total distributions in any year from all of your IRAs and all other qualified retirement plans in which you participate in excess of certain limitations (currently $150,000 for annual annuity payments, $750,000 for lump sums, but these amounts may be increased for future inflation).

21.  What if I die?

     If you die after distribution has begun, the remaining interest, if any, will be distributed at least as rapidly as the distribution method used prior to your death.

     If you die before distribution begins, your entire interest will be distributed as follows:

     a. Within five years after the date of your death.

     b. If payable to your beneficiary and you have not elected payment in a single lump sum, your interest will be paid over the life of your beneficiary or a period certain not longer than the life expectancy of your beneficiary beginning no later than one year after the date of your death.

     c. If your beneficiary is your surviving spouse, your spouse may elect to receive payments for life or over a period certain not exceeding the life expectancy of your surviving spouse. The payment may begin on any date prior to the date you would have reached age 70-1/2. The surviving spouse may accelerate these payments at any time.

     d. If your beneficiary is your surviving spouse, your spouse may treat the account as his own individual retirement arrangement.

22.  What are the federal income tax aspects of my distribution?

     Retirement funds accumulated in an IRA are taxable to you when distributed as described below. The special qualifying lump sum distribution treatment afforded to distributions from certain types of retirement plans is not available for an IRA distribution. This rule applies even if the original contribution to the IRA was a rollover contribution that would have qualified for special treatment if you had not rolled the lump sum distribution over into an IRA.

     Because nondeductible IRA contributions are made using income that has already been taxed, the portion of an IRA distribution consisting of nondeductible contributions will not be taxed again when received by you. If you make any nondeductible IRA contributions, each distribution from your IRA will consist of a nontaxable portion (return of nondeductible contributions) and a taxable portion (return of deductible contributions, if any, and account earnings).

     You must maintain your own records of your nondeductible contributions in order to avoid double taxation upon distribution.

     Thus, you may not take a distribution that is entirely tax-free. The following formula is used to determine the taxable portion of your distributions for a taxable year:

       Remaining
       Nondeductible                            Total                Nontaxable
       Contributions                 X      Distributions  =      Distributions
      Year-end Total IRA                    (for the year)       (for the year)
      Account Balances

     To figure the year-end total IRA account balance, you treat all of your IRAs as a single IRA. This includes all regular IRAs, as well as Simplified Employee Pension (SEP) IRAs, and Rollover IRAs. You also add back the distributions taken during the year.

     Example: An individual makes the following contributions to his or her
     IRAs:


        Year            Deductible            Nondeductible
        ----            ----------            -------------
        1991              $2,000
        1992               1,800
        1993               1,000                  $1,000
        1994                 600                   1,400
        ----            ----------            -------------
                          $5,400                  $2,400

Deductible Contributions:                         $5,400
Nondeductible Contributions:                                              $2,400
Earnings on IRAs:                                                         $1,200
Total Account Balance of IRAs as of 12/31/94
 (including distributions in 1995)                                        $9,000


     In 1995 the individual takes a distribution of $3,000. The total account balance in the IRAs on 12/31/95 including 1995 distributions is $9,000. The nontaxable portion of the distributions for 1995 is figured as follows:

      Total nondeductible contributions                $2,400

      Total account balance in the IRAs                $9,000 x $3,000 = $800
          times distributions

     Thus $800 of the $3,000 distribution in 1995 will not be included in the individual's taxable income. The remaining $2,200 will be taxable for 1995.

23.  Can I terminate my IRA?

     You may terminate your IRA at any time by notifying First ING Life Insurance Company of New York in writing that the Contract is to be terminated.

24. Has the First ING Life Individual Retirement Annuity been approved by the Internal Revenue Service?

     The First ING Life Individual Retirement Annuity has been approved as to form by the Internal Revenue Service. Approval as to form by the IRS of an IRA does not represent a determination of the merits of investing in the IRA.

25.  Must I file anything with the IRS?

     If you make nondeductible IRA contributions in any year, you must report the amount of such contributions on Form 8606 filed with your tax return for the year. In addition, you must file Form 5329 for any year in which you have made an excess contribution, received a premature distribution subject to the 10% excise tax, or received an insufficient or excess distribution.

26.  Where can I get additional information?

     Additional information can be obtained from any District Office of the Internal Revenue Service.

27. If I make contributions to my IRA, how will it be determined how much I will have accumulated by the time I retire or if I decide to withdraw my funds during the first five years?

     The amount of your Accumulation Value is determined by the contributions you have made, withdrawals taken, administrative charges, the investment performance of the Divisions in which your funds are invested, mortality and expense risk charges, and transaction charges which may be incurred as a result of a requested transaction. Due to the variable nature of the Contract, the amount of your Accumulation Value may increase or decrease on any day, and the growth in value of the account is neither guaranteed nor projected.

     For this variable annuity, assuming you make (1) level annual contributions in the amount of $1,000 on the first day of each Contract year, (2) a rollover contribution of $1,000 on the first day of the year and no other contributions, or (3) a rollover contribution of $1,000 on the first day of each year, an annual administrative charge in the amount of $30 will be deducted from your Accumulation Value at the end of each Contract year. The amount of each annual contribution is added to your Accumulation Value and invested in the options which you have selected.

     Each investment Division of the Variable Account will experience a unique rate of return based upon the underlying mutual funds in which it is invested. A daily charge is deducted from the amount of your Accumulation Value which is invested in the Variable Account to compensate First ING Life for mortality and expense risks we assume under the Contract as well as to cover administrative costs associated with this Contract. This daily charge is at the rate of 0.003836% (equivalent to an annual rate of 1.40%) on the assets in the Divisions of the Variable Account.

     The Cash Surrender Value is the amount of money which is available to you at any time upon a surrender of the Contract. The amount of your Cash Surrender Value is your Accumulation Value less surrender charges, taxes and the administrative charge of $30. An explanation of each of these charges follows.

         Surrender Charge

         This charge is calculated as a percentage of the Purchase Payments withdrawn. The percentage is based on the number of anniversaries since the Contract year in which each payment was made.

              Anniversaries Since            Surrender Charge as a
              Purchase Payment               Percentage of Purchase
              Was Made                       Payment Withdrawn
                     0                               7%
                     1                               6%
                     2                               5%
                     3                               4%
                     4                               3%
                     5                               2%
                     6+                              0%

Taxes on Purchase Payments

     Some states and localities charge a tax on Purchase Payments. This tax can range from 0% to 3.5% of the Purchase Payment (5% for the Virgin Islands). The charge depends on the Annuitant's state of residence.

     Taxes on Purchase Payments are generally incurred as of the Annuity Date, and we deduct the charge for taxes on Purchase Payments from your Accumulation Value as of the Annuity Date. Some jurisdictions impose a tax on Purchase Payments at the time the Purchase Payments are paid, regardless of the Annuity Date. In those states, our current practice is to advance the payment of your taxes on Purchase Payments and charge it against your Accumulation Value either upon surrender of the Contract, payment of Death Proceeds, or upon the Annuity Date. We reserve the right to deduct any state and local taxes on Purchase Payments from your Accumulation Value at the time such tax is due.

     Excess Transfer Charge

     We allow you 12 free transfers among Divisions per Contract Year during the Accumulation Period. For each additional transfer, we will charge you $25 at the time each transfer is processed.

     After the Annuity Date, only four transfers each Contract Year are allowed, and no transfer charge will be deducted.

The above represents a brief summary of the tax consequences of maintaining an IRA. For more information, consult your personal tax advisor or refer to Publication 590, or 560 regarding SEPs, which is available on request from the Internal Revenue Service.

                      STATEMENT OF ADDITIONAL INFORMATION


                        THE EXCHEQUER VARIABLE ANNUIT
                    A FLEXIBLE PREMIUM DEFERRED COMBINATION
                      FIXED AND VARIABLE ANNUITY CONTRACT
                                   ISSUED BY

                 FIRST ING LIFE INSURANCE COMPANY OF NEW YORK
                                      AND
                      FIRST ING LIFE SEPARATE ACCOUNT A1



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE INFORMATION CONTAINED HEREIN SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE FIRST ING LIFE INSURANCE COMPANY OF NEW YORK EXCHEQUER DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACT WHICH IS REFERRED TO HEREIN.


THE PROSPECTUS SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS, SEND A WRITTEN REQUEST TO FIRST ING LIFE INSURANCE COMPANY OF NEW YORK, CUSTOMER SERVICE CENTER, OR TELEPHONE 1-800-249-9099.



                               TABLE OF CONTENTS

FIRST ING LIFE                                                                     2

THE ADMINISTRATOR                                                                  2

PERFORMANCE INFORMATION                                                            2

SEC YIELD FOR THE DIVISION INVESTING IN THE FIDELITY VIP MONEY MARKET PORTFOLIO    2
SEC STANDARD AVERAGE ANNUAL TOTAL RETURN FOR NON-MONEY MARKET DIVISIONS            3
ACCUMULATION UNIT VALUE                                                            3
DETERMINATION OF ANNUITY PAYOUTS                                                   4

IRA INCOME PROGRAM                                                                 6

OTHER INFORMATION                                                                  7

FINANCIAL STATEMENTS                                                               7


DATE OF PROSPECTUS: __________ ____,  1997




DATE OF STATEMENT OF ADDITIONAL INFORMATION: __________ ____, 1997

FIRST ING LIFE

First ING Life's parents include ING America Insurance Holdings, Inc., a Delaware corporation whose principal business is to act as the holding company for ING Groep, N.V.'s U.S. insurance companies.

First ING Life's indirect intermediate parents, ING Insurance International B.V. and ING Verzekeringen N.V., are Dutch insurance and financial corporations.

First ING Life's ultimate parent, ING Groep, N.V., is a Dutch insurance and financial corporation primarily engaged in banking and insurance services which include life and non-life insurance, life reinsurance, funds transfer services, savings plans, investments in securities and other capital market instruments, lending, mortgages, leasing, investment banking, debtor finance, debt conversion and international project management, property development, finance and management.

First ING Life acts as its own custodian for the Variable Account, and its affiliate, ING America Equities, Inc., is the principal underwriter and distributor of the Contracts in a continuous offering. The aggregate amount of underwriting commissions paid to the principal underwriter during the fiscal year ended December 31, 1996 was $50,855.

THE ADMINISTRATOR

Financial Administrative Services Corporation and its affiliate, Great-West Life & Annuity Insurance Company, have an Administrative Services Agreement with First ING Life. Financial Administrative Services Corporation or its affiliate, Great-West Life & Annuity Insurance Company, provide administrative services for all of First ING Life's variable annuity Contracts, such as Contract underwriting and issue, Owner service and the administration of the Variable Account.

PERFORMANCE INFORMATION

Performance information for the Divisions of the Variable Account, including the total return of the Divisions, may appear in reports or promotional literature to current or prospective Owners. Negative values are denoted by parentheses. Performance information for measures other than total return do not reflect surrender charges, which can have a maximum level of 7% of Purchase Payments, and any applicable tax on Purchase Payments, currently ranging from 0% to 3.5% (5% in the Virgin Islands).

See Appendix B, Performance Information, in the Prospectus for a discussion of the types of performance information that may be published for the Divisions.

SEC YIELD FOR THE DIVISION INVESTING IN THE FIDELITY VIP MONEY MARKET PORTFOLIO

The yield and effective yield figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Division at the beginning of the period, subtracting a charge reflecting deductions from the account, and dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day period by (365/7), with the resulting yield carried to the nearest hundredth of one percent. Effective yield is computed by compounding the unannualized base period return by using the formula:

             Effective Yield = [base period return + 1]/(365/7)/- 1

SEC STANDARD AVERAGE ANNUAL TOTAL RETURN FOR NON-MONEY MARKET DIVISIONS

Quotations of average annual total return for the Divisions of the Variable Account are expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of 1, 5 and 10 years (or, if less, up to the life of the Division), calculated pursuant to the following formula:












________________________________________________________________________________

     P(1 + T)/n/ = ERV

Where:

     [P] equals a hypothetical initial Purchase Payment of $1,000

     [T] equals the average annual total return

     [n] equals the number of years

     [ERV] equals the ending redeemable value of a hypothetical $1,000 Purchase Payment made at the beginning of the period (or fractional portion thereof).

Fees that vary with the size of the account are included assuming an account size equal to the Division's mean (or median) account size. The SEC requires that an assumption be made that the Owner surrenders the entire Contract at the end of the 1, 5 and 10 year periods (or, if less, up to the life of the Division) for which performance is required to be calculated. This assumption may not be consistent with the typical Owner's intentions in purchasing a Contract and may adversely affect advertised or quoted returns.

ACCUMULATION UNIT VALUE

The calculation of the Accumulation Unit Value ("AUV") is discussed in the Prospectus under Division Accumulation Value of each Division of the Variable Account. The following illustrations show a calculation of a new AUV and the purchase of Accumulation Units (using hypothetical examples):

 ILLUSTRATION OF CALCULATION OF ACCUMULATION UNIT VALUE
 1)  AUV for the Division at the end of the preceding Valuation Period                      $5.00000000

 2)  Net asset value per share of the Portfolio at the end of preceding Valuation Period    $     25.00

 3)  Net asset value per share of the Portfolio at the end of current Valuation Period      $     25.50
 4)  Dividends and capital gains declared and reinvested in the Portfolio
       during the current Valuation Period                                                  $      0.55

 5)  Charge for taxes per share in the Portfolio during the current Valuation Period        $      0.05

 6)  Gross investment return factor = [3) plus 4) minus 5)] divided by 2)                    1.04000000

 7)  Less daily mortality and expense risk charge                                            0.00003425

 8)  Less daily asset based administrative charge                                            0.00000411

 9)  Accumulation Experience Factor for the current Valuation
       Period = 6) minus 7) minus 8)                                                         1.03996164

10)  AUV for the Division at the end of the current Valuation Period = [1) times 9)]        $5.19980822

11)  Net Rate of Return for the Division during the current Valuation
       Period = [9) minus 1) times 100]                                                        3.996164%

 ILLUSTRATION OF PURCHASE OF UNITS (ASSUMING NO STATE TAX ON PURCHASE PAYMENTS)
 1)  Purchase Payment                                                                       $    100.00

 2)  AUV for the Division on the effective date of purchase (see above example)             $5.00000000

 3)  Number of Accumulation Units purchased = [1) divided by 2)]                              20.000000

 4)  AUV for the Division on the Valuation Date following purchase (see above example)      $5.19980822

 5)  Value of the Accumulation Units in the Division for the Valuation Date
       following purchase = [3) times 4)]                                                   $    104.00










________________________________________________________________________________

DETERMINATION OF ANNUITY PAYOUTS

For Variable Annuity Payouts, you have the option of electing either a 3% or 5% Benchmark Total Return. The rate is elected at the same time the Variable Annuity Payout is elected and may not be changed after the Annuity Date. Compared to a 3% Benchmark Total Return, electing the 5% Benchmark Total Return would mean a higher initial payment but more slowly rising or more rapidly falling subsequent payments if actual investment experience varied from 5%. If the actual investment rate is at the annual rate of 3% or 5%, the Annuity Payouts will be level if you elected either 3% or 5%, respectively.

As of the Annuity Date, any Division Accumulation Value invested in the Guaranteed Interest Division will be allocated among the Divisions of the Variable Account in the same proportion that the Division Accumulation Value of each Division of the Variable Account bears to the total Division Accumulation Value of all the Divisions of the Variable Account.

The first Variable Annuity Payout for each Division of the Variable Account will be the amount that the Proceeds will provide as of the close of business on the Valuation Date immediately preceding the Supplementary Contract Effective Date at the Benchmark Total Return chosen. If you have elected to receive payouts less frequently than monthly, the payout amount is then adjusted according to the factors in the Payouts Other Than Monthly section in the prospectus.

The initial number of Annuity Units for a Division of the Variable Account is calculated by dividing the payout amount of that Division by the Annuity Unit Value of that Division as of the Supplementary Contract Effective Date. The number of Annuity Units for a Division of the Variable Account does not change throughout the Annuity Period unless a transfer is made between Divisions of the Variable Account or, if a Combination Annuity Payout is selected, an increase in allocation from the Variable Annuity Payout to the Fixed Annuity Payout is made. The total Variable Annuity Payment is the sum of the Variable Annuity Payouts from all Divisions of the Variable Account.

Variable Annuity Payouts, after the first payout, vary in amount with the investment experience of the Divisions of the Variable Account. The dollar amount of each Variable Annuity Payout after the first payout is calculated by adding the amount due for each Division of the Variable Account. The amount due for each Division equals:

1)   The number of Annuity Units for that Division; multiplied by

2) The Annuity Unit Value for that Division for the Valuation Period for which each payout is due.

The dollar amount of each Annuity Payout after the first payout will not be affected by variations in our expenses or mortality experience.

The Annuitant or Beneficiary may transfer all or a portion of the Annuity Units in a Division of the Variable Account to another Division of the Variable Account. After the transfer, the number of Annuity Units in the Division of the Variable Account from which you are transferring will be reduced by the number of Annuity Units transferred. The number of Annuity Units in the Division of the Variable Account to which the transfer is made will be increased by the number of Annuity Units transferred multiplied by:

1) The value of an Annuity Unit in the Division of the Variable Account from which the transfer is made; divided by

2) The value of an Annuity Unit in the Division of the Variable Account to which the transfer is made.

ANNUITY UNIT VALUE

We use an Annuity Unit Value to calculate the Variable Annuity Payouts. The Annuity Unit Value for any later Valuation Period is:

1) The Annuity Unit Value for each Division as of the last prior Valuation Period multiplied by the Annuity Experience Factor for that Division for the Valuation Period for which the Annuity Unit Value is being calculated; divided by

2) An interest factor based on the Benchmark Total Return selected. (This is done to neutralize the Benchmark Total Return.)










--------------------------------------------------------------------------------

ANNUITY EXPERIENCE FACTOR

For each Division of the Variable Account, the Annuity Experience Factor reflects the investment experience of the Portfolio in which that Division invests and the charges assessed against that Division for a Valuation Period. The Annuity Experience Factor is calculated as follows:

1) The net asset value of the Portfolio in which that Division invests as of the end of the current Valuation Period; plus

2) The amount of any dividend or capital gains distribution declared and reinvested in that Portfolio during the current Valuation Period; minus

3)   A charge for taxes, if any.

4) The result of 1), 2) and 3), divided by the net asset value of that Portfolio as of the end of the preceding Valuation Period; minus

5) The daily equivalent of the Variable Account Annual Expenses shown in the Contract Schedule for each day in the current Valuation Period.

HYPOTHETICAL EXAMPLES

The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of several variable Annuity Payments based on one Division.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

 1)  Annuity Unit Value for the Division at    $10.00000000
     the end of the preceding Valuation
     Period

 2)  Net asset value per share of the          $      25.00
     Portfolio at the end of preceding
     Valuation Period

 3)  Net asset value per share of the          $      25.50
     Portfolio at the end of current
     Valuation Period

 4)  Dividends and capital gains declared      $       0.55
     and reinvested in the Portfolio during
     the current Valuation Period

 5)  Charge for taxes per share in the         $       0.05
     Portfolio during the current Valuation
     Period

 6)  Gross investment return factor = [3)        1.04000000
     plus 4) minus 5)] divided 2)

 7)  Less daily mortality and expense risk       0.00003425
     charge

 8)  Less daily asset based administrative       0.00000411
     charge

 9)  Annuity Experience Factor for the           1.03996164
     current Valuation Period = [6) minus 7)
     minus 8)]

10)  Daily factor to compensate for              1.00008099
     Benchmark Total Return of 3%

11)  Adjusted Annuity Experience Factor for      1.03987743
     the current Valuation Period = [9)
     divided by 10)]

12)  Annuity Unit Value at the end of the       10.39877428
     current Valuation period = [1) times
     11)]












________________________________________________________________________________

     ILLUSTRATION OF VARIABLE ANNUITY PAYMENTS (ASSUMING NO PREMIUM TAX IS
                                  APPLICABLE)

 1)  Number of Accumulation Units at Annuity       1,000.00
     Date

 2)  Accumulation Unit Value                    12.55548000

 3)  Adjusted Contract value = [1) times 2)]   $  12,555.48

 4)  First monthly annuity payment per         $       9.63
     $1,000 of adjusted Contract Value

 5)  First monthly annuity payment = [3)       $     120.91
     times 4) divided by 1,000]

 6)  Annuity Unit Value                         10.39877428

 7)  Number of Annuity Units = [5) divided      11.62726194
     by  6)]

 8)  Assume Annuity Unit Value for second       10.50000000
     month payment equals

 9)  Second monthly annuity payment = [7)      $     122.09
     times 8)]

10)  Assume Annuity Unit Value for third        10.60000000
     month payment equals

11)  Third monthly annuity payment = [7)       $     123.25
     times 10)]

IRA INCOME PROGRAM

If the Owner has an IRA Contract, we will provide payout of amounts required to be distributed by the Internal Revenue Service unless the minimum distributions are otherwise satisfied.

You may either provide us with the minimum required distribution, or we will determine the amount that is required to be distributed from your Contract each year based on the information you give us and various choices you make. The minimum dollar amount of each distribution is $100. For purposes of calculating the minimum distribution amount, all demand withdrawals, Systematic Income Program partial withdrawals, and Annuity Payouts must be summed between IRA required distribution payout dates to determine if the minimum distribution amount has been met through these other distributions. If there have been sufficient distributions made from the Contract during the calendar year, no further distributions will be made for that year. If there have not been sufficient distributions made from the Contract during the calendar year, the remaining minimum distribution amount will be paid to the Owner. At any time while minimum distributions are being made, if your Cash Surrender Value falls below $2,000, we will cancel the Contract and send you the amount of the Cash Surrender Value.

First ING Life provides the Owner with the IRA Disclosure Statement which is attached to the Prospectus as Appendix C. The Owner specifies whether the withdrawal amount will be based on a life expectancy calculated on a single life basis (Owner's life only) or, if the Owner is married, on a joint life basis (Owner's and spouse's life combined).

First ING Life calculates a required distribution amount each year based on the Code's minimum distribution rules. We do this by dividing the Accumulation Value as of December 31 of the prior year by the life expectancy. The life expectancy is recalculated each year unless otherwise elected. Special minimum distribution rules govern payouts if the Beneficiary is other than the Owner's spouse and the Beneficiary is more than ten years younger than the Owner.

OTHER INFORMATION

Registration statements have been filed with the Securities and Exchange Commission, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the registration statements, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

Ernst & Young LLP, independent auditors, 370 17th Street, Suite 4300, Denver, CO 80202, performs annual audits of the financial statements of First ING Life and the financial statements of the First ING of New York Separate Account A1. The financial statements of First ING Life, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of First ING Life to meet its obligations under the Contract.










________________________________________________________________________________
                                       6

                         Financial Statements

                         First ING Life Insurance
                         Company of New York


                         Years ended December 31, 1996, 1995 and 1994 with Report of Independent Auditors










________________________________________________________________________________

                  First ING Life Insurance Company of New York

                              Financial Statements


                  Years ended December 31, 1996, 1995 and 1994



                                    CONTENTS

Report of Independent Auditors......  10

Audited Financial Statements

Balance Sheets......................  11
Statements of Operations............  13
Statements of Stockholder's Equity..  14
Statements of Cash Flows............  15
Notes to Financial Statements.......  16












________________________________________________________________________________

                         Report of Independent Auditors

Board of Directors and Stockholder
First ING Life Insurance Company of New York

We have audited the accompanying balance sheets of First ING Life Insurance Company of New York (a wholly-owned subsidiary of Security Life of Denver Insurance Company) as of December 31, 1996 and 1995, and the related statements of operations, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First ING Life Insurance Company of New York at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.



                                    ERNST & YOUNG LLP
Denver, Colorado
April 11, 1997










________________________________________________________________________________

                  First ING Life Insurance Company of New York

                                 Balance Sheets

                            (Dollars In Thousands)



                                             DECEMBER 31
                                            1996     1995
                                        -------------------
Assets
Investments (Note 2):
 Fixed maturity investments, at fair
  value (amortized
  cost:  1996--$17,161; 1995--$18,698)    $17,162   $19,002
 Short-term investments                     3,997        --
                                        -------------------
Total investments                          21,159    19,002

Cash                                       (2,129)      123
Accrued investment income                     156       324
Reinsurance recoverable (Note 3):
 Paid benefits                              2,817     2,569
 Unpaid benefits                            1,804     1,584
Prepaid reinsurance premiums (Notes 3       8,326     8,838
 and 4)
Deferred policy acquisition costs              51        --
Federal income taxes recoverable (Note         12         9
 5)
Other assets                                    5        --
Separate account assets (Note 10)             673        --







Total assets                              $32,874   $32,449
                                        ===================

See accompanying notes.











--------------------------------------------------------------------------------

                 First ING Life Insurance Company of New York

                                Balance Sheets

                            (Dollars in Thousands)


                                             DECEMBER 31
                                             -----------
                                            1996      1995
                                        -------------------
Liabilities and Stockholder's Equity
Liabilities:
 Future policy benefits (Note 3):
  Life and annuity reserves               $ 8,427   $ 8,921
  Unpaid claims                             1,804     1,583
                                        -------------------
 Total future policy benefits              10,231    10,504

 Accounts payable and accrued expenses       (118)        8
 Indebtedness to related parties              500       156
 Amounts due to reinsurers (Note 3)            (1)       10
 Deferred federal income taxes (Note 5)       359       421
 Separate account liabilities (Note 10)       673        --
                                        -------------------
Total liabilities                          11,644    11,099

Commitments and contingent liabilities
 (Notes 3 and 7)

Stockholder's equity (Note 6):
 Common stock, $110 par value:
  Authorized  10,000 shares
  Issued and outstanding  10,000 shares     1,100     1,100
 Additional paid-in capital                23,330    23,330
 Net unrealized gains on investments            1       198
 Retained earnings (deficit)               (3,201)   (3,278)
                                        -------------------
Total stockholder's equity                 21,230    21,350
                                        -------------------
Total liabilities and stockholder's
 equity                                   $32,874   $32,449
                                        ===================

See accompanying notes.

________________________________________________________________________________

                  First ING Life Insurance Company of New York

                            Statements of Operations

                             (Dollars in Thousands)


                                             Year ended December 31
                                            1996       1995      1994
                                         -----------------------------

Revenues:
 Reinsurance premiums assumed             $  7,402   $ 7,426   $ 7,696
 Investment product charges                      5        --        --
                                         -----------------------------
                                             7,407     7,426     7,696
 Reinsurance ceded premiums                 (7,402)   (7,426)   (7,616)
                                         ------------------------------
                                                 5        --        80

 Net investment income                       1,070       789       567
 Net realized gains (losses) on
  investments                                  (91)       83      (412)
                                         ------------------------------
Total revenues                                 984       872       235

Benefits and expenses:
 Benefits:
  Death benefits                            11,765     6,765     7,917
  Other benefits                               316       206       163
  Increase in policy reserves and other          2         3        80
   funds
  Reinsurance recoveries                   (12,081)   (6,970)   (8,080)
                                         ------------------------------
                                                 2         4        80
 Expenses:
  Commissions                                 (330)     (344)     (402)
  Insurance operating expenses               1,188       714       753
  Amortization of deferred policy
   acquisition costs                             6        --        --
  Miscellaneous expenses                        (2)       (2)        2
                                         ------------------------------
Total benefits and expenses                    864       372       433
                                         ------------------------------

Income (loss) before federal income
 taxes                                         120       500      (198)
Federal income tax benefit (expense)
 (Note 5)                                      (43)      254        46
                                         ------------------------------
Net income (loss)                         $     77   $   754   $  (152)
                                         ==============================


See accompanying notes.











________________________________________________________________________________

                  First ING Life Insurance Company of New York

                       Statements of Stockholder's Equity

                             (Dollars in Thousands)


                                              Year ended December 31
                                            1996       1995       1994
                                        --------------------------------
Common stock:
 Balance at beginning and end of year      $ 1,100    $ 1,100    $ 1,100
                                        ================================

Additional paid-in capital:
 Balance at beginning of year              $23,330    $14,330    $14,330
 Capital contribution                           --      9,000         --
                                        --------------------------------
 Balance at end of year                    $23,330    $23,330    $14,330
                                        ================================

Net unrealized gain (loss) on
 investments:
 Balance at beginning of year              $   198    $  (491)  $     --
 Adjustment to beginning balance for
  change in accounting method used
  for investments net of $10 tax
  benefit (Note 1)                              --         --         18
 Net change in unrealized gain (loss) on
  investments, net of tax                     (197)       689       (509)
                                        --------------------------------
 Balance at end of year                    $     1    $   198    $  (491)
                                        ================================

Retained earnings (deficit):
 Balance at beginning of year              $(3,278)   $(4,032)   $(3,880)
 Net income (loss)                              77        754       (152)
                                        --------------------------------
 Balance at end of year                    $(3,201)   $(3,278)   $(4,032)
                                        ================================

Total stockholder's equity                 $21,230    $21,350    $10,907
                                        ================================


See accompanying notes.






________________________________________________________________________________

                  First ING Life Insurance Company of New York

                            Statements of Cash Flows

                             (Dollars in Thousands)


                                              Year ended December 31
                                              ----------------------
                                            1996       1995       1994
                                        -------------------------------
Operating Activities
Net income (loss)                         $     77   $    754   $  (152)
Adjustments to reconcile net income
 (loss) to net cash provided (used) by
 operating activities:
  Increase (decrease) in future policy
   benefits                                   (895)      (513)      423
  Net increase (decrease) in federal
   income taxes                                 40        524      (107)
  Increase (decrease) in accounts
   payable, accrued expenses, and
   amounts due to reinsurers                  (137)      (858)      392
  Decrease (increase) in accrued
   investment income                           168       (229)      103
  Increase in reinsurance recoverable         (468)    (2,160)     (316)
  Decrease in prepaid reinsurance
   premiums                                    512        188        47
  Net realized (gain) loss on sale of
   investments                                  91        (83)      412
  Policy acquisition costs deferred            (57)        --        --
  Amortization of deferred policy
   acquisition costs                             6         --        --
  Other, net                                    23         57        97
                                        -------------------------------
Net cash provided (used) by operating
 activities                                   (640)    (2,320)      899

Investing Activities
Sales of fixed maturity investments,
 available-for-sale                         15,904      1,075     9,698
Maturities of fixed maturity
 investments, available-for-sale                15        750
Purchase of fixed maturity investments,
 available-for-sale                        (14,501)   (11,002)   (8,277)
Short-term investments, net                 (3,997)        --        --
                                        -------------------------------
Net cash provided (used) by investing
 activities                                 (2,579)    (9,177)    1,421

Financing Activities
Increase (decrease) in indebtedness to
 related parties                               344       (142)      256
Capital contribution                            --      9,000        --
Receipts from interest sensitive
 products credited to
 policyholder account balances                 648         --        --
Return of policyholder account balances
 on interest sensitive policies                (25)        --        --
                                        -------------------------------
Net cash provided by financing
 activities                                    967      8,858       256
                                        -------------------------------

Net increase (decrease) in cash             (2,252)    (2,639)    2,576
Cash at beginning of year                      123      2,762       186
                                        -------------------------------
Cash at end of year                       $ (2,129)  $    123   $ 2,762
                                        ===============================


See accompanying notes.

________________________________________________________________________________

                  First ING Life Insurance Company of New York

                         Notes to Financial Statements

                               December 31, 1996


1. Significant Accounting Policies

Nature of Operations

First ING Life Insurance Company of New York (the Company) is a stock life insurance company originally organized under the laws of the State of New York in 1973 as the Urbaine Life Reinsurance Company. It changed its name to First ING Life Insurance Company of New York in 1994. The Company is a wholly-owned subsidiary of Security Life of Denver Insurance Company (Security Life). Security Life is a wholly-owned subsidiary of ING America Insurance Holdings, Inc., an indirectly owned subsidiary of ING Groep, N.V. of the Netherlands. The Company is licensed to do business in twenty states and in the District of Columbia. Currently, the Company operates in two product markets:

  . The Company assumes closed blocks of business from various insurance companies, which it then retrocedes to other reinsurers. The Company receives compensation in the form of an inforce-based fee for administering these reinsurance contracts. The contracts are primarily comprised of traditional life policies, with some accident and health business.

  . During 1996, the Company entered the direct variable annuity insurance market in the state of New York. Most of the variable business is transferred to a Separate Account.

The significant accounting policies followed by the Company that materially affect the financial statements are summarized below:

Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles (GAAP), which differ from statutory accounting practices prescribed or permitted by state insurance regulatory authorities.

 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

________________________________________________________________________________

                 First ING Life Insurance Company of New York

1. Significant Accounting Policies (Continued)



Accounting Changes

In May 1993, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities. The Company adopted the provisions of the new standard for investments held as of or acquired after January 1, 1994. The cumulative effect as of January 1, 1994 of adopting FASB Statement 115 had no impact on income. The opening balance of stockholder's equity was increased by $18,000 (net of $10,000 in deferred income taxes) to reflect the net unrealized holding gains on securities classified as available-for-sale previously carried at amortized cost.

Investments

Investments are presented on the following bases:

The carrying value of fixed maturities depends on the classification of the security: securities held-to-maturity, securities available-for-sale, and trading securities. Management determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.

Debt securities not classified as held-to-maturity or trading are classified as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized gain or loss, net of tax, reported in a separate component of stockholder's equity.

The Company does not hold debt securities classified as held-to-maturity or trading.

The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in interest income from investments. Interest is included in net investment income as earned.
________________________________________________________________________________

                  First ING Life Insurance Company of New York

1. Significant Accounting Policies (Continued)

Realized gains and losses, and declines in value judged to be other-than-temporary are recognized in net income. The cost of securities sold is based on the specific identification method.

Recognition of Premium Revenues

Premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole life insurance policies, are recognized as revenue over the premium-paying period.

Revenues for investment products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances during the year.

Future Policy Benefits

The liabilities for traditional life and accident and health benefits and expenses are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash value or the amounts required by law. Interest rates range from 3% to 6% at both December 31, 1996 and 1995. The liabilities calculated using this method are not materially different than liabilities calculated using generally accepted accounting principles.

Benefit reserves for Separate Account annuity contracts (including interest sensitive products) and investment products are computed under a retrospective deposit method and represent contract account balances before applicable surrender charges. Contract benefits and claims that are charged to expense include benefits and claims incurred during the year in excess of related contract account balances. Interest crediting rates for amounts invested in the general account were 4.6% during 1996.

________________________________________________________________________________

                 First ING Life Insurance Company of New York

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


UNPAID CLAIMS


The liabilities for unpaid claims include estimates of amounts due on reported claims and claims that have been incurred but were not reported as of December
31. Such estimates are based on actuarial projections applied to historical claim payment data. Such liabilities are reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31.


FEDERAL INCOME TAXES


Deferred federal income taxes have been provided or credited to reflect significant temporary differences between income reported for tax and financial reporting purposes.


CASH FLOW INFORMATION


Cash includes cash on hand and demand deposits. No interest was paid in 1996, 1995, and 1994.


In accordance with the Company's cash management policy of maximizing the amount of funds invested in income-earning assets, the Company routinely anticipates the timing and amount of future cash flows. This policy frequently results in the existence of negative cash book balances.


DEFERRED POLICY ACQUISITION COSTS


Commissions and other costs of acquiring investment products that vary with and are primarily related to the production of new business have been deferred. For investment products, acquisition costs are being amortized generally in proportion to the present value (using the assumed crediting rate) of expected gross margins from surrender charges and investment, mortality, and expense margins. This amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.



________________________________________________________________________________

                 First ING Life Insurance Company of New York

1. Significant Accounting Policies (continued)


Pending Accounting Standard


During 1996, the FASB issued Statement No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which requires an entity to recognize the financial and servicing assets it controls and the liabilities it has incurred and to derecognize financial assets when control has been surrendered in accordance with the criteria provided in the Statement. The Company will apply the new rules prospectively to transactions beginning in the first quarter of 1997. Based on current circumstances, the Company believes the application of the new rules will not have a material impact on the financial statements.


Reclassifications


Certain amounts in the 1994 and 1995 financial statements have been reclassified to conform with the 1996 presentation.


2. Investments


The amortized cost and fair value of investments in fixed maturities are as follows at December 31, 1996 and 1995:


                                                 Gross       Gross
                                    Amortized  Unrealized  Unrealized   Fair
                                      Cost       Gains       Losses     Value
                                  --------------------------------------------
                                              (Dollars in Thousands)
1996 Available-for-Sale:
 U.S. Treasury securities and
  obligations of U.S. government
  corporations and agencies          $ 6,060     $ 71       $  7      $ 6,124
 Corporate securities                  9,116       36         97        9,055
 Other asset-backed securities         1,985        1          3        1,983
                                  --------------------------------------------
                                     $17,161     $108       $107      $17,162
                                  ============================================



________________________________________________________________________________

                  First ING Life Insurance Company of New York

2. INVESTMENTS (CONTINUED)

                                                 GROSS       GROSS
                                    AMORTIZED  UNREALIZED  UNREALIZED   FAIR
                                      COST       GAINS       LOSSES     VALUE
                                  --------------------------------------------
                                              (DOLLARS IN THOUSANDS)
1995 Available-for-Sale:
 U.S. Treasury securities and
  obligations of U.S. government
  corporations and agencies           $12,105     $252         $1      $12,356
 Corporate securities                   3,300       23          6        3,317
 Other asset-backed securities          3,293       36          -        3,329
                                  --------------------------------------------
                                      $18,698     $311         $7      $19,002
                                  ============================================


The amortized cost and fair value of investments in fixed maturities at December 31, 1996, by contractual maturity, are shown in the following table. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                          AMORTIZED       FAIR
                                            COST          VALUE
                                        ------------------------
Available-for-sale:
 Due in one year or less                    $     -      $     -
 Due after one year through five years        8,194        8,232
 Due after five years through ten years       2,995        2,956
 Due after ten years                          3,987        3,991
                                        ---------------------------
                                             15,176       15,179

 Other asset-backed securities                1,985        1,983
                                        ---------------------------
Total available-for-sale                    $17,161      $17,162
                                        ===========================


________________________________________________________________________________

                  First ING Life Insurance Company of New York

2. INVESTMENTS (CONTINUED)


Changes in unrealized gains (losses) on investments in fixed maturities for the years ended December 31 are summarized as follows:



                                                1996     1995    1994
                                            ------------------------------
                                               (DOLLARS IN THOUSANDS)
Gross unrealized gains                          $ 108    $ 311   $  12
Gross unrealized losses                           107        7     769
                                            ------------------------------
Net unrealized gains (losses)                       1      304    (757)
Deferred income tax (expense) benefit               -     (106)    266
                                            ------------------------------
Net unrealized gains (losses) after taxes           1      198    (491)

Less:
 Balance at beginning of year                     198     (491)      -
 Adjustment for change in accounting method         -        -      18
                                            ------------------------------
Change in net unrealized gains (losses)
 on fixed maturities                            $(197)   $ 689   $(509)
                                            ==============================



Major categories of investment income for the years ended December 31 are summarized as follows:


                                                1996     1995    1994
                                            ------------------------------
                                                (DOLLARS IN THOUSANDS)
Fixed maturities                               $1,070    $797    $578
Other investments                                  20       -       -
                                            ------------------------------
                                                1,090     797     578
Investment expenses                               (20)     (8)    (11)
                                            ------------------------------
Net investment income                          $1,070    $789    $567
                                            ==============================



Debt and marketable equity securities available-for-sale with fair values at the date of sale of $15,904,000, $1,075,000 and $9,698,000 were sold during 1996,
1995 and 1994, respectively. Gross gains of $27,000, $83,000 and $0 and gross losses of $118,000, $0 and $412,000 were realized on those sales during 1996, 1995 and 1994, respectively.


________________________________________________________________________________

                  First ING Life Insurance Company of New York

2. INVESTMENTS (CONTINUED)


As part of its overall investment management strategy, the Company had not entered into any agreements to purchase or sell securities as of December 31, 1996 and 1995.


At December 31, 1996 and 1995, bonds with an amortized cost of $1,695,000 and $1,679,000, respectively, were on deposit with various state insurance departments to meet regulatory requirements.


3. REINSURANCE


The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. As of December 31, 1996, the Company's retention limit for acceptance of risk on assumed life insurance policies had been set at various levels up to $150,000. Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.


________________________________________________________________________________

                  First ING Life Insurance Company of New York

3. REINSURANCE (CONTINUED)


To the extent that the retrocessionaires become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion retroceded. Consequently, allowances are established for amounts deemed uncollectible. To minimize its exposure to significant losses from retrocessionaire insolvencies, the Company evaluates the financial condition of its retrocessionaires. A summary of the reinsured premiums is as follows:


                                                                               PERCENTAGE
                                            ASSUMED    RETROCEDED TO            OF AMOUNT
                                  GROSS   FROM OTHER       OTHER        NET    ASSUMED TO
                                  AMOUNT   COMPANIES     COMPANIES     AMOUNT      NET
                                ---------------------------------------------------------
                                                  (DOLLARS IN THOUSANDS)
As of  December 31, 1996:
 Life insurance in force          $  -       $670,345        $670,245   $ 100     N/A
                                =========================================================

Premiums:
 Life insurance                   $  -       $  7,403        $  7,403   $  -      N/A
 Accident and health insurance       -             (1)             (1)     -      N/A
                                ---------------------------------------------------------
Total  premiums                   $  -       $  7,402        $  7,402   $  -      N/A
                                =========================================================

As of  December 31, 1995:
 Life insurance in force          $  -       $797,204        $797,106   $ 98      N/A
                                =========================================================

Premiums:
 Life insurance                   $  -       $  7,426        $  7,426   $  -      N/A
 Accident and health insurance       -              -               -      -      N/A
                                ---------------------------------------------------------
Total  premiums                   $  -       $  7,426        $  7,426   $  -      N/A
                                =========================================================

As of December 31, 1994:
 Life insurance in force          $  -       $942,819        $942,722   $ 97      N/A
                                =========================================================

Premiums:
 Life insurance                   $  -       $  7,698        $  7,618   $ 80      9,623%
 Accident and health insurance       -             (2)             (2)            N/A
                                ---------------------------------------------------------
Total  premiums                   $  -       $  7,696        $  7,616   $ 80      9,620%
                                =========================================================



________________________________________________________________________________

               First ING Life Insurance Company of New York

4. CONCENTRATIONS OF CREDIT RISK


At both December 31, 1996 and 1995, the Company held no less-than-investment-grade bonds in its portfolio.


At December 31, 1996 and 1995, $8,323,000 and $8,600,000, respectively, of the
Company's prepaid reinsurance premiums were retroceded to one reinsurer. The amounts represent 97% of the total prepaid reinsurance premiums at both December 31, 1996 and 1995.


5. INCOME TAXES


Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities as of December 31 are as follows:


                                             1996         1995
                                       -----------------------------
                                           (DOLLARS IN THOUSANDS)
Deferred tax liabilities:
 Cession adjustment                         $(1,250)     $(1,250)
 Other                                           (7)        (102)
  Total deferred tax liabilities             (1,257)      (1,352)
                                       -----------------------------

Deferred tax assets:
 Tax-basis deferred acquisition costs           357          581
 Net operating loss carryforward                541          350
                                       -----------------------------
  Total deferred tax assets                     898          931
                                       -----------------------------
Net deferred tax liabilities                $  (359)     $  (421)
                                       =============================



The Policyholder's Surplus Account is an accumulation of certain special deductions for income tax purposes and a portion of the "gains from operations" which were not subject to current taxation under the Life Insurance Tax Act of 1959. At December 31, 1996, the balance in this account for tax return purposes was approximately $188,000. The Tax Reform Act of 1984 provides that no further accumulations will be made in this account. If amounts accumulated in the Policyholder's Surplus Account exceed certain limits or if distributions to the shareholders exceed


________________________________________________________________________________

                 First ING Life Insurance Company of New York

5. INCOME TAXES (CONTINUED)


amounts in the Shareholder's Surplus Account, to the extent of such excess amount or excess distributions as determined for income tax purposes, amounts in the Policyholder's Surplus Account would become subject to income tax at rates in effect at that time. Should this occur, the maximum tax which would be paid at the current tax rate is $65,800. The Company does not anticipate any such action or foresee any events which would result in such tax.


For financial reporting purposes, federal income tax benefit (expense) consists of the following:


                                           1996    1995     1994
                                       ----------------------------
                                         (DOLLARS IN THOUSANDS)
Current                                  $  -      $726      $44
Deferred                                  (43)     (910)       2
Current year change in
 valuation allowance                        -       438        -
                                      -----------------------------
Federal income tax benefit (expense)     $(43)     $254      $46
                                      =============================



Prior to 1995, a valuation allowance had been established by the Company to account for the fact that the full benefit of the deferred tax asset for tax-basis deferred acquisition costs more than likely would not be fully realized. In 1995, a change in judgment about the realization of the deferred tax asset occurred and the valuation allowance was removed.


In 1996 and 1994, the Company's effective income tax rate does not vary significantly from the statutory federal income tax rate. In 1995, the Company's effective income tax rate varies from the statutory federal income tax rate due to changes in the valuation allowance.


________________________________________________________________________________

                  First ING Life Insurance Company of New York

5. INCOME TAXES (CONTINUED)


As of December 31, 1996, the Company had net operating loss (NOL) carryforwards for tax purposes of $1,547,000 which are available to offset future taxable income. These NOLs expire as follows (dollars in thousands):


               2008                  $1,001
               2011                     546
                                   ----------
                                     $1,547
                                   ==========



The Company had net income tax payments (receipts) of $3,000, ($778,000), and $61,000 during 1996, 1995 and 1994, respectively, for current income tax payments and settlements of prior year returns.


6. STATUTORY ACCOUNTING INFORMATION AND PRACTICES


The Company prepares its statutory-basis financial statements in accordance with accounting practices prescribed or permitted by its state of domicile. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, from company to company within the state, and may change in the future. The NAIC is currently in the process of codifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1998, will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that insurance companies use to prepare their statutory-basis financial statements.


The Company is required to identify those significant accounting practices that are permitted and obtain written approval of the practice from the Insurance Department of its state of domicile. As of December 31, 1996 and 1995, the Company had no significant permitted accounting practices.


________________________________________________________________________________

                  First ING Life Insurance Company of New York

6. Statutory Accounting Information and Practices (Continued)


The NAIC prescribes Risk-Based Capital (RBC) requirements for life/health
insurance companies.   At December 31, 1996, the Company exceeded all minimum
RBC requirements.


Stockholder's equity, determined in accordance with statutory accounting practices (SAP), was $21,427,000 and $21,441,000 at December 31, 1996 and 1995,
respectively. Net income determined in accordance with SAP was $175,000, $1,154,000, and $126,000 for the years ended December 31, 1996, 1995 and 1994, respectively.


The Company is required to maintain statutory paid-in capital of at least $1,000,000 and paid-in surplus of at least 50% of the paid-in capital in its state of domicile. The Company exceeded its minimum statutory capital and surplus requirements at December 31, 1996. Additionally, the amount of dividends which can be paid by the Company to its stockholder is subject to prior approval by the Insurance Department of its state of domicile based on the Department's review of the Company's financial condition.


7. Commitments and Contingent Liabilities


The Company is not currently a party to any pending or threatened lawsuits and is not aware of any material contingent liabilities.


8. Financing Arrangement


The Company is the beneficiary of two separate renewable letters of credit totaling $12,237,000 that were established in accordance with the terms of certain reinsurance agreements. These letters of credit expired on December 31, 1996 and were renewed in 1997. The letters of credit were unused during both 1996 and 1995.


9. Related Party Transactions


The Company obtains administrative, investment and other operating services from its parent. Amounts expensed for these services were $621,000, $41,000, and $362,000 during 1996, 1995 and 1994, respectively.


________________________________________________________________________________

                  First ING Life Insurance Company of New York

9. Related Party Transactions (Continued)


In 1994 the Company entered into a reinsurance contract with its parent to assume the reserves on a block of whole life insurance policies. Reserves were $85,000 and $83,000 at December 31, 1996 and 1995, respectively.


10. Separate Accounts


Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain contractholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account contractholders and are excluded from the amounts reported in the statements of operations except for fees charged for administration services and mortality risk.


11. Fair Value of Financial Instruments


In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and in many cases could not be realized in immediate settlement of the instrument. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.


Life insurance liabilities that contain mortality risk and all nonfinancial instruments are excluded from the disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.


________________________________________________________________________________

                  First ING Life Insurance Company of New York

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


                                      DECEMBER 31
                                1996               1995
                        --------------------------------------
                          CARRYING   FAIR    CARRYING   FAIR
                           VALUE     VALUE    VALUE     VALUE
                        --------------------------------------
                                 (DOLLARS IN THOUSANDS)
ASSETS
Fixed maturities           $17,162  $17,162   $19,002  $19,002
Short-term investments       3,997    3,997         -        -

LIABILITIES
Individual annuities            16       15         -        -


The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments:

  FIXED MATURITIES: The fair values for fixed maturities are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of collateralized mortgage obligations, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

  LETTERS OF CREDIT: The Company is the beneficiary of two separate renewable letters of credit totaling $12,237,000. These letters of credit have a fair value to the Company of $0 (see Note 8).

  INDIVIDUAL ANNUITIES: The fair values of the Company's deferred annuity contracts are estimated based on the cash surrender value.

  The carrying values of all other assets and liabilities approximate their fair values.


________________________________________________________________________________

                  First ING Life Insurance Company of New York

12. SUBSEQUENT EVENTS


Certain divisions of the Separate Account invest in corresponding mutual fund portfolios of The Palladian Trust. On January 24, 1997, the Company received notification that The Palladian Trust intends to terminate the participation agreement for the Fulcrum Fund variable annuity product effective July 24, 1997.


________________________________________________________________________________

                         REPORT OF INDEPENDENT AUDITORS


Board of Directors and Stockholder
First ING Life Insurance Company of New York


We have audited the financial statements of First ING Life Insurance Company of New York (a wholly-owned subsidiary of Security Life of Denver Insurance Company) as of December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, and have issued our report thereon dated April 11, 1997 (included elsewhere in this Registration Statement). Our audits also included the financial statement schedule listed in Item 23 of this Registration Statement. This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits.


In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.


                                    ERNST & YOUNG LLP


Denver, Colorado
April 11, 1997

________________________________________________________________________________

                                                         SCHEDULE III


                  FIRST ING LIFE INSURANCE COMPANY OF NEW YORK


                      SUPPLEMENTARY INSURANCE INFORMATION


              For the Years Ended December 31, 1996, 1995 and 1994


                                       1996
                                    Individual     1996        1995       1994
           Description               Annuity       Life        Life       Life
--------------------------------------------------------------------------------
Deferred policy acquisition cost      $ 51,000  $        -  $        -  $      -

Future policy benefits, losses,
 claims, and loss expenses              16,000   8,411,000   8,921,000         -

Unearned premiums [1]                        -           -           -         -

Other policy claims and benefits
 payable                                     -   1,804,000   1,583,000         -

Premium revenue                          5,000           -           -         -

Net investment income                        -           -           -         -

Benefits, claims, losses, and
 settlement expenses [3]                     -           -           -         -

Amortization of deferred policy
 acquisition costs                       6,000           -           -         -

Other operating expenses               891,000     297,000     714,000   753,000

Premiums written [2]                         -           -           -         -



[1] N/A, as all of FING's A&H premiums are immaterial and are fully retroceded. [2] Per the S-X instructions, this is N/A for life insurance. This information is used to measure A&H business.
[3] $25,198 in annuity benefits were collapsed under FAS 97.


________________________________________________________________________________

                         Report of Independent Auditors


Contractholders
First ING Separate Account A1 of
 First ING Life Insurance Company of New York


We have audited the accompanying statement of net assets of First ING Separate Account A1 (comprising, respectively, the GAMCO Investors, Inc. Value Portfolio ("GAMCO Value"), the GAMCO Investors, Inc. Global Interactive/Telecom Portfolio ("GAMCO Global Interactive"), the Stonehill Capital Management, Inc. Growth Portfolio ("Stonehill Growth"), the Bee & Associates Incorporated International Growth Portfolio ("Bee & Associates International Growth"), and the Fischer Francis Trees & Watts, Inc. Global Strategic Income Portfolio ("Fischer Francis Global Strategic") Divisions) as of December 31, 1996, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First ING Separate Account A1 at December 31, 1996, and the results of its operations and changes in its net assets for the year then ended, in conformity with generally accepted accounting principles.



                                    ERNST & YOUNG LLP


Denver, Colorado
April 9, 1997


________________________________________________________________________________

                         First ING Separate Account A1

                            Statement of Net Assets

                               December 31, 1996



                                                                                                BEE &         FISCHER
                                           TOTAL                     GAMCO                    ASSOCIATES      FRANCIS
                                            ALL         GAMCO        GLOBAL      STONEHILL   INTERNATIONAL     GLOBAL
                                         DIVISIONS      VALUE     INTERACTIVE     GROWTH        GROWTH       STRATEGIC
                                      ---------------------------------------------------------------------------------
ASSETS
Investments in mutual funds at
  market value; combined cost
  $624,057(See Note C)                $   672,775   $   313,725   $    81,800   $   137,781   $    87,069   $    52,400
                                      -----------   -----------   -----------   -----------   -----------   -----------
Total assets                              672,755       313,725        81,800       137,781        87,069        52,400
                                      -----------   -----------   -----------   -----------   -----------   -----------

LIABILITIES
Due to Security Life of Denver              1,037           438           144           218           152            85
Total liabilities                           1,037           438           144           218           152            85
                                      -----------   -----------   -----------   -----------   -----------   -----------

Net assets                            $   671,738   $   313,287   $    81,656   $   137,563   $    86,917   $    52,315
                                      ===========   ===========   ===========   ===========   ===========   ===========

CONTRACT OWNER RESERVES
Reserves for redeemable annuity
 contracts (See Note B)               $   671,738   $   313,287   $    81,656   $   137,563   $    86,917   $    52,315
                                      -----------   -----------   -----------   -----------   -----------   -----------

TOTAL CONTRACT OWNER RESERVES         $   671,738   $   313,287   $    81,656   $   137,563   $    86,917   $    52,315
                                      ===========   ===========   ===========   ===========   ===========   ===========

Number of division units outstanding
 (See Note F)                                        27,860,970     8,279,460    14,334,490     8,357,410     5,205,830
                                                    ===========   ===========   ===========   ===========   ===========

Value per divisional unit                           $     11.24   $      9.86   $      9.60   $     10.40   $     10.05
                                                    ===========   ===========   ===========   ===========   ===========

See accompanying notes.


________________________________________________________________________________

                         First ING Separate Account A1

                            Statement of Operations

                          Year Ended December 31, 1996



                                                                                                   BEE &        FISCHER
                                             TOTAL                     GAMCO                     ASSOCIATES     FRANCIS
                                              ALL         GAMCO        GLOBAL       STONEHILL   INTERNATIONAL    GLOBAL
                                           DIVISIONS      VALUE      INTERACTIVE      GROWTH        GROWTH      STRATEGIC
                                         -----------   -----------   -----------   -----------   -----------   -----------

INVESTMENT INCOME
Dividends from mutual funds              $    19,501   $    17,249   $       397   $         -   $     1,519   $       336
Less:  Valuation period deductions
 (See Note B)                                  4,629         2,272           668         1,033           522           134
                                         -----------   -----------   -----------   -----------   -----------   -----------
Net investment income (loss)                  14,872        14,977          (271)       (1,033)          997           202
                                         -----------   -----------   -----------   -----------   -----------   -----------

REALIZED AND UNREALIZED GAINS
 (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
 investments                                  (4,999)          100          (328)          211        (2,269)       (2,713)
Net unrealized gains on investments           48,718        14,303         1,022        21,024        11,971           398
                                         -----------   -----------   -----------   -----------   -----------   -----------
Net realized and unrealized gains
 (losses) on investments                      43,719        14,403           694        21,235         9,702        (2,315)
                                         -----------   -----------   -----------   -----------   -----------   -----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS                              $    58,591   $    29,380   $       423   $    20,202   $    10,699   $    (2,113)
                                         ===========   ===========   ===========   ===========   ===========   ===========

See accompanying notes.

                 --------------------------------------------

                         First ING Separate Account A1

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1996




                                                                                                  BEE &         FISCHER
                                            TOTAL                      GAMCO                    ASSOCIATES      FRANCIS
                                             ALL          GAMCO        GLOBAL      STONEHILL   INTERNATIONAL     GLOBAL
                                          DIVISIONS       VALUE      INTERACTIVE     GROWTH        GROWTH       STRATEGIC
                                         -----------   -----------   -----------   -----------   -----------   -----------
INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)             $    14,872   $    14,977   $      (271)  $    (1,033)  $       997   $       202
Net realized gains (losses) on
 investments                                  (4,999)          100          (328)          211        (2,269)       (2,713)
Net unrealized gains on investments           48,718        14,303         1,022        21,024        11,971           398
                                         -----------   -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets
 from operations                              58,591        29,380           423        20,202        10,699        (2,113)
                                         -----------   -----------   -----------   -----------   -----------   -----------

CHANGES FROM PRINCIPAL
 TRANSACTIONS
Contract purchase payments                   635,993       280,848        85,200       140,700        77,502        51,743
Surrenders                                   (25,198)          (41)       (5,139)      (14,987)       (4,992)          (39)
Net transfers among divisions
 (including the guaranteed interest
 division in the general account)                  -         3,084         1,226        (8,225)        3,886            29
Other                                          2,352            16           (54)         (127)         (178)        2,695
                                         -----------   -----------   -----------   -----------   -----------   -----------
Increase from principal
 transactions                                613,147       283,907        81,233       117,361        76,218        54,428
                                         -----------   -----------   -----------   -----------   -----------   -----------

Total increase in net assets                 671,738       313,287        81,656       137,563        86,917        52,315

Net assets at beginning of year                    -             -             -             -             -             -
                                         -----------   -----------   -----------   -----------   -----------   -----------

Net assets at end of year                $   671,738   $   313,287   $    81,656   $   137,563   $    86,917   $    52,315
                                         ===========   ===========   ===========   ===========   ===========   ===========

See accompanying notes.

--------------------------------------------------------------------------------

                         First ING Separate Account A1

                         Notes to Financial Statements

                               December 31, 1996



NOTE A. ORGANIZATION

First ING Separate Account A1 (the "Separate Account") was established by resolution of the Board of Directors of First ING Life Insurance Company of New York (the "Company") on March 15, 1994. The Separate Account is organized as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

The Separate Account supports the operations of the Fulcrum Fund variable annuity ("Fulcrum") contracts offered by the Company. The Separate Account may be used to support other variable annuity contracts as they are offered by the Company. The assets of the Separate Account are the property of the Company. However, the portion of the Separate Account's assets attributable to the contracts will not be chargeable with liabilities arising out of any other operations of the Company.

The Separate Account currently consists of five investment divisions available to the contractholders, each of which invests in an independently managed mutual fund portfolio of the Palladian Trust ("Fund"). The Funds are as follows:

PORTFOLIO MANAGERS/PORTFOLIOS (FUNDS)

GAMCO Investors, Inc.
  Value Portfolio
  Global Interactive/Telecom Portfolio

Stonehill Capital Management, Inc.
  Growth Portfolio

Bee & Associates Incorporated
  International Growth Portfolio

Fischer Francis Trees & Watts, Inc.
  Global Strategic Income Portfolio



________________________________________________________________________________

                         First ING Separate Account A1

NOTE A. ORGANIZATION (CONTINUED)

The Fulcrum contracts allow the contractholders to specify the allocation of their purchase payments to the various Funds. They can also transfer their account values among the Funds. The Fulcrum product also provides the contractholders the option to allocate their purchase payments, or to transfer their account values, to a Guaranteed Interest Division ("GID") in the Company's general account. The GID guarantees a rate of interest to the contractholder, and it is not variable in nature. Therefore, it is not included in the Separate Account statements.

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Separate Account have been prepared on the basis of generally accepted accounting principles ("GAAP"). The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The accounting principles followed by the Separate Account and the methods of applying those principles are presented below or in the footnotes which follow.

INVESTMENT VALUATION--THE INVESTMENTS IN SHARES OF THE FUNDS ARE VALUED AT THE CLOSING NET ASSET VALUE (MARKET VALUE) PER SHARE AS DETERMINED BY THE FUNDS ON THE DAY OF MEASUREMENT.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME--THE INVESTMENTS IN SHARES OF THE FUNDS ARE ACCOUNTED FOR ON THE DATE THE ORDER TO BUY OR SELL IS CONFIRMED. DIVIDEND INCOME AND DISTRIBUTIONS OF CAPITAL GAINS ARE RECORDED ON THE EX-DIVIDEND DATE. REALIZED GAINS AND LOSSES FROM SECURITY TRANSACTIONS ARE REPORTED USING THE FIRST-IN-FIRST-OUT ("FIFO") METHOD OF ACCOUNTING FOR COST. THE DIFFERENCE BETWEEN COST AND CURRENT MARKET VALUE OF INVESTMENTS OWNED ON THE DAY OF MEASUREMENT IS RECORDED AS UNREALIZED GAIN OR LOSS ON INVESTMENT.

VALUATION PERIOD DEDUCTIONS--CHARGES ARE MADE DIRECTLY AGAINST THE ASSETS OF THE SEPARATE ACCOUNT DIVISIONS AND ARE REFLECTED DAILY IN THE COMPUTATION OF THE UNIT VALUES OF THE DIVISIONS.

                         First ING Separate Account A1

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

For Fulcrum contracts, a daily deduction, at an annual rate of 1.25% of the daily asset value of the Separate Account divisions, is charged to the Separate Account for mortality and expense risks assumed by the Company. Total mortality and expense charges for the year ended December 31, 1996 were $4,136.

Fulcrum contracts are subject to a daily deduction, at an annual rate of .15% of the daily asset value of the Separate Account divisions, for an asset based administrative charge to compensate the Company for a portion of the administrative expenses under the contract. Total asset based administrative charges for the year ended December 31, 1996 were $493.

ANNUITY RESERVES--NONE OF THE FULCRUM CONTRACTS IN THE SEPARATE ACCOUNT HAVE ANNUITIZED (REACHED THE ANNUITY DATE) AND ARE REDEEMABLE FOR THE NET CASH SURRENDER VALUE OF THE CONTRACTS. THE ANNUITY RESERVES ARE RECORDED IN THE SEPARATE ACCOUNT AT THE AGGREGATE ACCOUNT VALUES OF THE CONTRACTHOLDERS INVESTED IN THE SEPARATE ACCOUNT DIVISIONS.

NOTE C. INVESTMENTS

Fund shares are purchased at net asset value with contract payments and divisional transfers from other Funds. Fund shares are redeemed at net asset value for the payment of benefits, for surrenders, for transfers to other divisions, and for certain administrative charges by the Company, which were $0 for the year ended December 31, 1996. Distributions made by the Funds are reinvested in the Funds.



________________________________________________________________________________

                         First ING Separate Account A1

                         Notes to Financial Statements



NOTE C. INVESTMENTS (CONTINUED)

The following is a summary of fund shares owned as of December 31, 1996:


                                        NUMBER     NET      VALUE
                                          OF      ASSET   OF SHARES  COST OF
                FUND                    SHARES    VALUE   AT MARKET   SHARES
-----------------------------------------------------------------------------

GAMCO Investors, Inc.
 Value Portfolio                       28,835.02  $10.88   $313,725  $299,422
 Global Interactive/Telecom             8,179.98   10.00     81,800    80,778
Stonehill Capital Management, Inc.
 The Growth Portfolio                  12,710.39   10.84    137,781   116,757
Bee & Associates Incorporated
 International Growth                   8,428.74   10.33     87,069    75,098
Fischer Francis Trees & Watts, Inc.
 Global Strategic Income                5,250.53    9.98     52,400    52,002
                                                          -------------------
Total                                                      $672,775  $624,057
                                                          ===================

For the year ended December 31, 1996, the aggregate cost of purchases (plus reinvested dividends) and the proceeds from sales of investments were $666,986 and $37,930, respectively.

NOTE D. OTHER CONTRACT DEDUCTIONS

The Fulcrum contracts provide for certain deductions for surrender charges and taxes from amounts paid to contractholders. Such deductions are taken after the redemption of divisional units in the Separate Account and are not included in the Separate Account financial statements.

NOTE E. FEDERAL INCOME TAXES

The Separate Account is not taxed separately because the operations of the Separate Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. The Separate Account is not taxed as a "Regulated Investment Company" under subchapter "M" of the Internal Revenue Code.


--------------------------------------------------------------------------------

                         First ING Separate Account A1

NOTE F. SUMMARY OF CHANGES IN UNITS

The following schedule summarizes the changes in divisional units for the year ended December 31, 1996:


                                                                 INCREASE
                                       OUTSTANDING   INCREASE   (DECREASE)
                                           AT          FOR          FOR      (DECREASE)   OUTSTANDING
                                        BEGINNING    PAYMENTS   DIVISIONAL       FOR        AT END
              DIVISION                   OF YEAR     RECEIVED    TRANSFERS   SURRENDERS     OF YEAR
-----------------------------------------------------------------------------------------------------
GAMCO Investors, Inc.
 Value Portfolio                          0,000     27,564.290     300.280       (3.600)   27,860.970
 Global Interactive/Telecom
  Portfolio                               0,000      8,710.310     124.590     (555.440)    8,279.460

Stonehill Capital Management, Inc.
 Growth Portfolio                         0,000     16,878.790    (895.900)  (1,648.400)   14,334.490

Bee & Associates Incorporated
 International Growth Portfolio           0,000      8,721.290     352.490     (716.370)    8,357.410

Fischer Francis Trees & Watts, Inc.
 Global Strategic Income
  Portfolio                               0,000      5,206.860       2.880       (3.910)    5,205.830




______________________________________________________________________________________________________

                         First ING Separate Account A1

NOTE G. NET ASSETS

Net assets at December 31, 1996 consisted of the following:


                                                                    ACCUMULATED       NET
                                                     ACCUMULATED   NET REALIZED   UNREALIZED
                                                      INVESTMENT       GAINS         GAINS
                                        PRINCIPAL       INCOME      (LOSSES) ON       ON
              DIVISION                 TRANSACTIONS     (LOSS)      INVESTMENTS   INVESTMENTS  NET ASSETS
---------------------------------------------------------------------------------------------------------
GAMCO Investors, Inc.
 Value Portfolio                           $283,907      $14,977        $   100       $14,303    $313,287
 Global Interactive/Telecom
  Portfolio                                  81,233         (271)          (328)        1,022      81,656

Stonehill Capital Management, Inc.
 Growth Portfolio                           117,361       (1,033)           211        21,024     137,563

Bee & Associates Incorporated
 International Growth Portfolio              76,218          997         (2,269)       11,971      86,917

Fischer Francis Trees & Watts, Inc.
 Global Strategic Income Portfolio           54,428          202         (2,713)          398      52,315
                                     --------------------------------------------------------------------
Total                                      $613,147      $14,872        $(4,999)      $48,718    $671,738
                                     ====================================================================

NOTE H. SUBSEQUENT EVENT

Certain divisions of the Separate Account invest in corresponding mutual fund portfolios of the Palladian Trust. On January 24, 1997, the Company received notification that the Palladian Trust intends to terminate the participation agreement for the Fulcrum Fund variable annuity product effective July 24, 1997.




________________________________________________________________________________

                                     PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a) All required financial statements are included in Parts A or B of this registration statement.



     (b)  Exhibits:

          The following exhibits are filed herewith:

          1. Resolutions of the Executive Committee of the Board of Directors of First ING Life Insurance Company of New York ("First ING Life") authorizing the establishment of the Registrant. 1/

          2.   Not applicable.

          3. (a) First ING Life Insurance Company of New York Distribution Agreement.2/

               (b) Specimen Broker-Dealer Supervisory and Selling Agreement for Variable Contracts.1/

          4.   Variable Annuity Contract (Form 1192 (VA)-NY)

________________________________________________________________________________

          5.   Variable Annuity Contract Application (Form Q-1170)

          6. (a) Articles of Incorporation of First ING Life Insurance Company of New York 2/

               (b)  By-Laws of First ING Life Insurance Company of
                    New York.2/

          7.   Not Applicable.

          8.   Participation, Service and Administrative Agreements.3/

               (a)   The Alger American Fund3/

               (b)   Fidelity Variable Insurance Products Fund3/

               (c)   Fidelity Variable Insurance Products Fund II3/

               (d)   INVESCO Variable Investment Funds, Inc.3/

               (e)   Van Eck Worldwide Insurance Trust3/

               (f)   Form of Neuberger & Berman Advisers Management Trust

               (g) Administration Services Agreement4/ between First ING Life Insurance Company of New York and Financial Administrative Services Corporation. 2/

          9. Opinion and Consent of John R. Barmeyer as to the legality of the securities being registered.

          10.  Consent of Independent Auditors.

          11.  None.

          12.  None.

          13.  Schedule for Computation of Performance Quotations.

          14.  Financial Data Schedules.

          15.  Powers of Attorney.

________________________________________________________________________________

          16. List of Affiliated Companies of First ING Life Insurance Company of New York.

1/ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of First ING Life Insurance Company of New York and its First ING Life Separate Account A1, filed with the Securities and Exchange Commission on July 31, 1995 (File Nos. 33-88794 and 811-8700).

2/ Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement of First ING Life Insurance Company of New York and its First ING Life Separate Account A1, filed with the Securities and Exchange Commission on April 23, 1996 (File Nos. 33-88794 and 811-8700).

3/ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form
  N-4 Registration Statement of First ING Life Insurance Company of New York and First ING Life Separate Account A1 filed with the Securities and Exchange Commission on August 13, 1996 (File Nos. 33-82890 and 811-8700).


________________________________________________________________________________

Item 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

          Set forth below is information regarding the directors and officers of First ING Life Insurance Company of New York. First ING's address, and the business address of each person named, except as otherwise noted, is Security Life Center, 1290 Broadway, Denver, Colorado 80203-5699.

Name and Principal Business Address            Position and Offices with First ING
----------------------------------             -----------------------------------
R. Glenn Hilliard                              Chairman of the Board
ING
North America Insurance Corporation
5780 Powers Ferry Road
Atlanta, GA 30327-4390

Stephen M. Christopher                         Director, President and Chief Executive
                                               Officer, Chief Operating Officer

Stephen J. Yarina                              Director, Vice President, Treasurer and
                                               Chief Financial Officer, Chief Administrative
                                               Officer

Fred A. Deering                                Director

Weaver H. Gaines                               Director
528 Bayberry
Ocean City, NY 11770

Roger D. Roenfeldt                             Director
100 So. Middle Neck Rd.
Great Neck, NY 11021

Stephen K. West                                Director
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

Thomas F. Conroy                               Director, President, Reinsurance and
                                               Institutional Markets

Wayne D. Bidelman                              Director

Evelyn A. Bentz                                Director

Eugene L. Copeland                             Director

William S. Lutter                              Director, Vice President, Administration
First ING Life Insurance Company of
  New York
225 Broadway, Suite 1901
New York, NY 10007

Linda B. Emory                                 Executive Vice President and
ING                                            Appointed Acturary
North America Insurance Corporation
5780 Powers Ferry Road
Atlanta, GA 30327-4390

John R. Barmeyer                               Chief Legal Officer and Corporate
                                               Secretary

Benjamin Currier                               Senior Vice President, Operations

Michael B. Stevens                             Chief Investment Officer
ING
North America Insurance Corporation
5780 Powers Ferry Road
Atlanta, GA 30327-4390

James Livingston                               Senior Vice President, Chief Actuary

Carol D. Hard                                  Senior Vice President, Variable Sales

Richard Lyons                                  Vice President, Sales

Richard D. King                                Vice President, Medical Director

Amy L. Winsor                                  Tax and Finance Officer

Sandra Forte                                   Assistant Secretary

Shari Enger                                    Assistant Treasurer

Shirley A. Knarr                               Actuarial Officer

________________________________________________________________________________

Item 26. Persons Controlled by or Under Common Control with First ING Life Insurance Company of New York or Registrant

          First ING Life Insurance Company of New York, the depositor of First ING of New York Separate Account A1, is an indirect wholly owned subsidiary of ING Groep, N.W. ("ING"). ING is a holding company made up of two sub-holding companies, ING Verzekeringen N.V. ("ING Insurance") and ING Bank N.V. ("ING Bank") The ING address is:

               Post Office Box 810
               1000 AV Amsterdam
               The Netherlands

          The voting shares of ING are registered in the name of a Trustee, which under a trust agreement with ING has issued against these shares not-voting bearer depository receipts which are listed on the stock exchanges of Amsterdam, Antwerp, Basel, Brussels, Frankfurt, Geneva, Paris and Zurich. This kind of trust arrangement is not uncommon among public companies in the Netherlands and the ING Trustee's principal business is the administration of such trust arrangements with respect to the shares of ING and the shares of other Dutch corporations. The bearer depository receipts can be exchanged for voting shares on an extremely limited basis under which no one share holder may never hold more than 1% of any class of voting shares.

          Although trustees formally have and exercise voting rights, these rights are limited. For example, trustees do not have the right to elect directors. Also, it is the general policy of the Netherlands that these trustees follow the recommendations of the Boards of Directors and the management of corporations and will not exercise voting rights to influence the operations of these corporations in the normal course of events.

          ING Insurance is one of the largest insurance operations in the world. More than half of its total consolidated premium income is derived from life insurance underwriting. ING Insurance also participates in underwriting fire, marine and aviation, motor vehicle, accident and sickness insurance, and professional reinsurance. ING Insurance subsidiaries are engaged in the insurance underwriting business in Europe, North America, Latin America, Australia, the Caribbean and Asia.

          Although First ING Life Insurance Company of New York's ultimate parent company is ING, one hundred percent of the issued and outstanding stock is owned directly by Security Life of Denver Insurance Company ("SLD"), an insurance company incorporated in the state of Colorado. Security Life of Denver Insurance Company is wholly owned by ING America Insurance Holdings, Inc. ("ING America Holdings"), a holding company incorporated in the state of Delaware. ING America Holdings is wholly owned by ING Insurance International B.V., which is in turn wholly owned by ING Insurance. SLD's subsidiary organizations are composed of the following:

          1) Wilderness Associates, a Colorado partnership in which SLD is a 49% partner.

          2) First Secured Mortgage Deposit Corp., a wholly owned Colorado subsidiary corporation.

          3) Midwestern United Life Insurance Company, a wholly owned Indiana subsidiary corporation.

          4) ING America Equities, Inc., a wholly owned Colorado subsidiary corporation

--------------------------------------------------------------------------------

          5)   First ING Life Insurance Company of New York


          Included herein as Exhibit 16 is a list of the U.S. holdings of ING America Holdings as of December, 1996.


--------------------------------------------------------------------------------

Items 27. Number of Contract Owners

          Not Applicable



Item 28.  Indemnification

          Consistent with applicable law, the corporation's bylaws provide as follows:

          Article V. Indemnification of Directors and Officers

          Section 1. Indemnification. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director, an attorney-in-fact or member of a committee appointed by the Board of Directors, officer, salaried employee, or fiduciary of the corporation or is or was serving at the request of the corporation (whether or not as a representative of the corporation) as a director, officer, employee, (for example, acting in a fiduciary capacity for welfare benefit plans), or fiduciary of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorney fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the full extent that officers and directors are permitted to be indemnified by the laws of the State of New York.

          Section 2. Non-Exclusivity. The indemnification provided by this
Article V shall not be deemed exclusive of any other rights to which any person indemnified may be entitled under the Articles of Incorporation, any agreement, insurance policy, vote of the Stockholder or disinterested directors, or otherwise, and any procedure provided for by any of the foregoing, both as to action in his official capacity and as to action in another capacity while holding such office.

          Section 3. Exclusions. No indemnification is provided under this
Article V for unsalaried persons under contract with the corporation in sales capacities such as General Agents, Agents and Brokers. Except as expressly provided in this Article V, no indemnity is provided for persons performing services to the corporation as independent contractors.

Item 29.  Principal Underwriters

     a)      None


--------------------------------------------------------------------------------

     b) The following table sets forth certain information regarding the officers and directors of ING America Equities, Inc. The business address of each person named below is Security Life of Denver, Security Life Center, 1290 Broadway, Attn: Variable, Denver, Colorado 80203-5699

Name and Principal                      Position and Offices
Business and Address                    with Underwriter
--------------------                    ---------------------
Carol D. Hard                           Director and President

Edward K. Campbell                      Director, Vice President and Chief Legal
                                        Officer

Daniel B. Lazarus                       Director
5780 Powers Ferry Road
Atlanta, Georgia 30327

Melodie A. Maxwell-Jones                Director and Chief Compliance Officer

Debra Bell                              Chief Financial Officer and Financial
                                        Operations Officer

Wesley A. Coleman                       Vice President

Shari A. Enger                          Treasurer

Martha K. Evans                         Vice President

Jerrianne Smith                         Chief Operating Officer

Gary W. Waggoner                        Secretary

--------------------------------------------------------------------------------

    c)    None

Item 30.  Location of Accounts and Records
          --------------------------------

          The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 and 31a-3 thereunder are maintained by First ING Life Insurance Company of New York at Security Life Center, 1290 Broadway, Denver, Colorado 80203-5699, and at Financial Administrative Services Corporation, 8515 East Orchard Road, Englewood, Colorado 80111.

Item 31.  Management Services
          -------------------

    Not applicable.

Item 32.  Undertakings
          ------------

          (a) First ING Life Insurance Company of New York represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

          (b) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

          (c) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate offered by the Prospectus, a space that an applicant may check to request a Statement of Additional Information, or
(2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

          (d) Registrant undertakes to deliver any Prospectus and Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to the Company at the address or phone number listed in the Prospectus.

--------------------------------------------------------------------------------

                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, First ING Life Insurance Company of New York and has duly caused this Pre-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City and County of Denver and the State of Colorado on the 29th day of April, 1997.


                                    FIRST ING LIFE INSURANCE COMPANY OF NEW YORK
                                    (Depositor)


                           By:  /s/ Stephen M. Christopher
                                ---------------------------
                                Stephen M. Christopher
                                President and Chief Executive Officer



                                    FIRST ING LIFE SEPARATE ACCOUNT A1
                                    (Registrant)


                           By: FIRST ING LIFE INSURANCE COMPANY OF NEW YORK (Depositor)


                           By:  /s/ Stephen M. Christopher
                                ---------------------------
                                Stephen M. Christopher
                                President and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities with First ING Life Insurance Company of New York and on the date indicated.


PRINCIPAL EXECUTIVE OFFICER:

/s/ Stephen M. Christopher
---------------------------
Chief Executive Officer

PRINCIPAL FINANCIAL OFFICER

/s/ Stephen J. Yarina
---------------------
Stephen J. Yarina
Vice President, Treasurer and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER

/s/ Stephen J. Yarina
---------------------
Stephen J. Yarina
Vice President, Treasurer and Chief Financial Officer

DIRECTORS:

/s/ R. Glenn Hilliard*
---------------------
R. Glenn Hilliard

/s/ Stephen M. Christopher*
---------------------------
Stephen M. Christopher

/s/ Stephen J. Yarina
---------------------
Stephen J. Yarina



/s/ Thomas F. Conroy*
--------------------
Thomas F. Conroy

/s/ Wayne D. Bidelman*
---------------------
Wayne D. Bidelman

/s/ Evelyn A. Bentz*
-------------------
Evelyn A. Bentz

/s/ Eugene L. Copeland*
----------------------
Eugene L. Copeland

/s/ William S. Lutter*
---------------------
William S. Lutter

/s/ Fred A. Deering*
--------------------
Fred A. Deering

/s/ Weaver H. Gaines*
---------------------
Weaver H. Gaines

/s/ Roger D. Roenfeldt*
-----------------------
Roger D. Roenfeldt

/s/ Stephen K. West*
--------------------
Stephen K. West


*  By:  /s/Edward K. Campbell
        ---------------------
        Edward K. Campbell
        Attorney-in-Fact
        April 29, 1997

                                 EXHIBIT INDEX
                                 -------------

                                                             First ING Exchequer

Exhibit No.       Description of Exhibit
-----------       ----------------------
1.                Resolutions of the Executive Committee of the Board of
                  Directors of the First ING Life Insurance Company of New York
                  ("First ING Life") authorizing the establishment of the
                  Registrant./1/

2.                Not Applicable.

3(a)              First ING Life Insurance Company of New York Distribution
                  Agreement./2/

3(b)              Specimen Broker-Dealer Supervisory and Selling Agreement for
                  Variable Contracts./1/

4                 Form of Variable Annuity Contract.

5                 Form of Variable Annuity Contract Application.

6(a) Articles of Incorporation of First ING Life Insurance Company of New York./2/

6(b)              By-Laws of First ING Life Insurance Company of New York./2/

7.                Not Applicable.

--------------------------

/1/ Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement of First ING Life Insurance Company of New York and its First ING Life Separate Account A1, filed with the Securities and Exchange Commission on July 31, 1995 (File Nos. 33-88794 and 811-8700).

/2/ Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form N-4 Registration Statement of First ING Life Insurance Company of New York and its First ING Life Separate Account A1, filed with the Securities and Exchange Commission on April 23, 1996 (File Nos. 33-88794 and 811-8700).

8.         Participation, Service and Administrative Agreements./3/

8(a)       The Alger American Fund./3/

8(b)       Fidelity Variable Insurance Products Fund./3/

8(c)       Fidelity Variable Insurance Products Fund II./3/

8(d)       INVESCO Variable Investment Funds, Inc./3/

8(e)       Van Eck World Insurance Trust./3/

8(f)       Form of Neuberger & Berman Advisers Management Trust.

8(g)       Administration Services Agreement between First ING Life Insurance
           Company of New York and Financial Administrative Services
           Corporation./2/

9. Opinion and Consent of John R. Barmeyer as to the legality of the securities being registered.

10.        Consent of Independent Auditors.

11.        None.

12.        None.

13.        Schedule for Computation of Performance Quotations./4/

14. Financial Data Schedules (Exhibit 27 for purposes of electronic filing).

15.        Powers of Attorney.

--------------------

/3/   Incorporated herein by reference to Pre-Effective Amendment No. 1 to the
Form N-4 Registration Statement of First ING Life Insurance Company of New York and its First ING Life Separate Account A1, filed with the Securities and Exchange Commission on August 13, 1996 (File Nos. 33-82890 and 811-8700).

/4/   Incorporated herein by reference to the Post-Effective Amendment No. 1 to
Form N-4 Registration Statement of Security Life of Denver and its Security Life Separate Account A1, filed with the Securities and Exchange Commission on February 28, 1995 (File No. 33-78444).